UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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CNL Healthcare Properties, Inc.

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CNL HEALTHCARE PROPERTIES, INC.

PROXY

STATEMENT

2016

Annual Meeting of Stockholders The 2016 Annual Meeting of Stockholders of CNL Healthcare Properties, Inc. will be held as follows:

Date:	June 22, 2016

Time:	9:30 a.m.

Place:	CNL Center at City Commons 450 South Orange Avenue Orlando, Florida 32801

April    , 2016

Notice of Annual Meeting of Stockholders to be held on June 22, 2016

The 2016 Annual Meeting of Stockholders of CNL Healthcare Properties, Inc. will be held as follows:

Date	Wednesday, June 22, 2016

Time	9:30 a.m.

Place	CNL Center at City Commons Tower I, 13th Floor 450 South Orange Avenue Orlando, Florida 32801

Items of Business	We are holding the annual meeting of the stockholders of CNL Healthcare Properties, Inc. for stockholders to consider and vote upon the following matters:

	1.	The election of five director nominees named in the accompanying proxy statement.

	2.	The amendment of certain provisions of our articles of incorporation.

	3.	The ratification of the selection of our independent auditor.

	4.	Such other matters as may properly come before the meeting.

Record Date	Stockholders of record as of the close of business on March 31, 2016 will be entitled to vote at the meeting.

Voting	You may vote prior to the meeting by telephone, internet or mail, or you may vote your shares in person at the Annual Meeting. Please refer to the instructions under “Voting Methods” in the accompanying Proxy Statement Summary.

By order of the Board of Directors,

Holly J. Greer Corporate Secretary

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to

be Held on June 22, 2016: The proxy statement and annual report to stockholders are available on our website at CNLHealthcareProperties.com and at www.proxyvote.com.

Page

CNL Healthcare Properties, Inc. 2016 Proxy Statement Summary	1

Annual Meeting Information	1

Voting Matters and Vote Recommendation	1

Item 1 – Election of Directors	2

Director Criteria, Qualifications and Experience	2

Director Nominees	2

Corporate Governance	6

Board Leadership Structure and Risk Oversight	6

Board Meetings and Attendance	7

Committees of the Board	7

Committee Charters and Other Corporate Governance Documents	8

Communications with the Board and Stockholder Recommendations for Director Nominees	9

Compensation of Directors	9

Executive Officers	10

Share Ownership	11

Certain Relationships and Related Person Transactions	12

Item 2 – Amendments of the Articles of Incorporation	20

Item 2A – Amendment of our Charter to Remove Certain Provisions Included to Originally Comply with the NASAA REIT Guidelines that are no Longer Applicable to the Company	21

Item 2B – Amendment and Restatement of our Charter to Remove Upon Listing of our Shares Certain Provisions Included to Originally Comply with the NASAA REIT Guidelines	23

Item 2C – Amendment of our Charter to Delete Certain Restrictions on Exculpation and Indemnification of, and Advancement of Expenses to, our Officers and Directors and Replace them with Provisions of Applicable Maryland Law	24

Item 2D – Amendment of our Charter to Clarify that Holders of our Common Shares Shall Not Have the Rights of Objecting Stockholders Under Title 3, Subtitle 2 of the MGCL and to delete the prohibition on electing to be subject to Title 3, Subtitle 8 of the MGCL	25

Item 3 – Ratification of Appointment of Independent Auditor	26

Fees Paid to the Independent Auditor	26

Audit Committee Pre-Approval Policy	26

Audit Committee Report	27

Other Information about the Meeting	28

Voting and Attendance Information	28

Revocation of Proxies	29

Stockholder Proposals and Nominations for the 2017 Annual Stockholders’ Meeting	29

Solicitation of Proxies	29

Elimination of Duplicative Annual Meeting Materials	30

Other Matters	30

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Exhibit A – Third Articles of Amendment and Restatement of CNL Healthcare Properties, Inc.	[	]

Annex 1 – Form of Proxy

Annex 2 – Voting Reminder Flyer

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CNL HEALTHCARE PROPERTIES, INC.

2016 Proxy Statement Summary

Provided below are highlights of certain information contained in this proxy statement. As it is only a summary, please refer to the complete proxy statement before you vote.

Throughout this proxy statement, the terms “we,” “us,” “our,” the “Company,” and “CNL Healthcare Properties” refer to CNL Healthcare Properties, Inc.

Annual Meeting Information

Date	Wednesday, June 22, 2016

Time	9:30 a.m.

Place	CNL Center at City Commons, Tower I, 13th Floor, 450 South Orange Avenue, Orlando, Florida 32801

Record Date	March 31, 2016

Attending the Meeting	Please see Voting and Attendance Information beginning on page 28 for information regarding attending the meeting in person.

Voting Methods	Stockholders as of the record date are entitled to vote by internet, by phone, or by completing and returning their proxy card or voting instruction card. If you hold your shares in street name, please see Voting and Attendance Information beginning on page 28 for more information about voting.

Vote by internet at www.proxyvote.com using the control number on your proxy card or Notice Regarding the Availability of Proxy Materials.

Vote by telephone by calling 1-800-690-6903 and using the control number on your proxy card or Notice Regarding the Availability of Proxy Materials.

To vote by mail, mark, sign and date the proxy card and return it in the accompanying envelope (if you received these materials by mail). If you did not receive these materials by mail, you may also request a paper copy of the proxy card and submit your vote by mail.

You may attend the meeting and vote in person. Even if you plan to attend the meeting, you are encouraged to vote by proxy prior to the meeting in one of the above ways. If you attend the meeting and wish to vote in person, your proxy will not be used.

Voting Matters and Vote Recommendation

Matter	Board Vote Recommendation	Page Reference
1. Election of five directors	FOR each director nominee	2 - 6

2. Approval of proposed amendments to our Articles of Incorporation	FOR	20 - 25

3. Ratification of the selection of the independent auditor	FOR	26 - 27

This Proxy Statement, the Notice of Annual Meeting and the enclosed proxy card are first being sent or given to stockholders on or about April     , 2016.

Item 1 – Election of Directors

Our Board of Directors has nominated the five directors listed below to be elected to one year terms expiring at the 2017 Annual Stockholders’ Meeting. Each of these nominees, other than Mr. Mauldin, is currently serving on the Board of Directors, and each, including Mr. Mauldin, has consented to serve if elected. If any nominee is unable to serve, the shares represented by valid proxies will be voted for the election of such other person as the Board may designate.

Director Criteria, Qualifications and Experience

Each director is responsible for identifying and recommending qualified individuals to become Board members. The Board does not have a formal policy regarding diversity and considers many factors with regard to each candidate, including nominees recommended by stockholders. In evaluating nominees for director the Board considers, among other things, the individual’s character and professional ethics, judgment, integrity, diversity, prior professional experience, background, the interplay of the candidate’s experience with the experience of other Board members, the extent to which the candidate would be desirable as a member of the Board’s Audit Committee, and the candidate’s willingness to devote substantial time and effort to Board responsibilities.

Director Nominees

The Board of Directors recommends a vote FOR each of these nominees to hold office for a term expiring at the 2017 Annual Stockholders’ Meeting and until their successors are elected and qualified.

Thomas K. Sittema Age 57 Director since 2012 Vice Chairman of the Board since 2012

Other Directorships

Corporate Capital Trust, Inc. (Chair)

Corporate Capital Trust II (Chair)

CNL Healthcare Properties II, Inc. (Chair)

CNL Real Estate Group, Inc.

CNL Lifestyle Properties, Inc. (Vice Chair)

Mr. Sittema has served as vice chairman of the Board and a director since April 2012 and is being nominated to the position of chairman of the Board. Mr. Sittema served as the Company’s chief executive officer from September 2011 to April 2012, and has served as chief executive officer of CNL Healthcare Corp.,the Company’s Advisor (the “Advisor”), since September 2011. He also has served as chairman of the board of CNL Healthcare Properties II, Inc., a newly formed corporation that intends to operate as a REIT, since November 2015, and as a director since its inception on July 9, 2015. Mr. Sittema has served as chief executive officer of its advisor, CHP II Advisors, LLC, since its inception on July 9, 2015. Mr. Sittema has also served as vice chairman of the board and a director of CNL Lifestyle Properties, Inc. since April 2012. He served as chief executive officer of CNL Lifestyle Properties, Inc. from September 2011 to April 2012 and has served as chief executive officer of its advisor since September 2011. Mr. Sittema has served as chief executive officer of CNL Financial Group, Inc. (January 2011 to present) and as president (August 2013 to present), and previously served as vice president (February 2010 to January 2011). He has also served as chief executive officer and president of CNL Financial Group, LLC, (“CNL”), the Company’s sponsor (the “Sponsor”), since August 2013. Mr. Sittema has served as chairman of the board and a director of Corporate Capital Trust, Inc., a non-diversified, closed-end management investment company that has elected to be regulated as a business development company, since October 2010. He has also served as Corporate Capital Trust, Inc.’s chief executive officer since September 2014. Mr. Sittema has served as a trustee and chief executive officer of Corporate Capital Trust II, a non-traded business development company, since August 2014. He has served as chief executive officer and president of CNL Growth Properties, Inc., a public, non-traded REIT, and its advisor, since September 2014, and as chief executive officer and president of Global Income Trust, Inc., another public, non-traded REIT, from September 2014 until its dissolution in December 2015, and has served as chief executive officer and president of its advisor, CNL Global Income Advisors, LLC, since September 2014. Mr. Sittema holds various other offices with other CNL affiliates. Mr. Sittema has served in various roles with Bank of America Corporation and predecessors, including NationsBank, NCNB and affiliate successors (1982 to October 2009). While at Bank of America Corporation Merrill Lynch, he

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served as managing director of real estate, gaming, and lodging investment banking. Mr. Sittema joined the real estate investment banking division of Banc of America Securities at its formation in 1994 and initially assisted in the establishment and build-out of the company’s securitization/permanent loan programs. He also assumed a corporate finance role with the responsibility for mergers and acquisitions, or M&A, advisory and equity and debt capital raising for his client base. Throughout his career, Mr. Sittema has led numerous M&A transactions, equity offerings and debt transactions including high grade and high-yield offerings, commercial paper and commercial mortgage-backed security conduit originations and loan syndications. Mr. Sittema is a member, since February 2013, of the board of directors of Crescent Holdings, LLC. Mr. Sittema has been named chair-elect for 2015 of the Investment Program Association and will become chairman of the Investment Program Association in 2016. Mr. Sittema received his B.A. in business administration from Dordt College, and an M.B.A. with a concentration in finance from Indiana University.

As a result of these professional and other experiences, Mr. Sittema possesses particular knowledge of real estate acquisitions, ownership and dispositions, which strengthens the Board’s collective knowledge, capabilities and experience.

Stephen H. Mauldin Age 47 Chief Executive Officer and President since April 2012 and September 2011, respectively

Stephen H. Mauldin. Chief Executive Officer and President. Mr. Mauldin has served as the Company’s chief executive officer since April 2012. Mr. Mauldin is being nominated to the position of vice chairman of the Board. Mr. Mauldin has also served as the Company’s president and as president of the Company’s Advisor since September 2011. He served as the Company’s chief operating officer from September 2011 to April 2012, and has served as chief operating officer of the Advisor since September 2011. Mr. Mauldin has served as vice chairman of the board and a director of CNL Healthcare Properties II, Inc., a newly formed corporation that intends to operate as a REIT, since November 2015, and as chief executive officer and president since July 2015. He also has served as chief operating officer of its advisor, CHP II Advisors, LLC, since July 2015. He has served as president of CNL Lifestyle Properties, Inc., a public-non-traded REIT, since September 2011, as chief executive officer since April 2012, and served as chief operating officer (September 2011 to April 2012). He has also served as president and chief operating officer of its advisor, CNL Lifestyle Advisor Corporation, since September 2011. Prior to joining the Company, Mr. Mauldin served as a consultant to Crosland, LLC, a privately held real estate development and asset management company headquartered in Charlotte, North Carolina, from March 2011 through August 2011. He previously served as their chief executive officer, president and a member of their board of directors from July 2010 until March 2011. Mr. Mauldin originally joined Crosland, LLC in 2006 and served as its chief financial officer from July 2009 to July 2010 and as president of Crosland’s mixed-use and multi-used development division prior to his appointment as chief financial officer. Prior to joining Crosland, LLC, from 1998 to June 2006, Mr. Mauldin was a co-founder and served as a partner of Crutchfield Capital, LLC, a privately held investment and operating company with a focus on small and medium-sized companies in the southeastern United States. From 1996 to 1998, Mr. Mauldin held various positions in the capital markets group and the office of the chairman of Security Capital Group, Inc., which prior to its sale in 2002, owned controlling interests in 18 public and private real estate operating companies (eight of which were NYSE-listed) with a total market capitalization of over $26 billion. Mr. Mauldin graduated with a B.S. in finance from the University of Tampa and received an M.B.A. with majors in real estate, finance, managerial economics and accounting/information systems from the J.L. Kellogg Graduate School of Management at Northwestern University.

As a result of these professional and other experiences, Mr. Mauldin possesses particular knowledge of real estate acquisitions, ownership and dispositions, which strengthens the Board’s collective knowledge, capabilities and experience.

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J. Chandler Martin Age 65 Independent Director since 2012 Former Corporate Treasurer, Bank of America	Committees Audit Committee (Chair and Financial Expert)

Mr. Martin has been an Independent Director and has served as the Company’s Audit Committee financial expert since July 2012. He also has served as an independent director and audit committee financial expert of CNL Healthcare Properties II, Inc., a newly formed corporation that intends to operate as a REIT, since January 2016. Mr. Martin served as Corporate Treasurer of Bank of America, a banking and financial services company, from 2005 until his retirement in March 2008. During his 27 years at Bank of America, Mr. Martin held a number of line and risk management roles, including leadership roles in commercial real estate risk management, capital markets risk management, and private equity investing. As corporate treasurer, he was responsible for funding, liquidity, and interest rate risk management. From 2003 to 2005, Mr. Martin was Bank of America enterprise market and operational risk executive, and from 1999 until 2003, he served as the risk management executive for Bank of America global corporate and investment banking. From April 2008 through July 2008, following his retirement, Mr. Martin served as a member of the Counterparty Risk Management Policy Group III (“CPMPG III”), co-chaired its Risk Monitoring and Risk Management Working Group, and participated in the production of CPMPG III’s report: “Containing Systemic Risk: The Road to Reform,” a forward-looking and integrated framework of risk management best practices. Mr. Martin returned to Bank of America in October 2008 to assist with the integration process for enterprise risk management following Bank of America’s acquisition of Merrill Lynch. After working on the transition, Mr. Martin served as Bank of America’s enterprise credit and market risk executive until July 2009. Currently, Mr. Martin is chairman of the board of directors of CommunityOne Bancorporation, a community bank holding company headquartered in Asheboro, North Carolina, serving as a member of the strategic planning committee and the compensation and nominating committee. He also serves on the board of directors of Burroughs & Chapin Company, Inc., a South Carolina-based REIT. He serves as a member of the advisory board of Corrum Capital Management, an alternative investment management firm. Mr. Martin attained an M.B.A. from Samford University and a B.A. in economics from Emory University.

As a result of these professional and other experiences, Mr. Martin possesses particular knowledge of, among other things, systems of internal controls, risk management best practices, sound corporate governance, and the relationship between liquidity, leverage and capital adequacy, which strengthens the Board’s collective knowledge, capabilities and experience.

Michael P. Haggerty Age 63 Independent Director since 2012	Committees Audit Committee
President, Fields Oil & Gas Company, LLC

Mr. Haggerty joined the Board as an Independent Director in April 2012. Mr. Haggerty was a partner at Jackson Walker, LLC, a Dallas-based law firm, for more than 37 years, where he headed the firm’s finance group. Mr. Haggerty’s commercial real estate practice included the negotiation, structuring, and documentation of interim and permanent financing of office buildings, shopping centers, retirement facilities, restaurants, industrial properties, and multi-family residential projects. The credit facilities involved both single asset and portfolio transactions; multi-state transactions; partnerships, corporations, REITs, conduits, and pension funds; equity participations; loan participations; letters of credit; multi-creditor facilities; and commercial and residential mortgage warehouse lines of credit. In January 2016, Mr. Haggerty left Jackson Walker, LLC to become the executor of the Estate of Bert Fields, Jr. The estate owns extensive oil and gas properties, the controlling ownership interest of North Dallas Bank & Trust and a ranching operation. Mr. Haggerty is president of Fields Oil & Gas Company, LLC and Fields Cattle Company, LLC. He is also a director of North Dallas Bank & Trust Co. Mr. Haggerty attained a B.B.A. from the University of Georgia and a J.D. from the University of Virginia School of Law. Since 1978, Mr. Haggerty has been admitted to practice law in the states of both Texas and Georgia.

As a result of these professional and other experiences, Mr. Haggerty possesses particular knowledge of real estate and commercial law, which strengthens the Board’s collective knowledge, capabilities and experience.

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J. Douglas Holladay Age 69 Independent Director since 2012	Committees Audit Committee
General Partner, Elgin Capital Partners

Mr. Holladay has been an Independent Director since April 2012. Mr. Holladay has served as a general partner of Elgin Capital Partners, a private energy company based in Denver from 2008 to the present. He is an advisor to Alexander Proudfoot, Headwaters, the Business Growth Alliance, and the Case Foundation. From 1999 to 2008, Mr. Holladay was co-founder of a middle market private equity fund, Park Avenue Equity Partners. Since 2011, Mr. Holladay has been a guest columnist for the online Washington Post and is an adjunct professor at Georgetown University. From 2009 to the present, Mr. Holladay has served on the board of directors of Miraval, a privately held luxury resort and spa located in Arizona. From July 2004 to April 2007, Mr. Holladay served as a director of CNL Hotels & Resorts, Inc., a public non-traded REIT affiliated with CNL. From 2004 until July 2008, Mr. Holladay also served as an advisor to Providence Capital (now CNL Opportunity Fund), a hedge fund based in Minnesota. Previously, Mr. Holladay held senior positions at Goldman, Sachs & Co., the U.S. State Department and the White House. While a diplomat, Mr. Holladay was accorded the personal rank of ambassador. Between 2000 and 2009, Mr. Holladay served as a director for Sunrise Senior Living, Inc., a public company that provides senior living services in the United States, Canada and the United Kingdom. Mr. Holladay attained an M.Litt. in political and economic history from Oxford University, an M.A. in theology from Princeton Theological Seminary, and an A.B. in political science from the University of North Carolina, Chapel Hill. He holds honorary doctorates from Morehouse College and Nyack College.

As a result of these professional and other experiences, Mr. Holladay possesses particular knowledge of real estate investment and finance and the capital markets, which strengthens the Board’s collective knowledge, capabilities and experience.

James M. Seneff, Jr. Age 69 Director since 2010 Chairman of the Board since 2011

Other Directorships

CNL Healthcare Corp. (Chair)

CNL Lifestyle Advisor Corporation

CNL Securities Corp.

CNL Capital Markets Corp.

CNL Lifestyle Properties, Inc. (Chair)

CNL Growth Properties, Inc. (Chair)

Mr. Seneff has served as chairman of the Board since May 2011 and a director since the Company’s inception in June 2010. Mr. Seneff will not stand for re-election at the annual meeting to be held on June 22, 2016. Mr. Seneff has also served as chairman of the Company’s Advisor since its inception in June 2010, as chairman of the board and a director of CNL Lifestyle Properties, Inc., a public, non-traded real estate investment trust (“REIT”) (2003 to present), a director of the managing member of its former advisor, CNL Lifestyle Company, LLC (2003 to December 2010), and a director of its current advisor, CNL Lifestyle Advisor Corporation (December 2010 to present). He has also served as chairman of the board and a director of CNL Growth Properties, Inc., a public, non-traded REIT, since August 2009 and December 2008, respectively, and has served as a manager of its advisor, CNL Global Growth Advisors, LLC, since its inception in December 2008. Mr. Seneff also served as chairman of the board and a director of Global Income Trust, Inc., a public, non-traded REIT, from April 2009 and March 2009, respectively, until its dissolution in December 2015, and has served as a manager of its advisor, CNL Global Income Advisors, LLC, since its inception in December 2008. Mr. Seneff is the sole member of CNL Holdings, LLC (“CNL Holdings”) and has served as the chairman, chief executive officer and/or president of several of CNL Holdings’ subsidiaries, including chief executive officer and president (2008 to present) of CNL Financial Group, LLC, the Company’s sponsor, and as executive chairman (January 2011 to present), chairman (1988 to January 2011), chief executive officer (1995 to January 2011) and president (1980 to 1995) of CNL Financial Group, Inc., a diversified real estate company. Mr. Seneff serves or has served on the board of directors of the following CNL Holdings’ affiliates: CNL Hotels & Resorts, Inc., a public, non-traded REIT (1996 to April 2007), and its advisor, CNL Hospitality Corp. (1997 to June 2006 (became self-advised)); CNL Retirement Properties, Inc., a public, non-traded REIT, and its advisor, CNL Retirement Corp. (1997 to October 2006); CNL Restaurant Properties, Inc., a public, non-traded REIT, and its advisor (1994 to 2005 (became self-advised));

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Trustreet Properties, Inc. (“Trustreet”), a publicly traded REIT (2005 to February 2007); National Retail Properties, Inc., a publicly traded REIT (1994 to 2005); CNL Securities Corp., a FINRA-registered broker-dealer and the managing dealer of the Company’s current offering (1979 to present); and CNL Capital Markets Corp. (1990 to present). Mr. Seneff also served as the chairman and a principal stockholder of CNLBancshares, Inc., from 1999 to 2015, which owned CNLBank until it merged into Valley National Bank in 2015. Mr. Seneff received his B.A. in business administration from Florida State University.

Corporate Governance:

Board Leadership Structure and Risk Oversight

Separate CEO and Chairman

The Company currently operates under a leadership structure in which the positions of chairman of the Board and chief executive officer have been separated, such that each position is held by a different person. Mr. Seneff has served as our non-executive chairman of the Board, and Mr. Mauldin as our President and chief executive officer. Although the Board has no mandatory policy with respect to the separation of the offices of chairman and the chief executive officer, the Board believes that it is appropriate to have these as separate positions at this time on account of the varying strengths, experiences and relationships of each of these individuals in the real estate industry. Mr. Sittema has been nominated to serve as the chairman of the Board. Mr. Sittema has unique knowledge, experience and relationships with the Board and management as a result of his positions as president and chief executive officer of CNL, the Company’s sponsor and a leading private investment management firm providing global real estate and alternative investments, and as current vice chairman of the Company, and within a broad spectrum of the real estate market. He has provided significant value to the Company in his continued role as vice chairman of the Board and the Board believes he will continue to do so in his new position as chairman of the Board. Mr. Mauldin, our president and chief executive officer, has extensive experience and relationships in the sectors in which the Company acquires and owns real estate properties, and the Board believes that these attributes are complementary to the strengths of Mr. Sittema and would provide significant value to the Company in Mr. Mauldin’s new role (in addition to his current role) as vice chairman of the Company.

Board Structure and Director Independence

Under our organizational documents, we must have at least three but not more than fifteen directors. The Board of Directors has currently set the number of directors at five. A majority of these directors must be “independent.” An “Independent Director” is defined under our Second Articles of Amendment and Restatement (the “Charter”) as one who is not, and within the last two years has not been, directly or indirectly associated with the Sponsor or the Advisor by virtue of (i) ownership of an interest in the Sponsor, the Advisor or any of their affiliates, (ii) employment by the Sponsor, the Advisor or any of their affiliates, (iii) service as an officer or director of the Sponsor, the Advisor or any of their affiliates, (iv) performance of services, other than as a director, for the Company, (v) service as a director or trustee of more than three real estate investment trusts sponsored by the Sponsor or advised by the Advisor, or (vi) maintenance of a material business or professional relationship with the the Sponsor, Advisor or any of their affiliates. An indirect relationship shall include circumstances in which a director’s spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law or brothers- or sisters-in-law is or has been associated with the Sponsor, the Advisor, any of their affiliates or the Company. A business or professional relationship is considered material if the gross revenue derived by the director from the Sponsor, the Advisor and any of their affiliates exceeds five percent of either the director’s annual gross revenue during either of the last two years or the director’s net worth on a fair market value basis. The Board annually reviews business and charitable relationships of directors in order to make a determination as to the independence of each director. Only those directors whom the Board determines have no material relationship with us or our affiliates that would impair their independent judgment are considered independent directors. The Board of Directors has considered the independence of each director and nominee for election as a director in accordance with the elements of independence set forth in our Charter and the elements of independence in the listing standards of the New York Stock Exchange (the “NYSE”), even though our shares are not listed on the NYSE. After performing such a review, the Board determined that Messrs. Martin, Haggerty and Holladay have no relationships with us except as directors. Based upon information solicited from each nominee, the Board of Directors has affirmatively determined that each of Messrs. Martin, Haggerty and Holladay has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) other than as a director of the Company and each satisfies the elements of independence set forth in our Charter and in the listing standards of the NYSE, as currently in effect. There are no familial relationships between any of our directors and executive officers.

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The Board has one standing Board committee, an Audit Committee, which is composed entirely of Independent Directors, and which is chaired by an Independent Director. All Board members, through the Chairman of the Board or the Audit Committee Chair, have input into meeting schedules, agendas, and the other important responsibilities of the Board or the Audit Committee.

We believe that our Board leadership structure is effective for the Company and provides for appropriate oversight of the Company’s risk management by providing balanced leadership through the separated Chairman and CEO positions, and by having strong independent leaders on the Board who are fully engaged and provide significant input into Board deliberations and decisions. Below is additional information about our risk oversight procedures.

Risk Oversight

The Audit Committee focuses on the adequacy of the Company’s enterprise risk management and risk mitigation processes. The Audit Committee meets regularly to discuss the strategic direction and the issues and opportunities facing the Company in light of trends and developments in the REIT industry and general business environment. Throughout the year, the Board provides guidance to management regarding the Company’s strategy and helps to refine its operating plans to implement the Company’s strategy. Annually, Internal Audit presents the results of the enterprise risk assessment to the Audit Committee. The risk assessment approach includes reviewing the categories of risk the Company faces, including any fraud and business risks, as well as the likelihood of occurrence, the potential impact of those risks and mitigating measures. The involvement of the Audit Committee in setting the Company’s business strategy is critical to the determination of the types and appropriate levels of risk undertaken by the Company. The Board’s role in risk oversight of the Company is consistent with the Company’s leadership structure, with the president and chief executive officer and other members of senior management having responsibility for assessing and managing the Company’s risk exposure, and the Board and the Audit Committee providing oversight of risk management efforts.

Board Meetings and Attendance

The Board of Directors held four meetings in 2015. All directors, with the exception of Mr. Seneff, attended at least 75% of the meetings of the Board. Although the Company does not have a policy on director attendance at the annual meetings of stockholders, directors are encouraged to do so, and the 2015 Annual Meeting of Stockholders was attended by all members of the Board.

Committees of the Board

Audit Committee

The Company has a standing Audit Committee, the members of which are selected by the Board each year. The current membership of the Audit Committee and other descriptive information is summarized below.

Independent Directors	Position
J. Chandler Martin
Michael P. Haggerty	M
J. Douglas Holladay	M
# of 2015 Meetings	4

Committee Chair, Audit Committee Financial Expert, M Committee Member

The Audit Committee operates under a written charter adopted by the Board, which can be found in the Corporate Governance section of the Forms and Literature page of our website, CNLHealthcareProperties.com.

The Audit Committee assists the Board by providing oversight responsibilities relating to the following:

•	The integrity of financial reporting;

•	The annual independent audit process;

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•	The independence, qualifications and performance of our independent auditor;

•	Our systems of internal control over financial reporting and disclosure controls and procedures;

•	The performance of our internal audit department;

•	Compliance with management’s audit, accounting and financial reporting policies and procedures;

•	Our policies and procedures for risk assessment and risk management; and

•	The process to estimate the Company’s net asset value per share on an annual basis.

In addition, the Audit Committee engages and is responsible for the compensation and oversight of the Company’s independent auditors and internal auditors. In performing these functions, the Audit Committee meets periodically with the independent auditors, management and internal auditors (including private sessions) to review the results of their work.

During the year ended December 31, 2015, the Audit Committee held a total of four meetings, including four meetings with the Company’s independent auditors, internal auditors and management to discuss the annual and quarterly financial reports prior to the filing of such reports with the Securities and Exchange Commission (the Commission”). Each member of the Audit Committee attended 100% of the meetings.

The Board has determined that each member of the Audit Committee is independent under our Charter and the listing standards of the NYSE, as currently in effect. In addition, the Audit Committee determined that Mr. Martin is an “audit committee financial expert” under the rules and regulations of the Commission for purposes of Section 407 of the Sarbanes-Oxley Act of 2002.

More information about the Audit Committee can be found under “Item 3 – Ratification of Appointment of Independent Auditor,” beginning on page 26.

Other Board Committees

In August 2013, the Board initiated a process to estimate the Company’s net asset value per share and created a new committee, comprised solely of Independent Directors, charged with oversight of the Company’s valuation process (the “Valuation Committee”).

Currently, the Company does not have a nominating committee or a compensation committee. The Board is of the view that it is not necessary to have a nominating committee at this time because the Board is composed of only five members, a majority of whom are “independent” (as defined under our Charter and the listing standards of the NYSE, as currently in effect). The Board does not have a compensation committee because the Company is externally advised and does not have any employees. We do not separately compensate our executive officers for their services as officers. At such time, if any, as the Company’s shares of common stock are listed on a national securities exchange such as the NYSE or the NASDAQ Stock Market, or the Company has employees to whom it directly provides compensation, the Board will form a compensation committee, the members of which will be selected by the full Board annually.

Committee Charters and Other Corporate Governance Documents

The Board has adopted corporate governance policies and procedures that the Board believes are in the best interest of the Company and its stockholders as well as compliant with the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission, more particularly:

•	A majority of the Board and all of the members of the Audit Committee are independent, as discussed above in “Board Structure and Director Independence.”

•	The Board has adopted a charter for the Audit Committee; and one member of the Audit Committee is an “audit committee financial expert” as defined in Commission rules.

•	The Audit Committee hires, determines compensation of, and decides the scope of services performed by the Company’s independent auditors.

•	The Company has adopted a Code of Business Conduct that applies to all directors, managers, officers and employees of the Company, as well as all directors, managers, officers and employees of our advisor, CNL Healthcare Corp. (the “Advisor”). The Code of Business Conduct sets forth the basic principles to guide their day-to-day activities.

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•	The Company has adopted a Whistleblower Policy that applies to the Company and all employees of the Advisor, and establishes procedures for the anonymous submission of employee complaints or concerns regarding financial statement disclosures, accounting, internal accounting controls or auditing matters.

The Audit Committee Charter, and the Whistleblower Policy and the Code of Business Conduct are available in the Corporate Governance section of the Forms and Literature page of our website, CNLHealthcareProperties.com, and will be sent to any stockholder who requests them from CNL Client Services, 450 South Orange Avenue, Orlando, Florida 32801, (866) 650-0650.

Communications with the Board and Stockholder Recommendations for Director Nominees

Stockholders may communicate with the Board or individual directors by addressing their correspondence to the attention of the Board or to individual directors, c/o Holly J. Greer, Corporate Secretary, CNL Healthcare Properties, Inc., 450 South Orange Avenue, Orlando, Florida, 32801. The Corporate Secretary will review and forward correspondence to the appropriate person or persons for response.

Stockholder recommendations for nominees for membership on the Board are given due consideration by the Board based on the nominee’s qualifications, in the same manner as all other candidates. Stockholder nominee recommendations should be timely submitted in writing, and include the candidates’ names and appropriate background and biographical information to the Board, c/o Holly J. Greer, Secretary, CNL Healthcare Properties, Inc., 450 South Orange Avenue, Orlando, Florida, 32801. See “Stockholder Proposals and Nominations for the 2017 Annual Stockholders’ Meeting” for important information about submitting nominations.

Compensation of Directors

Two of our directors, Messrs. Seneff and Sittema, are employed by and receive compensation from affiliates of our Advisor. We do not separately compensate them for their services as directors to the Company. Below is information regarding the compensation program in effect during 2015 for our Independent Directors.

Annual Board Retainer	$35,000

Annual Committee Retainer	$10,000 - Audit Committee Chair

Board and Committee Meeting Attendance Fees	$2,000 for each Board and Committee Meeting attended

Other Fees	$2,000 per day for other meetings and Company related business outside of normally scheduled Board and Committee meetings, however, no compensation is paid for attending Annual Meetings of Stockholders.

In addition to the above annual retainers and fees, we pay for or reimburse our Independent Directors for their meeting-related expenses. The purpose of our independent director compensation program is to allow us to continue to attract and retain qualified Board members and recognize the significant commitment required of our directors.

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The following table gives information regarding the compensation we provided to our directors in 2015.

Director Compensation - 2015 Fiscal Year Name	Fees Earned or Paid in Cash	Total Compensation
James M. Seneff, Jr. (Chairman)	$0	$0
Thomas K. Sittema	0	0
J. Chandler Martin	61,000.00	61,000.00
Michael P. Haggerty	51,000.00	51,000.00
J. Douglas Holladay	51,000.00	51,000.00

Executive Officers

The following sets forth the names, ages, positions currently held by and the experience of each of our executive officers.

Name	Age*	Position
Stephen H. Mauldin	47	President and Chief Executive Officer (Principal Executive Officer)

Kevin R. Maddron	47	Chief Financial Officer, Treasurer and Chief Operating Officer (Principal Financial Officer)

Holly J. Greer	44	General Counsel, Senior Vice President and Secretary

Ixchell C. Duarte	49	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)

*	As of March 31, 2016

Kevin R. Maddron. Chief Operating Officer, Chief Financial Officer and Treasurer. Mr. Maddron has served as the Company’s chief operating officer, chief financial officer and treasurer since May 1, 2015. He has served as the senior vice president of the Advisor since July 2011. Mr. Maddron has also served as senior vice president since September 2011 of CNL Lifestyle Properties, Inc., a public-non-traded REIT and has also served as senior vice president of its advisor, CNL Lifestyle Advisor Corporation, since July 2011. Mr. Maddron serves as chief operating officer, chief financial officer and treasurer of CNL Healthcare Properties II, Inc., a public, non-traded REIT, since July 2015 and as the senior managing director and senior vice president of its advisor, CHP II Advisors, LLC, since July 2015. Previously, Mr. Maddron served as vice president of asset management for CNL Retirement Properties, Inc. from November 2002 until the sale of the company in October 2006. Prior to rejoining CNL in 2011, Mr. Maddron was the chief operating officer and chief financial officer of Servant Healthcare Investments, where he was responsible for managing treasury and finance activities and overseeing the acquisitions, development, project analysis and due diligence efforts of the company’s healthcare and senior housing investments. Mr. Maddron earned a B.B.A. and M.S.A in accounting from the University of Central Florida. He is also a certified public accountant.

Ixchell C. Duarte. Senior Vice President and Chief Accounting Officer. Ms. Duarte has served as a senior vice president and the Company’s chief accounting officer since March 2012, and was previously a vice president from February 2012 to March 2012. She also has served as a senior vice president and chief accounting officer of the Company’s Advisor since November 2013. Ms. Duarte has served as a senior vice president and chief accounting officer of CNL Healthcare Properties II, Inc., a newly formed corporation that intends to operate as a REIT, since January 2016, and as a senior vice president and chief accounting officer of its advisor, CHP II Advisors, LLC, since July 2015. Ms. Duarte has served as a senior vice president and chief accounting officer since March 2012 of CNL Lifestyle Properties, Inc., a public, non-traded REIT, and was previously a vice president from February 2012 to March 2012. She also has served as a senior vice president and chief accounting officer of its advisor since November 2013. Since June 2012, Ms. Duarte has served as a senior vice president and chief accounting officer of CNL Growth Properties, Inc., a public non-traded REIT, and has served as a senior vice president of its advisor since November 2013. Ms. Duarte also served as a senior vice president and chief accounting officer of Global Income Trust, Inc., a public non-traded REIT, from June 2012 until its dissolution in December 2015, and has served as a senior vice president of its advisor since November 2013. Ms. Duarte served as controller at GE Capital, Franchise Finance, from February 2007 through January 2012 as a result of GE Capital’s acquisition of Trustreet, a publicly traded REIT. Prior to that, Ms. Duarte served as a senior vice president and chief accounting officer of Trustreet and served as a senior vice president and controller of its

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predecessor CNL companies (2002 to February 2007). Ms. Duarte also served as a senior vice president, chief financial officer, secretary and treasurer of CNL Restaurant Investments, Inc. (2000 to 2002) and as director of accounting and then vice president and controller of CNL Fund Advisors, Inc. and other CNL affiliates (1995 to 2000). Prior to that, Ms. Duarte served as an audit senior and then as audit manager in the Orlando, Florida office of Coopers & Lybrand where she serviced several CNL entities (1990 to 1995), and as audit staff in the New York office of KPMG (1988 to 1990). Ms. Duarte is a certified public accountant. She received a B.S. in accounting from the Wharton School of the University of Pennsylvania.

Holly J. Greer. General Counsel, Senior Vice President and Secretary. Ms. Greer has served as the Company’s general counsel, senior vice president and secretary since March 2011. She previously served as associate general counsel and vice president from inception in June 2010 until March 2011. Ms. Greer has also served as senior vice president of the Company’s Advisor since November 2013 and previously served as associate general counsel and vice president (June 2010 until April 2011) and served as senior vice president, legal affairs (April 2011 until November 2013). She has served as general counsel, senior vice president and secretary of CNL Healthcare Properties II, Inc., a newly formed corporation that intends to operate as a REIT, since January 2016, and as senior vice president and secretary of its advisor, CHP II Advisors, LLC, since July 2015. Ms. Greer has served as general counsel, senior vice president and secretary of CNL Growth Properties, Inc., a public, non-traded REIT, and as senior vice president and secretary of its advisor, since August 2011. Ms. Greer also served as general counsel, senior vice president and secretary of Global Income Trust, Inc., a public, non-traded REIT, from August 2011 until its dissolution in December 2015, and has served as senior vice president and secretary of its advisor since August 2011. Ms. Greer joined CNL Lifestyle Properties, Inc., a public, non-traded REIT, in August 2006, where she initially served as acquisition counsel for its former advisor, CNL Lifestyle Company, LLC, until April 2007. From April 2007 until November 2009, Ms. Greer served as counsel to CNL Lifestyle Properties, Inc., and its former advisor, overseeing real estate and general corporate legal matters. She served as assistant general counsel of its former advisor (November 2009 to January 2010) and served as associate general counsel and vice president (January 2010 until April 2011). Ms. Greer served as associate general counsel (January 2010 until March 2011) and vice president (December 2009 until March 2011) of CNL Lifestyle Properties, Inc. Effective March 2011, Ms. Greer has served as general counsel, senior vice president and secretary of CNL Lifestyle Properties, Inc. She has also served as senior vice president of its current advisor, CNL Lifestyle Advisor Corporation, since November 2013 and previously served as assistant general counsel and vice president (December 2010 to April 2011) and senior vice president, legal affairs (April 2011 to November 2013). Prior to joining CNL Lifestyle Properties, Inc., Ms. Greer spent seven years in private legal practice, primarily at the law firm of Lowndes, Drosdick, Doster, Kantor & Reed, P.A., in Orlando, Florida. Ms. Greer is licensed to practice law in Florida and is a member of the Florida Bar Association and the Association of Corporate Counsel. She received a B.S. in communications and political science from Florida State University and her J.D. from the University of Florida.

Compensation of Executive Officers

We are an externally advised and as such, although we have executive officers responsible for the management of the Company, we have no paid employees. All of our executive officers are employed by, and receive compensation from affiliates of our Advisor.

Share Ownership

Directors and Executive Officers

The following table sets forth information regarding the shares of the Company’s common stock beneficially owned by each director and nominee, by each executive officer and by all executive officers and directors as a group, based upon information furnished by such stockholders, directors and officers. Unless otherwise noted below, such persons have sole investment and voting power over the shares. The address of the named officers and directors is CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801. The number of shares of our common stock beneficially owned by any director or executive officer did not exceed 1% of the total shares outstanding at March 31, 2016.

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Name	Number of Shares
James M. Seneff, Jr. (1)	1,080,193.961
J. Chandler Martin	0
Michael P. Haggerty	0
J. Douglas Holladay	0
Thomas K. Sittema	0
Stephen H. Mauldin	5,495.770
Kevin R. Maddron	1,779.910
Ixchell C. Duarte	0
Holly J. Greer	676.124
All directors and executive officers as a group (9 persons)	1,088,145.765

(1)	Represents shares held of record by our advisor, CNL Healthcare Corp., which is a wholly owned subsidiary of CNL Financial Group, LLC, which is indirectly wholly owned by Mr. Seneff.

Five Percent Stockholders

There are no persons who are known to us to be the beneficial owners of more than 5% of our outstanding common stock as of December 31, 2015 or March 31, 2016.

Section 16(a) Beneficial Ownership Reporting Compliance

Our executive officers and directors are required under Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) to file with the Commission reports regarding their ownership and changes in their ownership of the Company’s securities. Copies of those reports must also be furnished to us. Based solely on a review of the copies of reports furnished to us with respect to 2015 and written representations that no other reports were required, we believe that our executive officers and directors have complied in a timely manner with all applicable Section 16(a) filing requirements. Section 16(a) of the Exchange Act also requires persons who own more than 10% of the Company’s securities to report ownership and changes in ownership to the Commission. To the Company’s knowledge, there are no stockholders who own more than 10% of the Company’s outstanding common stock.

Certain Relationships and Related Person Transactions

The Company is externally advised and has no direct employees. Certain of the Company’s executive officers are executive officers of, or are on the board of managers of the Advisor. In addition, certain directors and officers hold similar positions with CNL Securities Corp., the managing dealer of the Company’s public offerings of its common stock and a wholly owned subsidiary of CNL (the “Managing Dealer”). The Advisor and certain of the Advisor’s affiliates receive fees and compensation in connection with the Company’s stock offerings and in connection with the acquisition, management and sale of its assets. The related-party fees and compensation incurred by the Company have been reviewed by its Independent Directors, who have determined that such transactions are fair and reasonable and are on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.

In connection with services provided to the Company, affiliates are entitled to the following fees:

Managing Dealer – The Managing Dealer receives selling commissions and marketing support fees of up to 7% and 3%, respectively, of gross offering proceeds for shares sold, excluding shares sold pursuant to the Company’s distribution reinvestment plan, all or a portion of which may be paid to participating broker dealers by the Managing Dealer. During 2015, the Company received subscriptions of $588.7 million and incurred stock issuance costs of $57.4 million, representing stock issuance costs to subscriptions received of 9.8%. Stock issuance costs consist of selling commissions, marketing support fees, due diligence expense reimbursements, and other offering costs.

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The fees incurred by and reimbursable to the Managing Director in connection with the Company’s offerings for the years ended December 31, 2015 and 2014, and the related amounts unpaid as of December 31 2015 and 2014 are as follows (in thousands):

	Year Ended December 31,		Unpaid Amounts as of December 31,
	2015	2014	2015	2014
Selling commissions	$12,507	$18,387	$—	$388
Marketing support fees)	16,242	16,429	—	555

	$28,749	$34,816	$—	$943

Advisor – Pursuant to the advisory agreement as amended on March 20, 2013 (the “Advisory Agreement”), the Advisor and certain affiliates are entitled to receive fees and compensation in connection with the acquisition, management and sale of the Company’s assets, as well as the refinancing of debt obligations of the Company or its subsidiaries. In addition, the Advisor and its affiliates are entitled to reimbursement of actual costs incurred on behalf of the Company in connection with the Company’s organizational, offering, acquisition and operating activities. Pursuant to the Advisory Agreement, the Advisor receives investment services fees equal to 1.85% of the purchase price of properties (including its proportionate share of properties acquired through joint ventures) for services rendered in connection with the selection, evaluation, structure and purchase of assets. In addition, the Advisor is entitled to receive a monthly asset management fee of 0.08334% equal to (i) the monthly average sum of the daily real estate asset value (as defined in the Advisory Agreement) of the Company and the Company’s operating partnership, plus (a) the outstanding value of any loans made, plus (b) the amount invested in permitted investments (as defined in the Advisory Agreement); and (ii) 0.1042% of the monthly average on the daily book value of real estate related securities or other securities. The Advisor will also receive a financing coordination fee for services rendered with respect to refinancing of any debt obligations of the Company or its subsidiaries equal to 1.0% of the gross amount of the refinancing.

The Company will pay the Advisor a disposition fee in an amount equal to (i) in the case of the sale of real property, the lesser of (a) one-half of a competitive real estate commission, or (b) 1% of the sales price of such property, and (ii) in the case of the sale of any asset other than real property or securities, 1% of the sales price of such asset, if the Advisor, its affiliates or related parties provide a substantial amount of services, as determined by the Company’s Independent Directors, in connection with the sale of one or more assets (including a sale of all of its assets or the sale of it or a portion thereof). The Company will not pay the Advisor a disposition fee in connection with the sale of investments that are securities; however, a fee in the form of a usual and customary brokerage fee may be paid to an affiliate or related party of the Advisor if, such affiliate is properly licensed.

Under the Advisory Agreement and the Charter, the Advisor will be entitled to receive certain subordinated incentive fees upon (a) sales of assets and/or (b) a listing on a national securities exchange (which would also include the receipt by the Company’s stockholders of securities that are approved for trading on a national securities exchange in exchange for shares of the Company’s common stock as a result of a merger, share acquisition or similar transaction). However, if a listing occurs, the Advisor will not be entitled to receive an incentive fee on subsequent sales of assets. The incentive fees are calculated pursuant to formulas set forth in both the Advisory Agreement and the Charter. All incentive fees payable to the Advisor are subordinated to the return to investors of their invested capital plus a 6% cumulative, non-compounded annual return on their invested capital. Upon termination or non-renewal of the Advisory Agreement by the Advisor for good reason (as defined in the Advisory Agreement) or by the Company other than for cause (as defined in The Advisory Agreement), a listing or sale of assets after such termination or non-renewal will entitle the Advisor to receive a pro-rated portion of the applicable subordinated incentive fee.

In addition, the Advisor or its affiliates may be entitled to receive fees that are usual and customary for comparable services in connection with the financing, development, construction or renovation of a property, subject to approval of the Company’s Board, including a majority of its Independent Directors.

The Advisor has responsibility for the Company’s day-to-day operations, administering the Company’s accounting functions, serving as the Company’s consultant in connection with policy decisions to be made by the Company’s Board, and identifying and making acquisitions and investments on the Company’s behalf. In exchange for these services, the Advisor is entitled to receive certain fees from the Company. The current Advisory Agreement, which was approved by the Board on March 15, 2016, continues through June 7, 2017. The Company’s Independent Directors are required to review and approve the terms of the Advisory Agreement at least annually.

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Property Manager – Pursuant to a property management and leasing agreement as amended in 2012 and 2013 (the “Property Management and Leasing Agreement”) with CNL Healthcare Manager Corp. (the “Property Manager”), the Company or its subsidiary property owner, pays the Company’s Property Manager a property management fee of (a) 2% of annual gross rental revenues from the Company’s single tenant properties; and (b) 4% of annual gross rental revenues from the Company’s multi-tenant properties. In the event that the Company contracts directly with a third-party property manager, we may pay the Property Manager an oversight fee of up to 1% of annual gross revenues of the property managed; however, in no event will the Company pay both a property management fee and an oversight fee with respect to the same property. The Company or its subsidiary property owners also will pay to the Property Manager a construction management fee equal up to 5% of hard and soft costs associated with the initial construction or renovation of a property, or with the management and oversight of expansion projects and other capital improvements, in those cases in which the value of the construction, renovation, expansion or improvements exceeds (i) 10% of the initial purchase price of the property, and (ii) $1.0 million, which fee will be due and payable upon completion of such projects.

Expense Support Agreements – In April 2013, the Company entered into the expense support and restricted stock agreement with the Advisor, as amended, pursuant to which the Advisor has agreed to accept certain payments in the form of forfeitable restricted shares of the Company’s common stock in lieu of cash for services rendered and applicable asset management fees and specified expenses we owe to the Advisor under the Advisory Agreement. Commencing on April 1, 2013, the Advisor has provided expense support to the Company through forgoing the payment of fees in cash and acceptance of restricted stock for services rendered and applicable asset management fees and specified expenses in an amount equal to the positive excess, if any, of (a) aggregate stockholder cash distributions declared for the applicable quarter, over (b) the Company’s aggregate MFFO (as defined in the expense support and restricted stock agreement). The expense support amount will be determined for each calendar quarter on a non-cumulative basis, with each such quarter-end date (“determination date”).

Effective July 2013, the Company entered into the property manager expense support and restricted stock agreement, as amended pursuant to which the Property Manager has agreed to accept certain payments in the form of forfeitable restricted shares of the Company’s common stock in lieu of cash for property management services owed by the Company to the Property Manager under the Property Management and Leasing Agreement. Commencing on July 1, 2013, the Property Manager is required to provide expense support to the Company through forgoing the payment of fees in cash and acceptance of restricted stock for services in an amount equal to the positive excess, if any, of (a) aggregate stockholder cash distributions declared for the applicable quarter, over (b) the Company’s aggregate MFFO (as defined in the property manager expense support agreement) for the same period. The Property Manager expense support amount shall be determined, on a non-cumulative basis, after the calculation of the Advisor expense support amount pursuant to the Advisor expense support agreement on each determination date.

On March 15, 2016, the Company entered into a third amendment, effective January 1, 2016, to its expense support and restricted stock agreements with the Advisor and the Property Manager. The amendments modify the determination date from the end of each quarter to the end of each calendar year and allow for expense support in a given year to be calculated based on a cumulative year-to-date basis in the event an expense support agreement is terminated on a date other than a determination date.

In exchange for services rendered and in consideration of the expense support provided, the Company shall issue, within 90 days to the Advisor and within 120 days to the Property Manager, a number of shares of restricted stock equal to the quotient of the expense support amount provided by to the Advisor and Property Manager for the preceding calendar year divided by the [then-current public offering price per share] of common stock, on the terms and conditions and subject to the restrictions set forth in the expense support agreements. Any amounts deferred, and for which restricted stock shares are issued, pursuant to the expense support agreements will be permanently waived and the Company will have no obligation to pay such amounts to the Advisor or the Property Manager. The restricted stock is subordinated and forfeited to the extent that stockholders do not receive their original invested capital back with at least a 6% annualized return of investment upon ultimate liquidity of the Company.

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CNL Capital Markets Corp. – Pursuant to the Capital Markets Service Agreement between the Company and CNL Capital Markets Corp. (“CCM”), an affiliate of CNL (the “Service Agreement”), the Company pays CCM a sliding flat annual rate (payable monthly) based on the average number of investor accounts that will be open over the term of the agreement. CCM provides certain administrative services related to the ownership of the Company’s shares. In March 2013, the Company’s Board approved an amendment to the Service Agreement pursuant to which the Service Agreement, unless terminated, will renew for consecutive one year periods.

Co-venture partners – The Company paid certain amounts on behalf of its co-venture partner, Windsor Manor, of approximately $2,000 and $30,000 during the years ended December 31, 2015 and 2014, respectively.

The Company maintains accounts totaling approximately $0.1 million as of December 31, 2015 and 2014, respectively, at a bank in which its chairman served as a director prior to the sale of the bank to an unrelated third party in December 2015.

In June 2013, the Company originated a loan in the amount of $6.2 million for the HCA Rutland development, (the “ADC Loan”), to Crosland Southeast, a related party by virtue of a family relationship between a principal of the borrower and the Company’s vice chairman who recused himself from review and approval of the investment, for the development of a medical office building in Rutland, Virginia, that will function as an out-patient emergency and imaging center and was leased to Hospital Corporation of America. As of December 31, 2014, the Company’s ADC Loan had been fully repaid. The Company recorded interest income for the years ended December 31, 2014 and 2013, which is included in interest income on note receivable from related party.

In March 2015, the Company acquired Fieldstone Memory Care, a 40-unit memory care community located in Yakima, Washington for a purchase price of $12.4 million from a related party of the Company’s Sponsor. The board of directors, including all of the Independent Directors, concluded that substantial justification existed to consummate the Fieldstone Memory Care acquisition. In determining whether to approve the Fieldstone transaction, the board of directors reviewed and took into account, among other factors it deemed appropriate, the following information, facts and circumstances: an affiliate of CNL was the majority interest holder and managing member of the seller; the purchase price exceeded the seller’s acquisition and development costs; a March 2015 independent appraisal; and a prospective value upon reaching stabilization.

The Company incurs operating expenses which, in general, are related to administration of the Company on an ongoing basis. The Advisor and its affiliates are entitled to reimbursement of certain costs incurred on the Company’s behalf in connection with its organization, the offering, acquisitions and operating activities. Pursuant to the Advisory Agreement, the Advisor shall reimburse the Company the amount by which the Total Operating Expenses paid or incurred by the Company exceed, in any four consecutive fiscal quarters (an “Expense Year”) commencing with the year ended June 30, 2013, the greater of 2% of average invested assets or 25% of net income (as defined in the Advisory Agreement) (the “Limitation”), unless a majority of the Company’s Independent Directors determines that such excess expenses are justified based on unusual and non-recurring factors (referred to as the “Expense Cap Test”). In performing the Expense Cap Test, the Company uses operating expenses on a GAAP basis after making adjustments for the benefit of expense support under the expense support and restricted stock agreements. For the Expense Year ended December 31, 2015, the Company did not incur operating expenses in excess of the Limitation.

Organizational and offering costs become a liability to the Company only to the extent selling commissions, the marketing support fees and other organizational and offering costs do not exceed 15% of the gross proceeds of the offering. As of December 31, 2015, there were no organizational and offering costs in excess of the 15% limitation.

During 2015 and 2014, the Company’s Total Operating Expenses incurred represented approximately 1.14% and 1.05% of Average Invested Assets, respectively, as each term is defined in the Company’s Charter. During 2015, the Company’s Total Operating Expenses incurred represented approximately 41.7% of Net Loss, as each term is defined in the Company’s Charter. During 2014, the Company’s Total Operating Expenses incurred represented approximately 46.2% of Net Loss, as each term is defined in the Company’s Charter.

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In addition to amounts payable to the Managing Dealer described above, the expenses and fees incurred by and reimbursable to the Company’s related parties for the years ended December 31, 2015 and 2014, and related amounts unpaid as of December 31, 2015 and 2014 are as follows (in thousands):

	Years Ended December 31,		Unpaid Amounts (1) as of December 31,
	2015	2014	2015	2014
Reimbursable expenses:
Offering costs (2)	$3,446	$5,151	$32	$713
Operating expenses (3)	4,192	3,206	935	479
Acquisition fees and expenses	613	614	12	80

	8,251	8,971	979	1,272
Investment services fees (4)	18,561	18,553	182	—
Financing coordination fee (5)	—	220	—	—
Property management fees (6)	3,894	2,982	418	429
Asset management fees (7)	22,837	13,612	224	355

	$53,543	$44,338	$1,803	$2,056

FOOTNOTES:

(1)	Amounts are recorded as due to related parties.
(2)	Amounts are recorded as stock issuance and offering costs. Amounts include approximately $25,000 and $30,000 of reimbursement payments to the Advisor for services provided to the Company by its executive officers for the years ended December 31, 2015 and 2014, respectively. The reimbursement payments include components of salaries, benefits and other overhead charges.
(3)	Amounts are recorded as general and administrative expenses. Amounts include approximately $0.2 million of reimbursement payments to the Advisor for services provided to the Company by its executive officers for each of the years ended December 31, 2015 and 2014. The reimbursement payments include components of salaries, benefits and other overhead charges.
(4)	For the year ended December 31, 2015, the Company incurred investment services fees totaling approximately $18.6 million of which approximately $2.3 million was capitalized and included in real estate under development. For the year ended December 31, 2014, the Company incurred investment services fees totaling approximately $18.6 million of which approximately $1.8 million was capitalized and included in real estate under development.
(5)	For the year ended December 31, 2014, the Company incurred approximately $0.2 million in financing coordination fees which have been capitalized and included in investment in the Windsor Manor Joint Venture. There were no amounts incurred for the year ended December 31, 2015.
(6)	For the years ended December 31, 2015 and 2014, the Company incurred approximately $3.9 million and $2.9 million, respectively, in construction management fees payable to the Property Manager, of which approximately $0.7 million and $0.9 million, respectively, have been capitalized and included in real estate under development.

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(7)	For the years ended December 31, 2015 and 2014, the Company incurred approximately $22.9 million and $13.6 million, respectively, in asset management fees and specified expenses payable to the Advisor, of which approximately $4.4 million and $4.9 million, respectively, were forgone in accordance with the terms of the expense support and restricted stock agreement and approximately $0.9 million and $0.3 million, respectively, were capitalized and included in real estate under development. See description of the expense support and restricted stock agreement above for additional information.

The following fees were foregone in connection with the expense support agreements for the years ended December 31, 2015 and 2014, and cumulatively from inception through of December 31, 2015 (in thousands, except offering price):

	Years Ended December 31,		As of December 31,
	2015	2014	2015
Asset management fees (1)	$4,379	$4,867	$10,648
Then-current offering price (2)	$10.19	$10.24	$9.75
Restricted stock shares (3)	423	478	1,041
Cash distributions on restricted stock (4)	$281	$98	$384
Stock distributions on restricted stock (5)	14	7	21

FOOTNOTES:

(1)	No other amounts have been forgone in connection with the expense support agreements for the years ended December 31, 2015 and 2014, and cumulatively as of December 31, 2015.
(2)	The then-current offering prices are based on the Company’s net asset value per share at the date in which the expense support amounts were ultimately settled under the expense support agreements.
(3)	Restricted stock shares are comprised of approximately 0.8 million issued to the Advisor and approximately 0.2 million issuable to the to the Advisor as of December 31, 2015. No fair value was assigned to the restricted stock shares as the shares were valued at zero, which represents the lowest possible value estimated at vesting. In addition, the restricted stock shares were treated as unissued for financial reporting purposes because the vesting criteria had not been met as of December 31, 2015.
(4)	The cash distributions have been recognized as compensation expense as issued and included in general and administrative expense.
(5)	This represents the number of shares issued to the Advisor as stock distributions on its restricted stock shares. The par value of the stock distributions has been recognized as compensation expense as issued and included in general and administrative expense.

Policies Regarding Transactions with Certain Affiliates

Item 404 of the Commission’s Regulation S-K requires disclosure by the Company of any transaction between the Company and any related persons the amount of which exceeds $120,000 in which any related person had or will have a direct or indirect material interest. Related parties include any executive officers, directors, director nominees, beneficial owners of more than 5% of the Company’s voting securities, immediate family members of any of the foregoing persons, and any firm, corporation or other entity in which any of the foregoing persons is employed and in which such person has 10% or greater beneficial ownership interest.

In order to reduce or eliminate certain potential conflicts of interest, the Charter contains restrictions, and/or the Board has adopted written procedures, relating to (i) transactions between the Company and its Advisor or its affiliates, (ii) certain future offerings, and (iii) allocation of properties and loans among certain affiliated entities. These restrictions include the following:

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Provision of goods and services - No goods or services will be provided by the Advisor or its affiliates to the Company except for transactions in which the Advisor or its affiliates provide those goods or services in accordance with the Charter, or, if a majority of the Company’s directors (including a majority of the Independent Directors) not otherwise interested in such transactions approve such transactions as fair and reasonable and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.

Purchase or lease of properties - The Company will not purchase or lease properties in which the Sponsor, the Advisor, the directors or any affiliate has an interest without the determination by a majority of the directors (including a majority of the Independent Directors) not otherwise interested in such transaction that such transaction is fair and reasonable to the Company and at a price no greater than the cost of the asset to the Sponsor, Advisor, director or affiliate unless there is substantial justification for any amount that exceeds such cost and such excess amount is determined to be reasonable. In no event shall the Company acquire any such asset at an amount in excess of its current appraised value. Further, the Company will not sell or lease properties to the Sponsor, Advisor, a director or any affiliates thereof unless a majority of the directors (including a majority of the Independent Directors) not otherwise interested in such transaction determine the transaction is fair and reasonable to the Company.

Loans to affiliates - The Company will not make loans to the Sponsor, the Advisor, the directors, or any affiliate thereof, except (i) mortgage loans subject to the restrictions governing mortgage loans in the Charter or (ii) to its wholly owned subsidiaries or to ventures or partnerships in which the Company holds an interest. Any loans to the Company by the Sponsor, the Advisor, the directors or any affiliates thereof must be approved by a majority of the directors (including a majority of the Independent Directors) not otherwise interested in such transaction as fair, competitive, commercially reasonable, and no less favorable to the Company than comparable loans between unaffiliated parties.

Borrowing from affiliates – The Company will not borrow money from the Sponsor, the Advisor, the directors or any affiliate thereof, unless a majority of the directors (including a majority of the Independent Directors) not otherwise interested in the transaction conclude that the transaction is fair, competitive, commercially reasonable and no less favorable to the Company than loans between unaffiliated parties under the same circumstances.

Voting of shares - With respect to shares owned by the Advisor, the directors or any affiliate thereof, neither the Advisor, nor the directors, nor any of their affiliates may vote or consent on matters submitted to the Company’s stockholders regarding the removal of the Advisor, the directors, or any affiliate thereof or any transaction between the Company and any of them. In determining the requisite percentage in interest of shares necessary to approve a matter on which the Advisor, the directors, and any affiliate thereof may not vote or consent, any shares owned by any of them shall not be included.

Suitable investment opportunities - Certain of the Company’s directors and executive officers also serve as directors and executive officers of CNL Healthcare Properties II, Inc., a newly formed corporation that intends to operate as a REIT, sponsored by our Sponsor. Although the Company has different investment objectives than CNL Healthcare Properties II, Inc., an investment opportunity may be suitable for both the Company and CNL Healthcare Properties II, Inc. The Company’s Board and the Advisor have agreed that, in the event an investment opportunity is presented to both the Company’s Advisor’s Investment Committee and the investment committee of the advisor for CNL Healthcare Properties II, Inc. and it is determined that the opportunity may be suitable for both the Company and CNL Healthcare Properties II, Inc. and for which both entities have sufficient uninvested funds, the investment opportunity will be offered to the entities on an alternating basis as follows:

•	The first investment opportunity that meets this criteria will be first offered to the Company;

•	The second opportunity that meets this criteria will be first offered to CNL Healthcare Properties II, Inc. (whether or not the Company passed on the first investment opportunity, and whether or not CNL Healthcare Properties II, Inc. accepted an investment in the first investment opportunity); and

•	Thereafter, each offer of any investment opportunities will alternate on the foregoing basis. It shall be the duty of the Board, including the independent directors, to ensure that these policies are applied fairly to the Company.

This policy will continue in effect until such time as the Company’s Sponsor no longer owns or controls the Company’s Advisor and the advisor of CNL Healthcare Properties II, Inc.

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Certain public or private entities affiliated with the Company’s Sponsor and/or CNL are bound by conflict resolution procedures that may impact the investments that are available to the Company. In particular, certain of these public and private entities affiliated with the Company’s Sponsor or CNL, some of which invest in assets similar to those in which the Company may invest, require that if an investment opportunity becomes available which is suitable for such sponsor- and/or CNL-affiliated entities, then the entity which has had the longest period of time elapse since it was offered an investment opportunity will first be offered the investment opportunity. For purposes of this conflict resolution procedure for these other entities, an investment opportunity will be considered “offered” when the opportunity is presented to the applicable board of directors for its consideration. In addition to various other factors, the determination as to whether or not an investment opportunity is suitable for more than one program will be determined based on the effect of the acquisition both on diversification of each program’s investments by types of properties and geographic area, and on diversification of the tenants of the properties, the anticipated cash flow of each program, the size of the investment, the amount of funds available to each program, and the length of time such funds have been available for investment. A subsequent development regarding the investment opportunity, such as a delay in the closing of a property or a delay in the construction of a property, may cause any such investment to be more appropriate for an entity other than the entity which committed to make the investment. Although neither the Company nor its Advisor is bound by these conflict resolution procedures, the Company and its Advisor may be restricted by such procedures.

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Item 2 – Amendments of the Articles of Incorporation

Background

General

The Board of Directors recommends that stockholders of the Company approve the proposed Third Articles of Amendment and Restatement of the Company (the “Third Articles”), by amending certain provisions of Articles 1, 2, 3, 5, 6, 7, 8, 9 and 10 of the Company’s Second Articles of Amendment and Restatement. The full text of the proposed Third Articles is attached hereto as Exhibit A-I and has been marked in Exhibit A-II to reflect changes from our current Charter. The following descriptions of the proposed amendments collectively summarize the amendments our Board of Directors has approved in the proposed Third Articles, which is wholly qualified by reference to Exhibit A and which you should read in its entirety. Our Board of Directors, including all of the independent Directors, has determined that the proposed amendments set forth in the proposed Third Articles are advisable and, therefore, recommends that stockholders vote “FOR” each of Proposals No. 2A through 2D.

The Board of Directors considers these amendments advisable, as explained in greater detail below with respect to each amendment. Approval of the amendments by the stockholders at the Annual Meeting may avoid the expensive procedure of calling and holding a special meeting of stockholders for such a purpose at a later date. Each of the proposals to amend the charter requires the affirmative vote of a majority of the outstanding shares entitled to vote at the 2016 Annual Meeting. Abstentions and broker non-votes will have the same effect as votes against each proposal. If the proposals to amend the Charter are approved by the stockholders, the Third Articles will be filed with the State Department of Assessments and Taxation of Maryland (the “SDAT”) and the amendment and restatement as described below will be effective upon the acceptance for record of the Third Articles by the SDAT. If the stockholders approve one or more but not all of the proposed amendments to the Charter, the Company will file Articles of Amendment and Restatement containing only the amendments that were approved.

Summary Reasons for Proposed Charter Amendments

The Board of Directors believes that it would be in the best interest of the company to amend the charter for the following reasons:

•	We conducted a public offering of our shares of common stock between July 11, 2011 and September 30, 2015. Because our shares of common stock were not listed on a national securities exchange and were not expected to become listed in connection with the initial public offering of shares of our common stock, we were required to register our initial public offering with the state securities administrators in each state in which we desired to offer securities for sale. In offerings that are subject to their regulation, most states hold real estate investment trusts to the standards set forth in the Statement of Policy Regarding Real Estate Investment Trusts promulgated by the North American Securities Administrators Association, Inc. (the “NASAA REIT Guidelines”). As a result, our current charter includes a number of limitations that are imposed by the NASAA REIT Guidelines. Because we ceased raising capital in a primary public offering in September 2013 and do not intend to raise additional capital publicly as an unlisted company in the future, our Board of Directors believes that it would be in the best interest of the Company to remove some of these NASAA-mandated limitations because they impose an administrative burden on the Company and could put us at a competitive disadvantage relative to our competitors whose charters do not contain these restrictions. We are proposing to amend and restate our Charter to remove certain of these provisions either immediately or upon the listing of our shares on a national securities exchange.

•

Further, as our primary offering stage has ended, our Board of Directors has begun to explore various ways to provide liquidity to our stockholders, each of which we refer to as a liquidity event, and the timing of such a liquidity event, which may include: a sale of all or substantially all our assets, a sale or merger of our company, a listing of our common stock on a national securities exchange (provided we meet the then applicable listing requirements), or other similar transaction. We cannot assure you if or when we will effect a liquidity event, or what form of liquidity event will result in greater value for our stockholders. The proposals described herein seek to remove certain provisions

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of the NASAA REIT Guidelines that are not typically set forth in charters of listed REITs and impose standards not otherwise required under Maryland law. Such provisions could prevent us from pursuing opportunities that we deem to be advantageous or impose obligations that could add to our costs or prevent us from responding quickly to such opportunities. We believe that revising these provisions to follow Maryland law and otherwise to accord with other exchange-listed REITs in Maryland will provide us with greater flexibility in implementing our business plan and advancing our strategic objectives. Please note that none of the proposed charter amendments are required in order for a listing of our shares on a national securities exchange, and we may choose to list or not to list our shares regardless of whether the proposed charter amendments are approved or not approved.

We discuss these reasons, as well as some risks associated with the proposed charter amendments, below.

Appraisal Rights

Under Maryland law and our charter, you will not be entitled to rights of appraisal with respect to the proposed amendments to our charter. Accordingly, to the extent that you object to the proposed amendments to our charter, you will not have the right to have a court judicially determine (and you will not receive) the fair value for your shares of common stock under the provisions of Maryland law governing appraisal rights.

ITEM 2A — AMENDMENT OF OUR CHARTER TO REMOVE CERTAIN PROVISIONS INCLUDED TO ORIGINALLY COMPLY WITH THE NASAA REIT GUIDELINES THAT ARE NO LONGER APPLICABLE TO THE COMPANY

As described above, because we do not intend to raise capital publicly as an unlisted company in the future, other than through our distribution reinvestment plan, our Board of Directors believes that it would be in our best interest to amend our charter to eliminate certain provisions of the NASAA REIT Guidelines imposed by state securities administrators in connection with our initial public offering that we believe are no longer applicable to us. Furthermore, we believe that revising these provisions to follow Maryland law and otherwise to accord with other exchange-listed REITs in Maryland will provide us with greater flexibility in implementing our business plan and advancing our strategic objectives. The following description is intended to be a summary of the proposed amendments to the provisions in our charter that are required by the NASAA REIT Guidelines that we are proposing to amend:

Provisions Regarding Directors

The Third Articles remove from the definition of Independent Director the following language: “A business or professional relationship is considered material if the gross revenue derived by the Director from the Sponsor, Advisor and their Affiliates exceeds five percent (5%) of either the Director’s annual gross revenue during either of the last two years or the Director’s net worth on a fair market value basis”. We currently consider the independence of each Director and nominee for election as a Director in accordance with the elements of independence set forth in the listing standards of the New York Stock Exchange (the “NYSE”), even though our shares are not listed on the NYSE, and believe that such approach is consistent with other exchange-listed REITs and provides for appropriate balance and independence among our Board of Directors.

Provisions Regarding Stockholder Voting and Access to Records

The Third Articles remove provisions relating to stockholder meetings, stockholder liability, stockholder voting rights, and stockholders’ ability to access a stockholder list, inspect the books and records of the Company, and receive reports from the Company. Each of these provisions were included in our charter to meet requirements imposed by the NASAA REIT Guidelines and are not consistent with the charters of listed REITs, which generally rely on Maryland law and bylaws of the Company to govern stockholder meetings, voting and access to records. Under the MGCL, a majority of our outstanding voting stock will be required to call a special meeting of stockholders, and if our proposal under Item 2A is approved, we intend to amend our bylaws to provide that the written request of holders of a majority or our outstanding voting stock will be required to call a special meeting of stockholders. It may thus be more difficult under the Third Articles for our stockholders to call a special meeting. We believe this higher threshold increases the likelihood that a potential buyer of the Company will have to negotiate with our board of directors and thus should increase the likelihood that our board can maximize stockholder value in any change-of-control transaction. In addition, a higher threshold reduces the risk that the

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Company would be required to expend significant board and management time and expense related to a special meeting that reflects the interests of only a minority of the Company’s stockholders. Although we believe the changes are in the best interest of the Company, the proposed change may discourage others from trying to acquire control of us, which may reduce your ability to liquidate your investment in us or to receive a control premium for your shares. The proposed change may also increase the costs associated with trying to change the composition of our board of directors, which may deter changes that could otherwise be in your best interest.

Also, we will no longer be subject to a charter requirement to distribute an annual report with the following information specified by the NASAA REIT Guidelines: the ratio of the cost of raising capital during the period to the capital raised, the total operating expenses of the Company stated as a percentage of average invested assets and as a percentage of net income, and a report from the Independent Directors that the policies being followed by the Company are in the best interests of our stockholders and the basis for such determination. As a public reporting company, however, we will still continue to be subject to the rules and regulations promulgated by the Commission related to annual reports as well as the general provisions of Maryland law requiring us to prepare an annual statement of affairs. Thus, we expect to continue distributing an annual report to our stockholders with disclosure of the information required under the rules and regulations of the Commission.

In addition, under the Third Articles, the rights of stockholders to inspect and copy certain corporate documents, including the ability to obtain a list of stockholders, will be limited to the rights provided for under Maryland law. These rights are more restrictive than those included in our current Charter. Maryland law allows any stockholder of a corporation to inspect the corporation’s bylaws, minutes of stockholder proceedings, annual statements of affairs and voting trust agreements on file at the corporation’s principal office and to request a statement showing all stock and securities issued by the corporation during a specified period of not more than 12 months before the date of the request. However, Maryland law permits only stockholders who for at least six months have been stockholders of record of at least five percent of the outstanding stock of any class of the corporation to inspect the corporation’s books of account and stock ledger, to request a statement of the corporation’s affairs and to request a stockholder list. Our current Charter provides that any stockholder may request a copy of the stockholder list. Our Board of Directors believes that these revisions increase the Company’s ability to protect the privacy of its stockholders and reduce the Company’s exposure to potentially exploitive mini-tender offers for shares of our stock by increasing the threshold at which stockholders may access information related to our stockholders. We believe the changes also increase the likelihood that potential buyers of the Company will have to negotiate with our board of directors by making it more difficult for a potential buyer to acquire shares or to contact stockholders for the purpose of trying to influence our management. Although we believe the changes are in the best interest of the Company, the proposed Third Articles changes may discourage others from trying to acquire control of us, which may reduce your ability to liquidate your investment in us or to receive a control premium for your shares. The proposed changes may also make it more difficult for our stockholders to communicate with each other to influence our management, which could result in policies, actions or board composition that are not as favorable to you as they otherwise would be.

The NASAA REIT Guidelines require that our charter provide that stockholders have the ability to amend our charter or dissolve our company without the concurrence of the Board of Directors. However, Maryland law provides that stockholders may not amend a company’s charter or dissolve a company unless the amendment or dissolution is first declared advisable by the company’s Board of Directors. Therefore, the Third Articles merely conform our charter to the requirements of Maryland law in this respect.

Provisions Regarding Roll-Ups

Article 10, Section 10.2 imposes procedural protections relating to transactions in which our stockholders must exchange their shares for securities of another entity if that entity’s securities are not and have not been listed on a national securities exchange for at least 12 months (a “roll-up transaction”). Among other protections, an appraisal of the company’s assets as of a date immediately prior to the announcement of the proposed roll-up transaction and meeting certain other requirements must be obtained from an independent expert in connection with any roll-up transaction. Stockholders who vote against any proposed roll-up transaction must be given the choice of (a) accepting the securities of the roll-up entity or (b) either (i) remaining as stockholders of the company and preserving their interests therein on the same terms and conditions as existed previously, or (ii) receiving cash in an amount equal to their proportionate share of the appraised value of the company. In addition, we are prohibited from participating in any roll-up transaction in which certain stockholder rights in the roll-up entity such as voting and access to records are less than those currently provided to our stockholders. Further, if the roll-up transaction rejected by the stockholders, the costs of the roll-up transaction may not be borne by us. The Third

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Articles remove any reference to a roll-up transaction from the charter, including in the Definitions section of the charter. We believe that we will have greater flexibility in considering liquidity options that may be in the best interests of all of our stockholders if we are not limited in considering potential exchanges or combinations that would be subject to the complex and restrictive limitations on roll-up transactions included in the NASAA Guidelines. In addition, our stockholders will remain able to consider the approval of any such transactions in accordance with Maryland law and the provisions of our charter relating to mergers and sales of all or substantially all of our assets.

ITEM 2B — AMENDMENT AND RESTATEMENT OF OUR CHARTER TO REMOVE UPON LISTING OF OUR SHARES CERTAIN PROVISIONS INCLUDED TO ORIGINALLY COMPLY WITH THE NASAA REIT GUIDELINES

As described above, because we do not intend to raise capital publicly as an unlisted company in the future, other than through our distribution reinvestment plan, our board of directors believes that it would be in our best interest to amend our Charter to eliminate certain provisions of the NASAA REIT Guidelines in the event that we decide to list our common stock on a national stock exchange in connection with our potential liquidity events. Furthermore, we believe that revising these provisions to follow Maryland law and otherwise to accord with other exchange-listed REITs in Maryland will provide us with greater flexibility in implementing our business plan and advancing our strategic objectives. The following description is intended to be a summary of the amendments to our Charter that we propose would be modified and no longer effective upon a listing of our common stock:

Provisions Regarding Directors

•	Provide for independence of directors to be evaluated based on the NYSE standard for independence following public listing of the Company’s shares.

•	Provide for the expiration upon listing of our shares on a national securities exchange of the NASAA REIT Guidelines requirement that (a) a majority of our board of directors consist of independent directors as defined by the NASAA REIT Guidelines, and (b) a majority of the members of each committee of our board of directors consist of independent directors. While national securities exchanges generally require that a majority of our directors be independent in order for us to list our shares of common stock, the definition of independence used by such exchanges may be less restrictive than the NASAA REIT Guidelines definition.

•	Provide for the expiration upon listing of our shares on a national securities exchange of the NASAA REIT Guidelines requirement that any non-independent director have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets we acquire and that at least one independent director have at least three years of relevant real estate experience.

•	Provide for the expiration upon listing of our shares on a national securities exchange of the NASAA REIT Guidelines requirement that certain specified matters be approved by the independent directors in order to provide the customary flexibility enjoyed by listed companies.

Provision Regarding Limitations on Indebtedness

•	Provide for the expiration upon listing of our shares on a national securities exchange of the NASAA REIT Guidelines restrictions on incurring debt that would cause our borrowings to exceed 300% of our “net assets” unless a majority of the members of the Board of Directors approves the borrowing and such borrowing is disclosed in our next quarterly report along with a justification for the excess.

Provisions Regarding Investment Objectives and Limitations

•	Provide for the expiration upon listing of our shares of certain limitations and restrictions on our ability to enter into certain types of investments and other limitations (such as annual review of Company investment objectives by the Board of Directors and the fair market value of properties being determined by a majority of the Board of Directors, or an independent appraiser selected by the Independent Directors). The Board of Directors believes that the elimination of these provisions is desirable in light of potential transactions that could become available to the Company.

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Other Provisions

•	Provide for the expiration upon listing of our shares of certain suitability and minimum investment requirements on investors in our common stock originally adopted in our charter in accordance with the NASAA REIT Guidelines.

•	Provide for the expiration upon listing of our shares of the requirement that any transaction (as described in Section 10.2 of the charter) involving an affiliate of the Company or the Advisor must also be approved by a majority of the directors, including a majority of the Independent Directors, not otherwise interested in such transaction as fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.

•	Provide for the expiration upon listing of our shares of the limitations upon certain transactions with affiliates as described in Article 6, which according to our current charter must be approved, and require certain additional determinations, by a majority of our Board of Directors (including a majority of our Independent Directors).

•	Provide for the expiration upon listing of our shares of certain restrictions on our ability to pay distributions in-kind.

ITEM 2C — AMENDMENT OF OUR CHARTER TO DELETE CERTAIN RESTRICTIONS ON EXCULPATION AND INDEMNIFICATION OF, AND ADVANCEMENT OF EXPENSES TO, OUR DIRECTORS AND OFFICERS AND REPLACE THEM WITH PROVISIONS OF APPLICABLE MARYLAND LAW

Consistent with the NASAA REIT Guidelines, our charter currently includes many restrictions on exculpation and indemnification that are not contained in the MGCL. The Third Articles, if adopted, would amend these restrictions, replacing them instead with exculpation, indemnification and advancement of expenses provisions permitted under Maryland law and would also clarify that the provisions relating to indemnification and advancement of expenses are nonexclusive and, if later amended or repealed, shall not apply retroactively. including restrictions on exculpation and indemnification of officers and affiliated directors whose liability was the result of negligence or misconduct and independent directors whose liability was the result of gross negligence or willful misconduct. The advancement of litigation-related expenses to directors and officers is also significantly restricted under our charter. For example, in a stockholder derivative suit, we may not advance expenses to our directors and officers unless a court of competent jurisdiction first approves such advancement.

Under the MGCL, a Maryland corporation may include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. In addition, Section 2-418 of the MGCL generally permits a Maryland corporation to indemnify its present and former directors and officers against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Finally, Section 2-418 of the MGCL provides that a Maryland corporation may pay or reimburse reasonable expenses incurred by a director or officer who is a party to a proceeding in advance of the final disposition of the proceeding upon receipt by the corporation of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed if it is ultimately determined that the standard of conduct was not met.

Because litigation involving companies exploring strategic alternatives or considering possible liquidity events is quite common, in order to conform our charter more closely with those of our competitors whose shares are listed on a national securities exchange, and to retain and recruit qualified and experienced officers and directors, we recommend amending Article 9 of our charter to provide directors and officers the maximum exculpation, indemnification and advancement of expenses permitted under Maryland law.

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Although we believe that these changes will improve our ability to retain and attract qualified directors and officers, the Third Articles, if adopted, would increase the risk that we and our stockholders will not be able to recover monetary damages from our Directors if they fail to meet the statutory standard of conduct as a result of negligence or misconduct (as to our non-independent directors) and gross negligence or intentional misconduct (as to our Independent Directors) or from our Officers if they fail to satisfy their duties under Maryland law. In addition, the Third Articles would provide for indemnification of our Directors and Officers and permit indemnification of the Advisor and its affiliates in circumstances where indemnification is currently limited by our charter. The reduced ability to recover from Directors and Officers and the increased right to indemnification would be true not only for their future acts or omissions but also for acts or omissions prior to the date the Third Articles would go into effect. The proposed amendment also increases the risk that we will incur significant defense costs that would otherwise have to be borne by our Directors or Officers.

ITEM 2D — AMENDMENT OF OUR CHARTER TO CLARIFY THAT HOLDERS OF OUR COMMON SHARES SHALL NOT HAVE THE RIGHTS OF OBJECTING STOCKHOLDERS UNDER TITLE 3, SUBTITLE 2 OF THE MGCL AND TO DELETE THE PROHIBITION ON ELECTING TO BE SUBJECT TO TITLE 3, SUBTITLE 8 OF THE MGCL

The Third Articles amend Section 7.3(ii) as follows: “Except as otherwise provided by the Board of Directors, upon such terms and conditions as may be specified by the Board of Directors, holders of Common Shares shall not have the rights of objecting stockholders under Title 3, Subtitle 2 of the MGCL.”

Under the provisions of the MGCL (§3-202(c)(1)), a stockholder may not demand the fair value of the stockholder’s stock with respect to a merger or any other transaction as described in §3-202(c)(1) and is bound by the terms of the transaction if, among others, any shares of the class or series of the stock are listed on a national securities exchange. Furthermore, the MGCL provides that a company’s charter may explicitly provide that the holders of the stock are not entitled to exercise the rights of an objecting stockholder under Title 3, Subtitle 2 of the MGCL.

While Section 7.3(ii) currently states that the common stock will have no appraisal rights, it does not explicitly reference Title 3, Subtitle 2 of the MGCL. We believe that the change set forth above is consistent with the Company’s original intention and will be advantageous in connection with our exploration of liquidity events by eliminating any uncertainty as to whether a liquidity event will be subject to stockholder appraisal rights.

The Third Articles also delete the prohibition in Section 8.12 on electing to be subject to certain provisions in Title 3, Subtitle 8 of the MGCL relating to the vote required for director removal and the percentage of stockholders required to call a stockholder-requested special meeting.

Under Subtitle 8 of Title 3 of the MGCL, a Maryland corporation with a class of equity securities registered under the Exchange Act and at least three independent directors may elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to any or all of five provisions, including a two-thirds vote requirement for removing a director and a majority requirement for the calling of a stockholder-requested special meeting of stockholders. While the Company does not currently intend to elect to be subject to these provisions of Title 3, Subtitle 8 of the MGCL (although, as noted in Item 2A, we may amend our bylaws to require the written request of holders of a majority of our outstanding voting stock to call a special meeting of stockholders), it is not typical for the charter of a Maryland corporation to prohibit a Subtitle 8 election and we believe that retaining the prohibition could put us at a competitive disadvantage relative to our competitors whose charters do not include such a prohibition.

In addition to the proposed amendments to our charter particularly described above, we also are proposing to amend our charter to revise or delete definitions, to conform cross-references and section titles and to make other immaterial typographical and drafting changes throughout our charter, to remove provisions that are no longer applicable by their express terms and to restate our charter to incorporate all approved amendments in one document. None of these ministerial amendments would materially affect the rights or preferences of our stockholders. We believe that these amendments and the restatement are advisable in order to simplify our charter for our stockholders, directors, officers, agents and advisors.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” ITEMS 2A—2D

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Item 3 – Ratification of Appointment of Independent Auditor

On the recommendation of the Audit Committee, the Board appointed the firm of PricewaterhouseCoopers LLP, an independent registered certified public accounting firm, as our independent auditor for 2016 (referred to throughout this proxy statement as the “independent auditor”). Although ratification by the stockholders is not required by law or the Company’s governance documents, the Company believes ratification of this appointment is good corporate practice because the audit of the Company’s books and records is a matter of importance to the Company’s stockholders. In the event this ratification is not received, the Audit Committee will reconsider the selection of PricewaterhouseCoopers LLP, however, the Board may nevertheless elect to retain them. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent auditor at any time during the year, if it determines that such a change would be in the best interests of the Company and our stockholders.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the 2016 Annual Meeting of Stockholders. They will have the opportunity to make a statement if they desire to do so and will be available to respond to questions from the Company’s stockholders.

Fees Paid to the Independent Auditor

The following table presents fees for professional audit services rendered by PricewaterhouseCoopers LLP for the audit of our annual financial statements for the years ended December 31, 2015 and December 31, 2014, and fees billed for other services rendered (for audit and non-audit services and all “out-of-pocket” costs incurred in connection with these services) by PricewaterhouseCoopers LLP during these periods.

	2015	2014
Audit fees	$1,149,359	$997,856
Audit-related fees	10,000	18,500
Tax fees	551,623	429,436
All other fees	—	—

Total	$1,710,982	$1,445,792

Audit Fees – Consists of professional services rendered in connection with the annual audit of the Company’s consolidated financial statements included in the Company’s annual report on Form 10-K and quarterly reviews of the Company’s interim financial statements included in the Company’s quarterly reports on Form 10-Q. Audit fees also include fees for services performed by PricewaterhouseCoopers LLP that are closely related to the audit and in many cases could only be provided by the Company’s independent auditors. Such services include consents related to the Company’s registration statements, assistance with, and review of, other documents filed with the Commission and accounting advice on completed transactions.

Audit-Related Fees – Consists of services related to audits of properties acquired, due diligence services related to contemplated property acquisitions and accounting consultations.

Tax Fees – Consists of services related to corporate tax compliance, including review of corporate tax returns, review of the tax treatments for certain expenses and tax due diligence relating to acquisitions.

All Other Fees – There were no professional services rendered by PricewaterhouseCoopers LLP that would be classified as other fees during the years ended December 31, 2015 and 2014.

Audit Committee Pre-Approval Policy

Under the Company’s Audit Committee Charter, the Audit Committee must pre-approve all audit and non-audit services provided by the independent auditors in order to assure that the provisions of such services do not impair the auditor’s independence. The policy, as described below and set forth in the Audit Committee Charter sets forth conditions and procedures for such pre-approval of services to be performed by the independent auditor and utilizes both a framework of general pre-approval for certain specified services and specific pre-approval for all other services.

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The annual audit services, as well as all audit-related services (assurance and related services that are reasonably related to the performance of the auditor’s review of the financial statements or that are traditionally performed by the independent auditor), requires the specific pre-approval of the Audit Committee. The Audit Committee may, however, grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide (such as comfort letters or consents). The Audit Committee has pre-approved all tax services and may grant general pre-approval for those permissible non-audit services that it has classified as “all other services” because it believes such services are routine and recurring services, and would not impair the independence of the auditor.

The fee amounts for all services to be provided by the independent auditor are established annually by the Audit Committee, and any proposed service fees exceeding approved levels will require specific pre-approval by the Audit Committee. Requests to provide services that require specific approval by the Audit Committee are submitted to the Audit Committee by the independent auditor, the chief financial officer and the chief executive officer, and must include a joint statement as to whether, in their view, the request is consistent with the Commission’s rules on auditor independence.

Audit Committee Report

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Commission, nor shall such information be incorporated by reference into any previous or future filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act except to the extent that the Company incorporates it by specific reference.

Review and Discussions with Management. The Audit Committee has reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2015 with the management of the Company. The Audit Committee also discussed with the Company’s senior management the process for certifications by the Company’s chief executive officer and chief financial officer required by the Commission and the Sarbanes-Oxley Act of 2002 for certain of the Company’s filings with the Commission.

Review and Discussions with Independent Auditors. The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company’s independent registered certified public accounting firm, the matters required to be discussed by the Public Company Accounting Oversight Board Auditing Standard No. 16, “Communications with Audit Committees,” which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements. In addition, the Audit Committee has reviewed the selection, application and disclosure of the Company’s critical accounting policies. The Audit Committee has also received written disclosures and letters from PricewaterhouseCoopers LLP required by Rule 3524 and Rule 3526 of the Public Company Accounting Oversight Board, “Communication with Audit Committees Concerning Independence,” and has discussed with PricewaterhouseCoopers LLP their independence from the Company.

Conclusion. Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the 2015 Annual Report on Form 10-K for filing with the Commission.

The Audit Committee:
J. Chandler Martin
Michael P. Haggerty
J. Douglas Holladay

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Other Information about the Meeting

Voting and Attendance Information

How to vote: You may vote by proxy by internet, telephone or mail, or you may attend the meeting and vote in person. Please see your proxy card or Notice Regarding the Availability of Proxy Materials for more detailed voting instructions, or refer to the information your bank, broker or other nominee provided to you. If you vote by proxy before the meeting, you may revoke your proxy at any time before it is exercised at the meeting by filing with our Corporate Secretary a written notice of revocation, submitting a proxy bearing a later date, or attending the meeting and voting in person. Please see “Attending the Meeting in Person” below for information about attending the meeting. Even if you plan to attend, we request that you vote by proxy promptly. If you attend the meeting and wish to vote in person, your proxy will not be used.

Who can vote: Only stockholders of record of CNL Healthcare Properties common stock as of the close of business on March 31, 2016 are entitled to vote at the meeting. As of that date, we had outstanding approximately [            ] shares of common stock, the only class of stock outstanding and entitled to vote at the meeting. The holders of common stock are entitled to one vote for each share registered in their names on the record date with respect to all matters to be acted upon at the meeting. If your shares are held through a bank, broker or other nominee, see “Voting by Street Name Holders” below regarding directing your record holder on how to vote your shares.

Quorum: The presence at the meeting, in person or by proxy, of 50% of the shares outstanding on the record date will constitute a quorum. Abstentions and broker non-votes (defined below) will be considered as shares present for purposes of determining the presence of a quorum.

Voting by Street Name Holders: If your shares are held through a bank, broker or other nominee, you are considered the “beneficial owner” of shares held in “street name,” and these proxy materials are being forwarded to you by your bank, broker or nominee (the “street name holder”) along with a voting instruction card. As the beneficial owner, you have the right to direct your street name holder how to vote your shares; and the street name holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your street name holder at least ten days before the meeting, the street name holder will be entitled to vote your shares in its discretion on Item 3 (Ratification of Independent Auditor), but will not be able to vote your shares on any other proposal, and your shares will be counted as “broker non-votes” on Item 1 (Election of Directors) and Items 2A-2D (Approval of Proposed Amendments to Our Charter).

How your votes are counted and the votes required for approval: Shares represented by valid proxies received will be voted in the manner specified on the proxies. If no instructions are indicated on the proxy, the proxy will be voted as recommended by our Board of Directors. If other matters are properly presented at the meeting for consideration, the persons appointed as proxies on your proxy card will have the discretion to vote on these matters for you. The affirmative vote of a majority of the votes cast on each matter will be required to elect each director and to ratify the appointment of our independent auditor. Abstentions and broker non-votes will not be considered as votes cast with respect to the applicable matter and, therefore, will have no effect on the voting results.

Attending the Meeting in Person: Only stockholders of record as of the record date, March 31, 2016, or their proxy holders and our guests may attend the 2016 Annual Meeting of Stockholders. Personal photo identification will be required to enter the meeting. Below is additional information regarding required documentation necessary for admission to the meeting, which will be held at CNL Center at City Commons, Tower I, 13th Floor, 450 South Orange Avenue, Orlando, Florida 32801. To obtain directions to the 2016 Annual Meeting, please call the Company at (407) 650-1000.

The use of cameras at the meeting is prohibited and cameras will not be allowed into the meeting or any other adjacent areas, except by credentialed media. We realize that many mobile phones have built-in cameras. While these phones may be brought into the venue, the camera function may not be used at any time. For safety and security reasons, bags, briefcases and other items will be subject to security check.

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The following is additional information regarding required documentation necessary for admission to the meeting:

If you received these proxy materials by mail: If you are a registered stockholder who received these proxy materials by mail, an admission ticket is attached to your proxy card. Please bring the admission ticket with you to the meeting.

If you received a Notice Regarding the Availability of Proxy Materials by email: If you are a registered stockholder who received a Notice Regarding the Availability of Proxy Materials by email, please bring the Notice Regarding the Availability of Proxy Materials with you to the meeting; it will be considered your admission ticket.

If your shares are held in street name: If your shares are held in street name (in the name of your broker, bank or other nominee), please bring to the meeting an account statement or letter from the street name holder indicating that you beneficially owned the shares on March 31, 2016, the record date for voting. You may not vote your shares in person at the meeting, unless you obtain a legal proxy from the record holder that holds your shares.

Stockholders who do not present an admission ticket at the meeting will be admitted only upon verification of ownership at the admission desk.

Revocation of Proxies

You may revoke your proxy and change your vote before the proxies are voted at the 2016 Annual Meeting. You may change your vote using the internet or telephone methods described herein, prior to the applicable cutoff time before the 2016 Annual Meeting, in which case only your latest internet or telephone proxy will be counted. Alternatively, you may revoke your proxy and change your vote by signing and returning a new form of proxy dated as of a later date, or by attending the 2016 Annual Meeting and voting in person. However, your attendance at the 2016 Annual Meeting will not automatically revoke your proxy, unless you properly vote at the meeting, or specifically request that your prior proxy be revoked by delivering a written notice of revocation to the Company prior to the meeting at the following address: CNL Healthcare Properties, Inc., CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida, 32801, Attention: Corporate Secretary.

Stockholder Proposals and Nominations for the 2017 Annual Stockholders’ Meeting

In order for proposals of stockholders to be considered for inclusion in our proxy materials relating to the annual meeting of stockholders in 2017, pursuant to Rule 14a-8 of the Exchange Act, they must be received on or before March 25, 2017. In order for a stockholder proposal made outside of Rule 14a-8 of the Exchange Act to be considered timely, or for a director nomination to be considered at the annual meeting of stockholders in 2017, it must be received by us not later than March 25, 2017 and not before February 23, 2017. Proposals should be sent to: Corporate Secretary, CNL Healthcare Properties, Inc. CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801.

Under our bylaws, in order for a stockholder to bring business before or propose director nominations at an annual meeting, the stockholder must give written notice to our Corporate Secretary not less than 60 days nor more than 90 days in advance of the anniversary date of the immediately preceding annual meeting of stockholders. The notice must contain specified information about the proposed business or each nominee and the stockholder making the proposal or nomination. If the annual meeting is scheduled for a date that is more than 30 days prior to or more than 60 days after such anniversary date, the notice given by the stockholder must be received not earlier than the 90th day prior to such annual meeting, and not later than the close of business on the later of (i) the 60th day prior to such annual meeting or (ii) the tenth day following the day on which public announcement of the date of such meeting is first made.

Solicitation of Proxies

In addition to the solicitation of proxies by mail or internet, proxies may be solicited by telephone, facsimile or in person by directors and officers of the Company, or certain employees of CNL Capital Markets Corp., CNL Securities Corp., and affiliates of our Advisor, without special compensation therefor. In addition, we have retained Broadridge Investor Communications Solutions, Inc. to assist in the solicitation of proxies for a fee of approximately $124,000, plus reimbursement for reasonable out-of-pocket expenses. All expenses of this solicitation, including the cost of preparing and mailing this proxy statement, and the reimbursement of brokerage houses and other nominees for their reasonable expenses in forwarding proxy material to beneficial owners of stock, will be paid by us.

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Elimination of Duplicative Annual Meeting Materials

Some banks, brokers and other nominee record holders may be “householding” our proxy statements and annual reports. This means that only one copy of the proxy statement or annual report to stockholders may have been sent to multiple stockholders in one household. We will promptly deliver a separate copy of either document to stockholders who write or call us at the following address or telephone number: CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801, Attn: Corporate Secretary, telephone: (866) 650-0650. Stockholders wishing to receive separate copies of the proxy statement or annual report to stockholders in the future, or stockholders currently receiving multiple copies of the proxy statement or the annual report who would prefer that a single copy of each be delivered, should contact their bank, broker or other nominee record holder or Broadridge Investor Communications Solutions, Inc. at 855-928-4482.

Other Matters

The Board of Directors does not know of any business to be presented at the 2016 Annual Meeting of Stockholders other than the matters described in this proxy statement. If other business is properly presented for consideration at the meeting, the proxies will vote the shares in their discretion.

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Exhibit A-I

THIRD ARTICLES OF AMENDMENT AND RESTATEMENT

OF

CNL HEALTHCARE PROPERTIES, INC.

CNL Healthcare Properties, Inc., a Maryland corporation (hereinafter, the “Company”), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

FIRST: The Company desires to amend and restate its charter as currently in effect (the “Articles of Incorporation”).

SECOND: The provisions of the Articles of Incorporation as now in effect and as amended hereby, in accordance with the Maryland General Corporation Law, are as follows.

* * * * * * * * * *

ARTICLE 1

THE COMPANY; DEFINITIONS

SECTION 1.1 Name. The name of the corporation (the “Company”) is:

CNL Healthcare Properties, Inc.

SECTION 1.2 Resident Agent. The name and address of the resident agent of the Company in the State of Maryland are National Registered Agents, Inc. of MD, 351 West Camden Street, Baltimore, Maryland 21201. The address of the principal office of the Company in the State of Maryland is c/o National Registered Agents, Inc. of MD, 351 West Camden Street, Baltimore, Maryland 21201.

The Company may also have such other offices or places of business within or without the State of Maryland as the Directors may from time to time determine.

SECTION 1.3 Nature of Company. The Company is a Maryland corporation within the meaning of the MGCL.

SECTION 1.4 Purposes. The purposes for which the Company is formed are to conduct any business for which corporations may be organized under the laws of the State of Maryland including, but not limited to, the following: (i) to acquire, hold, own, develop, construct, improve, maintain, sell, lease, transfer, encumber, convey, exchange and otherwise dispose of, deal with or invest in real and personal property; (ii) to engage in the business of offering financing including mortgage financing secured by Real Property; and (iii) to enter into any partnership, joint venture or other similar arrangement to engage in any of the foregoing.

SECTION 1.5 Definitions. As used in the Articles of Incorporation, the following terms shall have the following meanings unless the context otherwise requires (certain other terms used in Article VII hereof are defined in Section 7.7(i) hereof):

“Acquisition Expenses” means any and all expenses, exclusive of Acquisition Fees, incurred by the Company, the Operating Partnership, the Advisor, or any of their Affiliates in connection with the selection, acquisition, development or construction of any investment, including any Real Property, Real Estate Related Securities, Loans or Permitted Investments, whether or not acquired, including, without limitation, legal fees and expenses, travel and communications expenses, costs of appraisals, nonrefundable option payments or deposits on property not acquired, accounting fees and expenses, title insurance premiums, and the costs of performing due diligence.

“Acquisition Fees” means any and all fees and commissions, exclusive of Acquisition Expenses, paid by any Person to any other Person (including any fees or commissions paid by or to any Affiliate of the Company, the Operating Partnership or the Advisor) in connection with the selection, evaluation, structure, purchase, development, construction or renovation of Real Property or with making or investing in Loans, Real Estate Related Securities or Permitted Investments, including real estate commissions, selection fees, investment services fees, Development Fees, Construction Fees, nonrecurring management fees, loan fees, points or any other fees of a similar nature. Excluded shall be Development Fees and Construction Fees paid to any Person not affiliated with the Advisor in connection with the actual development and construction of a project.

“Advisor” or “Advisors” means the Person or Persons, if any, appointed, employed or contracted with by the Company pursuant to Section 4.1 hereof and responsible for directing or performing the day-to-day business affairs of the Company, including any Person to whom the Advisor subcontracts substantially all such functions.

“Advisory Agreement” means that certain agreement among the Company, the Advisor and the Operating Partnership pursuant to which the Advisor will act as the advisor to the Company and provide specified services to the Company.

“Affiliate” or “Affiliated” or any derivation thereof means with respect to any Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, ten percent (10%) or more of the outstanding voting securities of such other Person; (ii) any Person ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee or general partner of such other Person; or (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.

“Articles of Incorporation” means the charter of the Company, as the same is in effect and may be amended from time to time.

“Asset” means any Real Property, Real Estate Related Security, Loan, Permitted Investment or other investment (other than investments in bank accounts or money market funds) owned by the Company, directly or indirectly through one or more of its Joint Ventures or Subsidiaries, and any other investment made by the Company, directly or indirectly through one or more of its Joint Ventures or Subsidiaries.

“Asset Management Fee” has the meaning set forth in Section 4.13 hereof.

“Average Invested Assets” means, for a specified period, the average of the aggregate book value of the Assets before deducting depreciation, bad debts or other non-cash reserves, computed by taking the average of such values at the end of each month during such period.

“Bylaws” means the bylaws of the Company, as the same are in effect and may be amended from time to time.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto. Reference to any provision of the Code shall mean such provision as in effect from time to time, as the same may be amended, and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Shares” means the common stock, par value $0.01 per share, of the Company that may be issued from time to time in accordance with the terms of the Articles of Incorporation and applicable law, as described in Section 7.3(ii) hereof.

“Company Property” means any and all property, real, personal or otherwise, tangible or intangible, which is transferred or conveyed to the Company, the Operating Partnership, any Subsidiary or any Joint Venture of any of the foregoing (including all rents, income, profits and gains therefrom), and which is owned or held by, or for the account of, the Company, the Operating Partnership, any Subsidiary or any Joint Venture of any of the foregoing.

“Competitive Real Estate Commission” means a real estate or brokerage commission for the purchase or sale of property which is reasonable, customary, and competitive in light of the size, type, and location of the property.

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“Contract Purchase Price” means the amount actually paid in respect of the purchase of a Real Property, and the amount budgeted in respect of the development, construction or improvement of a Real Property, the amount of funds advanced with respect to a Loan or the amount actually paid with respect to the purchase of other Real Estate Related Securities or Permitted Investments, in each case exclusive of Acquisition Fees and Acquisition Expenses.

“Construction Fee” means a fee or other remuneration for acting as general contractor and/or construction manager to construct improvements, supervise and coordinate projects or provide major repairs or rehabilitation of a Company Property.

“Development Fee” means a fee for the packaging of a Company Property, including negotiating and approving plans and assisting in obtaining zoning and necessary variances and financing for a specific Company Property to be developed or under development, either initially or at a later date.

“Directors,” “Board of Directors” or “Board” means, collectively, the individuals named in Section 2.5 of the Articles of Incorporation so long as they continue in office and all other individuals who have been duly elected and qualify as Directors of the Company hereunder.

“Disposition Fee” means the fee payable to the Advisor under Section 4.6 hereof.

“Distributions” means any distributions (as such term is defined in Section 2-301 of the MGCL) of money or other property, pursuant to Section 7.2 hereof, by the Company to owners of Equity Shares, including distributions that may constitute a return of capital for federal income tax purposes.

“Equity Shares” means shares of stock of the Company of any class or series, including Common Shares or Preferred Shares. The use of the term “Equity Shares” or any term defined by reference to the term “Equity Shares” shall refer to the particular class or series of capital stock of the Company which is appropriate under the context.

“Excess Shares” means the excess shares, par value $0.01 per share, exchanged for shares of Common Stock or Preferred Stock, as the case may be, transferred or proposed to be transferred in excess of the Ownership Limit or which would otherwise jeopardize the Company’s status as a REIT under the Code.

“Expense Year” means four consecutive fiscal quarters.

“FINRA” means the Financial Industry Regulatory Authority.

“GAAP” means generally accepted accounting principles as in effect in the United States of America from time to time or such other accounting basis mandated by the Commission.

“Gross Proceeds” means the purchase price of all Equity Shares sold for the account of the Company through all Offerings, without deduction for Organizational and Offering Expenses or volume or other discounts. For the purpose of computing Gross Proceeds, the purchase price of any Equity Share for which reduced or no Selling Commissions or Marketing Support Fees are paid to the Managing Dealer or a Participating Broker shall be deemed to be the full amount of the Offering price per Equity Share pursuant to the Prospectus for such Offering, with the exception of Equity Shares purchased pursuant to the Company’s Reinvestment Plan, which will be factored into the calculation using their actual purchase price.

“Incentive Fees” means the Subordinated Share of Net Sales Proceeds, the Subordinated Incentive Fee and the Performance Fee.

“Indemnitee” has the meaning set forth in Section 9.2(iii) hereof.

“Independent Appraiser” means a Person with no material current or prior business or personal relationship with the Advisor or the Directors and who is engaged to a substantial extent in the business of rendering opinions regarding the value of Real Property and/or other Assets of the type held by the Company. Membership in a nationally recognized appraisal society such as the American Institute of Real Estate Appraisers or the Society of Real Estate Appraisers shall be conclusive evidence of being engaged to a substantial extent in the business of rendering opinions regarding the value of Real Property.

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“Independent Director” means a Director who is not, and within the last two years has not been, directly or indirectly associated with the Sponsor or Advisor by virtue of (i) ownership of an interest in the Sponsor, Advisor or any of their Affiliates, (ii) employment by the Sponsor, Advisor or any of their Affiliates, (iii) service as an officer or director of the Sponsor, Advisor or any of their Affiliates, (iv) performance of services, other than as a Director, for the Company, (v) service as a director or trustee of more than three REITs sponsored by the Sponsor or advised by the Advisor, or (vi) maintenance of a material business or professional relationship with the Sponsor, Advisor or any of their Affiliates. An indirect relationship shall include circumstances in which a Director’s spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law, or brothers- or sisters-in-law is or has been associated with the Sponsor, Advisor, any of their Affiliates, or the Company. Notwithstanding the foregoing, after Listing, “Independent Director” shall have the meaning given to such term in Section 303A.02 of the New York Stock Exchange Listed Company Manual.

“Initial Effective Date” has the meaning set forth in Section 4.9 hereof.

“Initial Public Offering” means the Company’s first public offering of Equity Shares pursuant to an effective registration statement filed under the Securities Act.

“Invested Capital” means the amount calculated by multiplying the total number of Common Shares issued and outstanding by the Offering price per share, without deduction for volume or other discounts or Organizational and Offering Expenses (which price per Common Share, in the case of Common Shares purchased pursuant to the Reinvestment Plan, shall be deemed to be the actual purchase price), reduced by the amount paid to redeem Common Shares pursuant to the Company’s redemption plan.

“Joint Venture” or “Joint Ventures” means those joint venture or partnership arrangements in which the Company, the Operating Partnership or any of its subsidiaries is a co-venturer or partner and which are established to acquire Real Properties, Real Estate Related Securities, Loans or Permitted Investments.

“Leverage” means the aggregate amount of indebtedness of the Company for money borrowed (including purchase money mortgage loans and excluding accounts payable) outstanding at any time, both secured and unsecured.

“Liquidity Event” means a Listing or any merger, reorganization, business combination, share exchange, acquisition by any Person or related group of Persons of beneficial ownership of all or substantially all of the Equity Shares in one or more related transactions, or similar transaction involving the Company or the Operating Partnership pursuant to which the Stockholders receive for their Equity Shares, as full or partial consideration, cash, Listed or non-Listed equity Securities or combination thereof.

“Listing” or “Listed” means the listing of the Common Shares of the Company (or any successor thereof) on a national securities exchange or the receipt by the Company’s Stockholders of securities that are approved for trading on a national securities exchange in exchange for the Company’s Common Shares. With regard to the Company’s Common Shares, upon commencement of trading of the Common Shares of the Company on a national securities exchange, the Company’s Common Shares shall be deemed Listed.

“Loans” means Mortgage Loans and other types of debt financing provided by or held by the Company from time to time.

“Managing Dealer” means CNL Securities Corp., an Affiliate of the Advisor, or such other Person or entity selected by the Board of Directors to act as the managing dealer for a securities offering by the Company. CNL Securities Corp. is a member of FINRA.

“Marketing Support Fee” means the fees payable to the Managing Dealer in connection with the sale of Equity Shares for marketing support.

“Market Value” means the value of the Company measured in connection with an applicable Liquidity Event determined as follows: (i) in the case of the Listing of the Common Shares of the Company on a national securities exchange, by taking the average closing price or average of bid and asked price thereof, as the case may be, over a period of 30 days during which the Common Shares are traded, with such period beginning 180 days after Listing of the Company’s Common Shares, (ii) in the case of the receipt by Stockholders of securities of another

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entity that are approved for trading on a national securities exchange in connection with the consummation of such Liquidity Event, by taking the average closing price or average of bid and asked price thereof, as the case may be, over a period of 30 days during which such securities are traded, with such period beginning 180 days after the commencement of trading of such securities or (iii) in the case of the receipt by Stockholders of securities of another entity that are trading on a national securities exchange prior to the consummation of the Liquidity Event, by taking the average closing price or average of bid and asked price thereof, as the case may be, over a period of 30 days ending on the effective date of the Liquidity Event. Any cash consideration received by the Stockholders in connection with any Liquidity Event shall be added to the Market Value determined in accordance with clause (i), (ii) or (iii). In the event that the Stockholders receive non-Listed equity Securities as full or partial consideration with respect to any Liquidity Event, no value shall be attributed to such non-Listed equity Securities and the Market Value in any such Liquidity Event shall be solely with respect to Listed securities and/or cash received in such Liquidity Event, if any, as determined above.

“MGCL” means the Maryland General Corporation Law.

“Mortgage Loans” means, in connection with mortgage financing provided by or held by the Company, notes or other evidences of indebtedness or obligations that are secured or collateralized by Real Property owned by the borrowers.

“Mortgages” means mortgages, deeds of trust or other security interests on or applicable to Real Property.

“NASAA REIT Guidelines” means the Statement of Policy Regarding Real Estate Investment Trusts adopted by the North American Securities Administrators Association on May 7, 2007.

“Net Assets” means the total assets of the Company (other than intangibles), at cost, before deducting depreciation or other non-cash reserves, less total liabilities, calculated quarterly by the Company on a basis consistently applied.

“Net Income” means, for any period, the Company’s total revenues determined in accordance with GAAP applicable to such period, less the total expenses determined in accordance with GAAP applicable to such period other than additions to reserves for depreciation, bad debts or other similar non-cash reserves and Acquisition Expenses and Acquisition Fees to the extent not capitalized, excluding any gain from the sale of Assets.

“Net Sales Proceeds” means in the case of a transaction described in clause (i) of the definition of Sale, the proceeds of any such transaction less the amount of all selling expenses incurred by or on behalf of the Company or the Operating Partnership, including all real estate commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (ii) of such definition, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Company or the Operating Partnership, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (iii) of such definition, Net Sales Proceeds means the Company’s or the Operating Partnership’s pro rata share of the proceeds of any such transaction received by the Joint Venture, less the Company’s or the Operating Partnership’s pro rata share of the amount of any selling expenses incurred by or on behalf of the Joint Venture, less the amount of any selling expenses, including legal fees and expenses, incurred by or on behalf of the Company or the Operating Partnership. In the case of a transaction or series of transactions described in clause (iv) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction (including the aggregate of all payments under a Mortgage on or in satisfaction thereof other than regularly scheduled interest payments) less the amount of selling expenses incurred by or on behalf of the Company, the Operating Partnership or any Joint Venture, including all commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (v) of such definition, Net Sales Proceeds means the proceeds of any such transaction received by the Company or the Operating Partnership less the amount of selling expenses incurred in connection with such transaction. With respect to each of the transactions or series of transactions described above in this definition, Net Sales Proceeds means the proceeds of such transaction or series of transactions less the amount of any real estate commissions, closing costs, and legal fees and expenses and other selling expenses incurred by or allocated to the Company, the Operating Partnership or any Joint Venture in connection with such transaction or series of transactions. Net Sales Proceeds shall also include any amounts that the Company determines, in its discretion, to be economically equivalent to proceeds of a Sale. The repayment of debt shall be deducted from the proceeds of a transaction for the purpose of calculating Net Sales Proceeds.

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“Non-Compliant Tender Offer” has the meaning set forth in Section 8.6 hereof.

“Offering” means the public offering of Equity Shares pursuant to a Prospectus.

“Operating Partnership” means CHP Partners, LP, a Delaware limited partnership.

“Organizational and Offering Expenses” means any and all costs and expenses, including Selling Commissions and the Marketing Support Fee incurred by the Company or any of its Affiliates in connection with the formation, qualification and registration of the Company and the marketing and distribution of Equity Shares in an Offering, including, without limitation, the following: legal, accounting and escrow fees; due diligence expenses; printing, amending, supplementing, mailing and distributing costs; personnel costs associated with processing investor subscriptions and the preparation and dissemination of organizational and offering documents and sales materials; telecopy and telephone costs; charges of transfer agents, registrars, trustees, depositories, and experts; and fees, expenses and taxes related to the filing, registration and qualification of the Equity Shares under federal and state laws.

“Participating Broker” means a broker-dealer who is a member of FINRA or who is exempt from broker-dealer registration, and who, in either case, has executed a participating broker or other agreement with the Managing Dealer to sell Equity Shares.

“Performance Fee” means the fee payable to the Advisor under Section 4.9 hereof.

“Permitted Investments” means all investments that are permitted to be made by a REIT under the Code.

“Person” means an individual, corporation, partnership, trust, joint venture, limited liability company or other entity or association.

“Preferred Shares” means any class or series of preferred stock, par value $0.01 per share, of the Company that may be issued from time to time in accordance with the terms of the Articles of Incorporation and applicable law, as described in Section 7.4 hereof.

“Priority Return” means, as of any date, an aggregate amount equal to a 6% cumulative, non-compounded, annual return on Invested Capital, prorated for any partial year. For purposes of calculating the Priority Return for any calendar year or portion thereof, the Company will use the daily weighted average amount of Invested Capital for such period.

“Prospectus” means the most recent final prospectus of the Company relating to the Common Shares as filed with the Commission pursuant to Rule 424(b) under the Securities Act.

“Real Estate Related Securities” means the real estate related securities investments, or such investments the Board of Directors and the Advisor mutually designate as Real Estate Related Securities to the extent such investments could be classified as either Real Estate Related Securities or Real Property, which are owned from time to time by the Company, the Operating Partnership, Subsidiaries or Joint Ventures.

“Real Property” means (i) land (including, without limitation, interests deriving from fee simple ownership, as tenant pursuant to a ground lease, or as permittee pursuant to a United States Forest Service Permit), including the buildings located thereon, (ii) land only, including, without limitation, interests deriving from fee simple ownership, as tenant pursuant to a ground lease, or as permittee pursuant to a United States Forest Service Permit, and/or (iii) the buildings only, which are owned from time to time by the Company or the Operating Partnership, in each instance with respect to the foregoing items (i)-(iii) whether acquired directly or through subsidiaries, joint venture arrangements or other partnerships, or (iv) such investments the Board of Directors and the Advisor mutually designate as Real Property to the extent such investments could be classified as either Real Property or Real Estate Related Securities, and including, with respect to each of the above-referenced items (i)-(iv), all tangible personal property used or usable in connection with the operation of any business on or about the applicable property. Properties sold by the Company, the Operating Partnership or any of their Subsidiaries to tenancy-in-common investors shall be deemed Real Property for the purposes of this definition so long as (a) such properties are being leased by the Company, the Operating Partnership or any of their Subsidiaries from the tenancy-in-common investors, and (b) such properties are reflected as assets of the Company in accordance with GAAP.

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“Reinvestment Plan” means any reinvestment plan pursuant to which Stockholders may elect to have the full amount of their cash Distributions from the Company reinvested in additional Equity Shares of the Company.

“REIT” means a “real estate investment trust” as defined pursuant to sections 856 through 860 of the Code.

“REIT Provisions of the Code” means Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to real estate investment trusts (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

“Sale” or “Sales” means any transaction or series of transactions whereby: (i) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any Real Property, or portion thereof, and including any event with respect to any Real Property which gives rise to a significant amount of insurance proceeds or condemnation awards; (ii) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of all or substantially all of the interest of the Company or the Operating Partnership in any Joint Venture in which it is a co-venturer or partner; (iii) any Joint Venture directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any Real Property or portion thereof, including any event with respect to any Real Property which gives rise to insurance claims or condemnation awards; (iv) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, conveys or relinquishes its interest in any Mortgage or portion thereof (including with respect to any Mortgage, all payments thereunder or in satisfaction thereof other than regularly scheduled interest payments) of amounts owed pursuant to such Mortgage and any event which gives rise to a significant amount of insurance proceeds or similar awards; or (v) the Company, the Operating Partnership or any Joint Venture directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any or all of the Company’s (i) Assets, or (ii) other asset or assets not previously described in this definition or any portion thereof.

“Securities” means Equity Shares, any other stock, shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing, if and only if any such item is treated as a “security” under the Securities Exchange Act of 1934 or applicable state securities laws, and to the extent that such item has not otherwise been designated as Real Property by the Board of Directors and the Advisor as contemplated herein.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Commissions” means any and all commissions payable to underwriters, managing dealers, or other broker-dealers in connection with the sale of Equity Shares, through Offerings, including, without limitation, selling commissions payable to the Managing Dealer.

“Sponsor” means, for purposes of the obligations imposed under the NASAA REIT Guidelines, any Person directly or indirectly instrumental in organizing, wholly or in part, the Company or any Person who will control, manage or participate in the management of the Company, and any Affiliate of such Person. Not included is any Person whose only relationship with the Company is as that of an independent property manager of the Assets, and whose only compensation is as such. “Sponsor” does not include wholly independent third parties, such as attorneys, accountants and underwriters, whose only compensation is for professional services. A Person may also be deemed a sponsor of the Company by (i) taking the initiative, directly or indirectly, in founding or organizing the business or enterprise of the Company, either alone or in conjunction with one or more other Persons, (ii) receiving a material participation in the Company in connection with the founding or organizing of the business of the Company, in consideration of services or property, or both services and property, (iii) having a substantial number of relationships and contacts with the Company, (iv) possessing significant rights to control Company properties, (v) receiving fees for providing services to the Company which are paid on a basis that is not customary in the industry, or (vi) providing goods or services to the Company on a basis which was not negotiated at arm’s length with the Company.

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“Stock Option Plan” means a plan that provides for the matters set forth in Rule 260.140.41 of Section 25140 of the Corporations Code of California, as in effect as of the date of the Articles of Incorporation.

“Stockholders” means the registered holders of the Company’s Equity Shares.

“Subordinated Incentive Fee” means the fee payable to the Advisor under Section 4.8 hereof.

“Subordinated Share of Net Sales Proceeds” means the fee payable to the Advisor under Section 4.7 hereof.

“Subsidiary” means any corporation, limited liability company, partnership, business trust or other entity of which the Company, directly or indirectly, owns or controls at least fifty percent (50%) of the voting securities or economic interests.

“Tendered Shares” has the meaning set forth in Section 8.6 hereof.

“Termination Date” means the date of termination of the Advisory Agreement.

“Total Operating Expenses” means all costs and expenses paid or incurred by the Company, as determined under GAAP, that relate in any way to the operation of the Company or to corporate business, including Asset Management Fees and other fees paid to the Advisor, but excluding (i) the expenses of raising capital such as Organizational and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration, and other fees, printing and other such expenses and tax incurred in connection with the issuance, distribution, transfer, registration and Listing of Equity Shares, (ii) interest payments, (iii) taxes, (iv) non-cash expenditures such as depreciation, amortization and bad debt reserves, (v) the Performance Fee, the Subordinated Incentive Fee, the Subordinated Share of Net Sales Proceeds and any other incentive fees paid in compliance with the NASAA REIT Guidelines, (vi) Acquisition Fees and Acquisition Expenses, (vii) real estate commissions on the Sale of Real Property, (viii) Disposition Fees (however any Disposition Fee paid to an Affiliate or related party of the Advisor in connection with the disposition of Securities as provided in Section 4.6 shall not be so excluded), (ix) property management fees and leasing commissions or other amounts incurred pursuant to the property management agreement, (x) property or investment direct operating expenses, and (xi) other fees and expenses connected with the acquisition, disposition, management and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair, and improvement of property). The definition of Total Operating Expenses set forth above is intended to encompass only those expenses which are required to be treated as Total Operating Expenses under the NASAA REIT Guidelines. As a result, and notwithstanding the definition set forth above, any expense of the Company which is not part of Total Operating Expenses under the NASAA REIT Guidelines shall not be treated as part of Total Operating Expenses for purposes hereof.

“Unimproved Real Property” means property in which the Company or the Operating Partnership has a direct or indirect equity interest that is not acquired for the purpose of producing rental or other operating income, that has no development or construction in process and for which no development or construction is planned, in good faith, to commence within one year.

ARTICLE 2

BOARD OF DIRECTORS

SECTION 2.1 Number. The total number of Directors shall be five (5), which number may be increased or decreased from time to time by resolution of the Directors then in office, subject to any express rights of any holders of any series of Preferred Shares to elect additional Directors under specified circumstances; provided, however, that the total number of Directors shall not be fewer than three (3) and not more than eleven (11). Until Listing, a majority of the Board of Directors will be Independent Directors, except for a period of ninety (90) days after the death, removal or resignation of an Independent Director. Independent Directors shall nominate

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replacements for vacancies in the Independent Director positions. No reduction in the number of Directors shall cause the removal of any Director from office prior to the expiration of his or her term. Any vacancy created by an increase in the number of Directors will be filled, at any regular meeting or at any special meeting of the Directors called for that purpose, by a majority of the entire Board of Directors. Any other vacancy will be filled at any regular meeting or at any special meeting of the Directors called for that purpose, by a majority of the remaining Directors, whether or not sufficient to constitute a quorum. For the purposes of voting for Directors, at any annual meeting or at any special meeting of the Stockholders called for that purpose, each Equity Share of stock entitled to vote generally in the election of Directors may be voted for as many individuals as there are Directors to be elected and for whose election such Equity Share is entitled to be voted, or as may otherwise be required by the MGCL or other applicable law as in effect from time to time.

SECTION 2.2 Experience. Until Listing, a Director shall have had at least three (3) years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Company. At least one of the Independent Directors shall have three (3) years of relevant real estate experience.

SECTION 2.3 Committees. Subject to the MGCL, the Directors may establish such committees as they deem appropriate, in their discretion, provided that, until Listing, the majority of the members of each committee are Independent Directors.

SECTION 2.4 Board; Term. The current Directors are James M. Seneff, Jr., Thomas K. Sittema, Michael P. Haggerty, J. Douglas Holladay and J. Chandler Martin. Each Director shall hold office for one (1) year from the date of his or her election, until the next annual meeting of Stockholders and until his or her successor shall have been duly elected and shall have qualified. Directors may be elected to an unlimited number of successive terms.

SECTION 2.5 Approval by Independent Directors. Until Listing, a majority of the Independent Directors must approve all matters which are specified in sections II.A, II.C, II.F, II.G, IV.A, IV.B, IV.C, IV.D, IV.E, IV.F, IV.G, V.E, V.H, V.J, VI.A, VI.B.4 and VI.G. of the NASAA REIT Guidelines.

SECTION 2.6 Resignation, Removal or Death. Any Director may resign by written notice to the Board of Directors, effective upon execution and delivery to the Company of such written notice or upon any future date specified in the notice. A Director may be removed from office with or without cause only at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Equity Shares then outstanding and entitled to vote, without the necessity for concurrence by the Directors, subject to the rights of any Preferred Shares to vote for such Directors. The notice of such meeting shall indicate that the purpose, or one of the purposes, of such meeting is to determine if a Director should be removed.

SECTION 2.7 Control Share Acquisition Statute. Notwithstanding any other provision of the Articles of Incorporation or any contrary provision of law, the Maryland Control Share Acquisition Statute, found in Title 3, subtitle 7 of the MGCL, as amended from time to time, or any successor statute thereto shall not apply to any acquisition of Securities of the Company by any Person.

ARTICLE 3

POWERS OF DIRECTORS

SECTION 3.1 General. The Directors shall have fiduciary duties to the Company and to the stockholders in accordance with the MGCL. Subject to the express limitations herein or in the Bylaws and to the general standard of care required of directors under the MGCL and other applicable law, (i) the business and affairs of the Company shall be managed under the direction of the Board of Directors and (ii) the Directors shall have full, exclusive and absolute power, control and authority over the Company Property and over the business of the Company as if they, in their own right, were the sole owners thereof, except as otherwise limited by the Articles of Incorporation. The Directors have established the written policies on investments and borrowing set forth in this Article III and Article V hereof and shall monitor the administrative procedures, investment operations and performance of the Company and the Advisor to assure that such policies are carried out. The Directors may take any actions that, in their sole judgment and discretion, are necessary or desirable to conduct the business of the Company. Any construction of the Articles of Incorporation or determination made in good faith by the Directors concerning their powers and

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authority hereunder shall be conclusive. The enumeration and definition of particular powers of the Directors included in this Article III shall in no way be limited or restricted by reference to or inference from the terms of this or any other provision of the Articles of Incorporation or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Directors under the general laws of the State of Maryland as now or hereafter in force.

SECTION 3.2 Specific Powers and Authority. Subject only to the express limitations herein, and in addition to all other powers and authority conferred by the Articles of Incorporation or by law, the Board of Directors, without any vote, action or consent by the Stockholders, shall have and may exercise, at any time or times, in the name of the Company or on its behalf the following powers and authorities:

(i) Investments. Subject to Article V and Section 9.4 hereof, to invest in, purchase or otherwise acquire and to hold Company Property of any kind wherever located, or rights or interests therein or in connection therewith, all without regard to whether such Company Property, interests or rights are authorized by law for the investment of funds held by trustees or other fiduciaries, or whether obligations the Company acquires have a term greater or lesser than the term of office of the Directors or the possible termination of the Company, for such consideration as the Directors may deem proper (including cash, property of any kind or Securities of the Company); provided, however, that the Directors shall take such actions as they deem necessary and desirable to comply with any requirements of the MGCL relating to the types of Assets held by the Company.

(ii) REIT Qualification. The Board of Directors shall use its best efforts to cause the Company to qualify for U.S. federal income tax treatment in accordance with the provisions of the Code applicable to REITs (as those terms are defined in Section 1.5 hereof). In furtherance of the foregoing, the Board of Directors shall use its best efforts to take such actions as are necessary, and may take such actions as it deems desirable (in its sole discretion) to preserve the status of the Company as a REIT until such time as the Board of Directors determines that it no longer is in the best interests of the Company to qualify as a REIT.

(iii) Sale, Disposition and Use of Company Property. Subject to Article V and Sections 9.4 and 10.2 hereof, the Board of Directors shall have the authority to sell, rent, lease, hire, exchange, release, partition, assign, mortgage, grant security interests in, encumber, negotiate, dedicate, grant easements in and options with respect to, convey, transfer (including transfers to entities wholly or partially owned by the Company, the Directors, the Advisor or their Affiliates) or otherwise dispose of any or all of the Company Property by deeds (including deeds in lieu of foreclosure with or without consideration), trust deeds, assignments, bills of sale, transfers, leases, mortgages, financing statements, security agreements and other instruments for any of such purposes executed and delivered for and on behalf of the Company or the Directors by one or more of the Directors or by a duly authorized officer, employee, agent or nominee of the Company, on such terms as they deem appropriate; to give consents and make contracts relating to the Company Property and its use or other property or matters; to develop, improve, manage, use, alter or otherwise deal with the Company Property; and to rent, lease or hire from others property of any kind; provided, however, that the Company may not use or apply land for any purposes not permitted by applicable law.

(iv) Financings. To borrow or, in any other manner, raise money for the purposes and on the terms they determine, which terms may (a) include evidencing the same by issuance of Securities of the Company and (b) may have such provisions as the Directors determine; to guarantee, indemnify or act as surety with respect to payment or performance of obligations of any Person; to mortgage, pledge, assign, grant security interests in or otherwise encumber the Company Property to secure any such Securities of the Company, contracts or obligations (including guarantees, indemnifications and suretyships); and to renew, modify, release, compromise, extend, consolidate or cancel, in whole or in part, any obligation to or of the Company or participate in any reorganization of obligors to the Company; provided, however, until Listing, that the Company’s Leverage may not exceed three hundred percent (300%) of Net Assets except as provided in the following sentence. Any excess in borrowing over such three hundred percent (300%) level shall be approved by a majority of the Independent Directors and disclosed to Stockholders in the next quarterly report of the REIT, along with justification for such excess.

(v) Lending. Subject to the provisions of Sections 5.6(vii) and 9.4 hereof, to lend money or other Company Property on such terms, for such purposes and to such Persons as they may determine.

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(vi) Issuance of Securities. Subject to the provisions of Article VII hereof, to create and authorize and direct the issuance (on either a pro rata or a non-pro rata basis) by the Company, in shares, units or amounts of one or more types, series or classes, of Securities of the Company, which may have such voting rights, dividend or interest rates, preferences, subordinations, conversion or redemption prices or rights, maturity dates, distribution, exchange, or liquidation rights or other rights as the Directors may determine, without vote of or other action by the Stockholders, to such Persons for such consideration, at such time or times and in such manner and on such terms as the Directors determine; to list any of the Securities of the Company on any securities exchange; to purchase or otherwise acquire, hold, cancel, reissue, sell and transfer any Securities of the Company; and to acquire Excess Shares from the Excess Shares Trust pursuant to Section 7.8(x).

(vii) Expenses and Taxes. To pay any charges, expenses or liabilities necessary or desirable, in the sole discretion of the Directors, for carrying out the purposes of the Articles of Incorporation and conducting business of the Company, including compensation or fees to Directors, officers, employees and agents of the Company, and to Persons contracting with the Company (including the Advisor and other Affiliates), and any taxes, levies, charges and assessments of any kind imposed upon or chargeable against the Company, the Company Property or the Directors in connection therewith; and to prepare and file any tax returns, reports or other documents and take any other appropriate action relating to the payment of any such charges, expenses or liabilities.

(viii) Collection and Enforcement. To collect, sue for and receive money or other property due to the Company; to consent to extensions of the time for payment, or to the renewal, of any Securities or obligations; to engage or to intervene in, prosecute, defend, compound, enforce, compromise, release, abandon or adjust any actions, suits, proceedings, disputes, claims, demands, security interests or things relating to the Company, the Company Property or the Company’s affairs; and to exercise any rights and enter into any agreements and take any other action necessary or desirable in connection with the foregoing.

(ix) Deposits. To deposit funds or Securities constituting part of the Company Property in banks, trust companies, savings and loan associations, financial institutions and other depositories, whether or not such deposits will draw interest, subject to withdrawal on such terms and in such manner as the Directors determine.

(x) Allocation; Accounts. To determine whether moneys, profits or other Assets of the Company shall be charged or credited to, or allocated between, income and capital, including whether or not to amortize any premium or discount and to determine in what manner any expenses or disbursements are to be borne as between income and capital (regardless of how such items would normally or otherwise be charged to or allocated between income and capital without such determination); to treat any dividend or other distribution on any investment as, or apportion it between, income and capital; in their discretion to provide reserves for depreciation, amortization, obsolescence or other purposes in respect of any Company Property in such amounts and by such methods as they determine; to determine what constitutes net earnings, profits or surplus; to determine the method or form in which the accounts and records of the Company shall be maintained; and to allocate to the Stockholders’ equity account less than all of the consideration paid for Securities and to allocate the balance to paid-in capital or capital surplus.

(xi) Valuation of Property. To determine the value of all or any part of the Company Property and of any services, Securities, or other consideration to be furnished to or acquired by the Company, and to revalue all or any part of the Company Property, all in accordance with such appraisals or other information as are reasonable, in their sole judgment.

(xii) Ownership and Voting Powers. To exercise all of the rights, powers, options and privileges as the general partner of the Operating Partnership and pertaining to the ownership of any Mortgages, Securities, Real Estate Related Securities and other Company Property to the same extent that an individual owner might, including without limitation to vote or give any consent, request or notice or waive any notice, either in person or by proxy or power of attorney, which proxies and powers of attorney may be for any general or special meetings or action, and may include the exercise of discretionary powers.

(xiii) Officers, Etc.; Delegation of Powers. To elect, appoint or employ such officers for the Company and such committees of the Board of Directors with such powers and duties as the Directors may determine, the Company’s Bylaws provide or the MGCL requires; to engage, employ or contract with and pay compensation to any Person (including subject to Section 9.4 hereof, the Advisor or any Director and Person who is

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an Affiliate of any Director or the Advisor) as agent, representative, Advisor, member of an advisory board, employee or independent contractor (including advisors, consultants, transfer agents, registrars, underwriters, accountants, attorneys-at-law, real estate agents, property and other managers, appraisers, brokers, architects, engineers, construction managers, general contractors or otherwise) in one or more capacities, to perform such services on such terms as the Directors may determine; to delegate to one or more Directors, officers or other Persons engaged or employed as aforesaid or to committees of Directors or to the Advisor, the performance of acts or other things (including granting of consents), the making of decisions and the execution of such deeds, contracts, leases or other instruments, either in the names of the Company, the Board of Directors or as its attorneys or otherwise, as the Directors may determine; and to establish such committees as they deem appropriate.

(xiv) Associations. Subject to Section 9.4 hereof, to cause the Company to enter into joint ventures, general or limited partnerships, participation or agency arrangements or any other lawful combinations, relationships or associations of any kind.

(xv) Reorganizations, Etc. Subject to Section 10.2 hereof, to cause to be organized or assist in organizing any Person under the laws of any jurisdiction to acquire all or any part of the Company Property, carry on any business in which the Company shall have an interest or otherwise exercise the powers the Directors deem necessary, useful or desirable to carry on the business of the Company or to carry out the provisions of the Articles of Incorporation; to merge or consolidate the Company with any Person; to sell, rent, lease, hire, convey, negotiate, assign, exchange or transfer all or any part of the Company Property to or with any Person in exchange for Securities of such Person or otherwise; and to lend money to, subscribe for and purchase the Securities of, and enter into any contracts with, any Person in which the Company holds, or is about to acquire, Securities or any other interests.

(xvi) Insurance. To purchase and pay for out of Company Property insurance policies insuring the Stockholders, the Company and the Company Property against any and all risks, and insuring the officers, Directors, Advisors and Affiliates of the Company individually (each an “Insured”) against all claims and liabilities of every nature arising by reason of holding or having held any such status, office or position or by reason of any action alleged to have been taken or omitted by the Insured in such capacity. Nothing contained herein shall preclude the Company from purchasing and paying for such types of insurance, including extended coverage liability and casualty and workers’ compensation, as would be customary for any Person owning comparable assets and engaged in a similar business, or from naming the Insured as an additional insured party thereunder.

(xvii) Distributions. To authorize the Company to declare and pay dividends or other Distributions to Stockholders, subject to the provisions of Section 7.2 hereof.

(xviii) Discontinue Operations; Bankruptcy. To discontinue the operations of the Company (subject to Section 10.2 hereof); to petition or apply for relief under any provision of federal or state bankruptcy, insolvency or reorganization laws or similar laws for the relief of debtors; to permit any Company Property to be foreclosed upon without raising any legal or equitable defenses that may be available to the Company or the Directors or otherwise defending or responding to such foreclosure; or to take such other action with respect to indebtedness or other obligations of the Directors, the Company Property or the Company as the Directors, in such capacity, and in their discretion may determine.

(xix) Termination of Status. To terminate the status of the Company as a real estate investment trust under the REIT Provisions of the Code.

(xx) Fiscal Year. Subject to the Code, to adopt, and from time to time change, a fiscal year for the Company.

(xxi) Seal. To adopt and use a seal, but the use of a seal shall not be required for the execution of instruments or obligations of the Company.

(xxii) Bylaws. To adopt, implement and from time to time alter, amend or repeal the Bylaws of the Company relating to the business and organization of the Company, provided that such amendments are not inconsistent with the provisions of the Articles of Incorporation.

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(xxiii) Listing of Common Shares. To cause the Listing at any time after completion or termination of the Initial Public Offering.

(xxiv) Further Powers. To do all other acts and things and execute and deliver all instruments incident to the foregoing powers, and to exercise all powers which they deem necessary, useful or desirable to carry on the business of the Company or to carry out the provisions of the Articles of Incorporation, even if such powers are not specifically provided hereby.

SECTION 3.3 Determination of Best Interest of Company. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Directors consistent with the Articles of Incorporation, shall be final and conclusive and shall be binding upon the Company and every Stockholder: (i) the amount of the Net Income of the Company for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its capital stock or the payment of other Distributions; (ii) the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operation, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (iii) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); (iv) any interpretation of the provisions of the Articles of Incorporation, including the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or distributions, qualifications or terms or conditions of redemption of any class or series of shares; (v) the fair value, or any sale, bid or ask price to be applied in determining the fair value, of any asset owned or held by the Company or the Operating Partnership or of any Equity Shares; (vi) the number of shares of any class; (vii) any matter relating to the acquisition, holding and disposition of any Assets by the Company or the Operating Partnership; (viii) any matter relating to the qualification of the Company as a REIT or election of a different tax status for the Company; or (ix) any other matter relating to the business and affairs of the Company or the Operating Partnership or required or permitted by applicable law, the Articles of Incorporation, the Bylaws or otherwise to be determined by the Directors.

ARTICLE 4

ADVISOR

SECTION 4.1 Appointment and Initial Investment of Advisor. The Directors are responsible for setting the general policies of the Company and for the general supervision of its business conducted by officers, agents, employees, advisors or independent contractors of the Company. However, the Directors are not required personally to conduct the business of the Company, and they may (but need not) appoint, employ or contract with any Person (including a Person Affiliated with the Company or any Director) as an Advisor and may grant or delegate such authority to the Advisor as the Directors may, in their sole discretion, deem necessary or desirable. The term of retention of any Advisor shall not exceed one year, although there is no limit to the number of times that a particular Advisor may be retained. Notwithstanding the foregoing, a Person hired or retained by the Company or the Advisor to perform the property or other asset management and related services for the Company or the Operating Partnership that is not hired or retained to perform substantially all of the functions of the Advisor with respect to the Company or the Operating Partnership as a whole shall not be deemed to be an Advisor.

SECTION 4.2 Supervision of Advisor. The Directors shall evaluate the performance of the Advisor before entering into or renewing an Advisory Agreement, and the criteria used in such evaluation shall be reflected in the minutes of the meetings of the Board. The Directors may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Company, to act as agent for the Company, to execute documents on behalf of the Company and to make executive decisions that conform to general policies and principles established by the Directors. The Directors shall establish written policies on investments and borrowings and shall monitor the Advisor to assure that the administrative procedures, operations and programs of the Company are in the best interests of the Stockholders and are fulfilled. The Independent Directors are responsible for reviewing the fees and expenses of the Company at least annually or with sufficient frequency to determine that the expenses incurred are reasonable in light of the investment performance of the Company, its Net Assets, its Net Income and the fees and expenses of other comparable unaffiliated REITs. Each such determination shall be reflected in the minutes of the meetings of the Board. The Independent Directors also will be responsible for reviewing, from time to time and at least annually, the performance of the Advisor and determining that compensation to be paid to the Advisor is

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reasonable in relation to the nature and quality of services performed and the investment performance of the Company and that the provisions of the Advisory Agreement are being carried out. Specifically, the Independent Directors will consider factors such as (i) the amount of the fees paid to the Advisor in relation to the size, composition and performance of the Assets, (ii) the success of the Advisor in generating opportunities that meet the investment objectives of the Company, (iii) rates charged to other REITs and to investors other than REITs by advisors performing the same or similar services, (iv) additional revenues realized by the Advisor and its Affiliates through their relationship with the Company, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Company or by others with whom the Company does business, (v) the quality and extent of service and advice furnished by the Advisor, (vi) the performance of the Assets, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations, and (vii) the quality of the Assets relative to the investments generated by the Advisor for its own account. The Independent Directors may also consider all other factors that it deems relevant, and the findings of the Independent Directors on each of the factors considered shall be recorded in the minutes of the Board. The Directors shall determine whether any successor Advisor possesses sufficient qualifications to perform the advisory function for the Company and whether the compensation provided for in its contract with the Company is justified.

SECTION 4.3 Fiduciary Obligations. The Advisor shall have a fiduciary responsibility and duty to the Company and to the Stockholders.

SECTION 4.4 Affiliation and Functions. The Directors, by resolution or in the Bylaws, may provide guidelines, provisions or requirements concerning the affiliation and functions of the Advisor.

SECTION 4.5 Termination. Either a majority of the Independent Directors or the Advisor may terminate the Advisory Agreement on sixty (60) days’ written notice without cause or penalty, and, in such event, the Advisor will cooperate with the Company and the Directors in making an orderly transition of the advisory function.

SECTION 4.6 Disposition Fee. If the Advisor, its Affiliates or related parties provide a substantial amount of the services (as determined in good faith by a majority of the Independent Directors) in connection with either a Liquidity Event or the Sale or transfer of one or more Assets of the Company, the Advisor, Affiliate or related party shall receive a disposition fee (the “Disposition Fee”) in an amount equal to (a) one percent (1%) of the total market capitalization of the Company upon the occurrence of a Listing, or one percent (1%) of the gross consideration paid to the Company or its Stockholders upon the occurrence of any other Liquidity Event (including the Sale or transfer of the Company or a portion thereof), or (b) one percent (1%) of the gross sales price upon the Sale or transfer of one or more Assets (including a Sale of all of the Assets). When a real estate or brokerage commission is payable in connection with a particular transaction, the total Disposition Fee paid by the Company to all Persons, as applicable, when added to the sum of all real estate and brokerage fees and commissions paid to unaffiliated parties, shall not exceed the lesser of (x) a Competitive Real Estate Commission or (y) six percent (6%) of the gross sales price. Notwithstanding the foregoing, upon the occurrence of a Liquidity Event or the Sale of all of the Company’s Assets, in no event shall the Disposition Fee payable to the Advisor exceed one percent (1%) of the gross market capitalization or the gross sales price, respectively. Any such Disposition Fee deemed to be earned by the Advisor, Affiliate or related party shall be paid by the Company or the Operating Partnership to the Advisor, Affiliate or related party upon the closing of the transaction. In the event of a Sale of all the Company’s Assets, or the Sale or transfer of the Company or a portion thereof, the Company shall have the option to pay the Disposition Fee in cash, Listed equity Securities received by Stockholders in connection with Sale of all of the Company’s Assets or the Sale or transfer of the Company, if applicable, or non-Listed equity Securities received by Stockholders in connection with the Sale of all of the Company’s Assets or the Sale or transfer of the Company, if applicable. Notwithstanding the foregoing, no Disposition Fee will be paid to the Advisor in connection with the Sale by the Company or the Operating Partnership of Real Estate Related Securities that are Securities, Permitted Investments that are Securities, or Loans that are Securities, but only to the extent that the foregoing items are held by the Company as investments; provided, however, a Disposition Fee in the form of a usual and customary brokerage fee may be paid by the Company or the Operating Partnership to an Affiliate or related party of the Advisor in connection with the disposition of Securities, if, at the time of such payment, such Affiliate or related party is a properly registered and licensed broker dealer (or equivalent) in the jurisdiction in which the Securities are being sold and has provided substantial services in connection with the disposition of the Securities. Any such Disposition Fee deemed to be earned by such Affiliate or related party shall be paid by the Company or the Operating Partnership to such Affiliate or related party upon the closing of the Sale of the Securities. Any Disposition Fee paid to an Affiliate or related party of the Advisor in connection with the Sale of Securities shall be included in Total Operating Expenses for purposes of calculating conformance with the 2%/25% Guidelines.

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SECTION 4.7 Subordinated Share of Net Sales Proceeds. The Subordinated Share of Net Sales Proceeds (the “Subordinated Share of Net Sales Proceeds”) shall be payable to the Advisor in an amount equal to fifteen percent (15%) of the amount by which (i) the sum of (A) Net Sales Proceeds from Sales, and (B) the total Distributions paid to holders of Common Shares from the Company’s inception through the measurement date, and (C) the total of any Incentive Fees paid from inception through the measurement date exceeds (ii) the sum of (A) one hundred percent (100%) of Invested Capital and (B) the total Distributions required to pay the holders of Common Shares a Priority Return from the Company’s inception until the measurement date, including those paid prior to the date of payment. Such amount shall be calculated on the sooner of (X) the day that the Sale generating Net Sales Proceeds closes, or (Y) as applicable, the date of the determination of Market Value (to the extent that the Company elects to pay the Subordinated Share of Net Sales Proceeds in Listed equity Securities as contemplated herein) and shall be paid no later than 30 days thereafter; provided that any amount that may be payable shall be reduced by all prior Incentive Fees paid. Following Listing, no Subordinated Share of Net Sales Proceeds will be paid to the Advisor. The Company shall have the option to pay the Subordinated Share of Net Sales Proceeds in the form of cash, Listed equity Securities received by Stockholders in connection with the Sale generating Net Sales Proceeds priced at Market Value (exclusive of the amount of any cash consideration included in the calculation thereof), if applicable, or non-Listed equity Securities received by Stockholders in connection with the Sale generating Net Sales Proceeds, if applicable.

SECTION 4.8 Subordinated Incentive Fee. Following a Liquidity Event, and within thirty (30) days following the calculation of Market Value as set forth herein, the Subordinated Incentive Fee shall be calculated and paid to the Advisor in an amount equal to 15% of the amount by which (i) the sum of (A) the Market Value, and (B) the total Distributions declared (and payable with respect to a record date prior to the effective date of the applicable Liquidity Event and a payment date after the date of such Liquidity Event) or paid to holders of Common Shares from the Company’s inception until the effective date of the Liquidity Event, and (C) the total of any Incentive Fees paid from inception through the effective date of the Liquidity Event exceeds (ii) the sum of (A) 100% of Invested Capital and (B) the total Distributions required to pay the holders of Common Shares a Priority Return from the Company’s inception through the effective date of the Liquidity Event, including those paid prior to such date of determination. Such amount shall be reduced by all prior Incentive Fees paid. The Company shall have the option to pay such fee in the form of cash or Listed Equity Shares (subject to reasonable and customary lock-up provisions) or any combination of the foregoing.

SECTION 4.9 Performance Fee. Upon termination of the Advisory Agreement other than for Cause (as defined in the Advisory Agreement), the Advisor shall be entitled to receive a Performance Fee (the “Performance Fee”). The Performance Fee shall be calculated upon a Liquidity Event or Sale following the termination of the Advisory Agreement and (A) in the event of a Liquidity Event, the Performance Fee shall be calculated and paid in the same manner as the Subordinated Incentive Fee described in Section 4.8 above and (B) in the case of one or more Sales, the Performance Fee shall be calculated and paid in the same manner as the Subordinated Share of Net Sales Proceeds as described in Section 4.7 above; provided, however, that the amount of the Performance Fee paid to the Advisor shall be equal to the amount as calculated above multiplied by the quotient of (1) the number of days elapsed from the initial effective date of the Advisory Agreement (the “Initial Effective Date”) to the effective date of the Termination Event, divided by (2) the number of days elapsed from the Initial Effective Date through the date of the Liquidity Event or the Sale, as applicable. The Company shall have the option to pay the Performance Fee in cash, Listed Equity Shares priced at the Market Value (exclusive of the amount of any cash consideration included in the calculation thereof) or Listed equity Securities received by Stockholders in exchange for their Common Shares priced at Market Value (exclusive of the amount of any cash consideration included in the calculation thereof), such fee to be payable within thirty (30) days following final determination of the Performance Fee. If the Subordinated Incentive Fee or the Subordinated Share of Net Sales Proceeds is payable to the Advisor in connection with a Liquidity Event or Sale, then the Advisor shall not also receive a Performance Fee under this Section 4.9.

SECTION 4.10 Limitation on Organizational and Offering Expenses. The total Organizational and Offering Expenses paid by the Company shall be reasonable and shall not exceed fifteen percent (15%) of the Gross Proceeds from the Company’s Offerings.

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SECTION 4.11 Limitation on Acquisition Fees and Expenses. The total of all Acquisition Fees and Acquisition Expenses paid in connection with the acquisition of an Asset by the Company shall be reasonable, and shall in no event exceed in the aggregate, in the case of an Asset other than a Loan, an amount equal to six percent (6%) of the Contract Purchase Price of any Asset acquired or, in the case of a Loan, six percent (6%) of the funds advanced; provided, however, that a majority of the Directors (including the majority of the Independent Directors) not otherwise interested in the transaction may approve fees and expenses exceeding these limits if they determine the transaction to be commercially competitive, fair and reasonable to the Company.

SECTION 4.12 Limitation on Total Operating Expenses. In any Expense Year commencing with the expiration of the fourth full fiscal quarter following the effective date of the Company’s Initial Public Offering, Total Operating Expenses shall not exceed the greater of two percent (2%) of Average Invested Assets or twenty-five percent (25%) of Net Income for that Expense Year unless approved by the Board of Directors as described in this Section 4.12. The Independent Directors shall have the fiduciary responsibility of limiting Total Operating Expenses to amounts that do not exceed the limitations described above unless the Independent Directors have made a finding that, based on such unusual and non-recurring factors which they deem sufficient, a higher level of Total Operating Expenses is justified for a particular period. Any such finding by the Independent Directors, and the reasons in support thereof, shall be recorded in the minutes of a meeting of the Board of Directors. The Company shall send written notice to each record holder of Equity Shares within sixty (60) days after the end of any fiscal quarter if Total Operating Expenses (for the twelve (12) months then ended) exceed two percent (2%) of Average Invested Assets or twenty-five percent (25%) of Net Income, whichever is greater, and the Independent Directors determine that the Company’s payment of such higher Total Operating Expenses is justified. In such cases, the notice must also contain an explanation of the factors the Independent Directors considered in arriving at the conclusion that such higher Total Operating Expenses are justified. If Total Operating Expenses exceed the limits described above, and if the Independent Directors are unable to conclude that the excess was justified then, within sixty (60) days after the end of the Company’s applicable Expense Year, the Advisor shall reimburse the Company the amount by which the aggregate Total Operating Expenses paid or incurred by the Company exceed the greater of the limitations set forth in this Section 4.12.

SECTION 4.13 Asset Management Fee. The Company may pay the Advisor an Asset Management Fee as approved by the Board of Directors (the “Asset Management Fee”). The Asset Management Fee shall be reasonable in relation to the nature and quality of services performed by the Advisor. All or any portion of the Asset Management Fee not paid in any fiscal year shall be deferred without interest and may be paid in the succeeding fiscal year(s).

ARTICLE 5

INVESTMENT OBJECTIVES AND LIMITATIONS

SECTION 5.1 Investment Objectives. The Company’s primary investment objectives are to invest in a diversified portfolio of assets that will allow the Company to: (i) pay attractive and steady cash distributions; (ii) preserve, protect and grow the Invested Capital; and (iii) explore liquidity options in the future, including the sale of either the Company or the Company’s Assets, potential merger opportunities, or the Listing of the Common Shares.

SECTION 5.2 Minimum Capital. Prior to the effectiveness of the Company’s Initial Public Offering, the Sponsor or any Affiliate shall contribute to the Company an amount no less than the lesser of: (i) ten percent (10%) of the Net Assets upon completion of the Offering; or (ii) $200,000 as an initial investment. Until Listing, the Sponsor or any Affiliate may not sell this initial investment while the Sponsor remains a Sponsor, but may transfer Equity Shares to other Affiliates.

SECTION 5.3 Review of Objectives. Until Listing, the Board, including the Independent Directors, shall review the investment policies of the Company with sufficient frequency and at least annually to determine that the policies being followed by the Company are in the best interests of its Stockholders. Each such determination and the basis therefor shall be set forth in the minutes of the meetings of the Directors.

SECTION 5.4 Appraisal of Real Property. Until Listing, the consideration paid for Real Property acquired by the Company shall ordinarily be based on the fair market value of the Real Property as determined by a majority of the Directors. In cases in which a majority of the Independent Directors so determine, and in all cases in which Assets are acquired from the Advisor, Directors, Sponsor, or Affiliates thereof, such fair market value shall be determined by an Independent Appraiser selected by the Independent Directors.

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SECTION 5.5 Certain Permitted Investments. Other than investments prohibited by Section 5.6 hereof, the Company may make investments which it may lawfully make under applicable law and which shall include without limitation:

(i) Assets, as defined in Article I hereof.

(ii) Joint Ventures with the Sponsor, Advisor, one or more Directors or any Affiliate, provided that, prior to Listing, a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction, must approve such investment as being fair and reasonable to the Company and on substantially the same terms and conditions as those received by the other joint venturers.

(iii) bank accounts, money market funds or other current assets.

SECTION 5.6 Investment Limitations. Until such time as the Common Shares are Listed, the Company may not:

(i) invest more than ten percent of its total assets in Unimproved Real Property or Mortgage Loans on Unimproved Real Property.

(ii) invest in commodities or commodity future contracts, except for futures contracts, when used solely for hedging purposes in connection with the Company’s ordinary business of investing in real estate assets and mortgages.

(iii) invest in or make any Mortgage Loan (excluding any investment in mortgage programs, commercial mortgage-backed securities or residential mortgage-backed securities) unless an appraisal is obtained concerning the underlying property except for those loans insured or guaranteed by a government or government agency. In cases in which a majority of Independent Directors so determine, and in all cases in which the transaction is with the Advisor, Sponsor, Directors, or any Affiliates thereof, such appraisal of the underlying property must be obtained from an Independent Appraiser. Such appraisal shall be maintained in the Company’s records for at least five years and shall be available for inspection and duplication by any Stockholder. In addition to the appraisal, a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or condition of the title must be obtained.

(iv) make or invest in any Mortgage Loan (excluding any investment in mortgage programs, commercial mortgage-backed securities or residential mortgage-backed securities), including a construction loan, on any one property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company, would exceed an amount equal to eighty-five percent (85%) of the appraised value of the property as determined by appraisal unless the Board concludes that substantial justification exists because of the presence of other underwriting criteria. For purposes of this subsection, the “aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company” will include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds five percent per annum of the principal balance of the loan.

(v) make or invest in any Mortgage Loan secured by a Mortgage on real property which is subordinate to the lien or other indebtedness of the Advisor, any Director, the Sponsor or any Affiliate of the Company.

(vi) issue (a) equity Securities redeemable solely at the option of the holder (except that Stockholders may offer their Common Shares to the Company pursuant to any repurchase plan adopted by the Board); (b) debt Securities unless the historical debt service coverage in the most recently completed fiscal year as adjusted for known changes is sufficient to properly service that higher level of debt; (c) equity Securities on a deferred payment basis or under similar arrangements; (d) non-voting or assessable equity Securities; or (e) options warrants or other similar evidences of a right to buy equity Securities (collectively, “Options”); provided, however, that Options may be issued: (1) to all of the Stockholders of the Company ratably, (2) as part of a financing

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arrangement, or (3) as part of a Stock Option Plan available to the Directors, executive officers or employees of the Company, or the Advisor or its Affiliates. Options or warrants may not be issued at exercise prices less than the fair market value of the underlying Securities on the date of grant and not for consideration (which may include services) that in the judgment of the Independent Directors has a market value less than the value of such option or warrant on the date of grant. Options or warrants issuable to the Advisor, Directors, Sponsor or any Affiliate thereof shall not exceed ten percent of the outstanding Shares on the date of grant. The voting rights per Common Share (other than any publicly held Share) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Common Share as the consideration paid to the Company for each privately offered Common Share bears to the book value of each outstanding publicly held Common Share.

(vii) make loans to the Sponsor, Advisor, Directors, or any Affiliate thereof, except as otherwise provided for in this Section 5.6 or to wholly owned subsidiaries of the Company, Joint Ventures or partnerships in which the Company owns an interest.

(viii) borrow money from the Sponsor, Advisor, Directors or any Affiliate thereof, unless a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction conclude that the transaction is fair, competitive and commercially reasonable and no less favorable to the Company than loans between unaffiliated parties under the same circumstances.

(ix) incur Leverage that is unreasonable in relation to the Net Assets and that exceeds three hundred percent (300%) of Net Assets, except as approved by a majority of the Independent Directors and disclosed to Stockholders in the next quarterly report of the Company following such borrowing, along with justification for the excess.

(x) invest in real estate contracts of sale unless such contracts of sale are in recordable form and appropriately recorded in the chain of title.

(xi) invest in equity Securities unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in the transaction approve the transaction as being fair, competitive and commercially reasonable and determine that the transaction will not jeopardize the Company’s ability to qualify and remain qualified as a REIT; provided, however, that the requirements of this section shall not apply to the purchase by the Company of its own Securities pursuant to its redemption plan or, when traded on a secondary market or on a national securities exchange or inter-dealer quotation system, if a majority of the Directors (including a majority of the Independent Directors) determine the purchase to be in the best interests of the Company.

(xii) invest in any Security of any entity holding investments or engaging in activities prohibited by the Articles of Incorporation.

(xiii) operate so as to be classified as an “investment company” under the Investment Company Act of 1940, as amended.

(xiv) make any investment that the Company believes will be inconsistent with its objectives of qualifying and remaining qualified as a REIT.

(xv) invest in indebtedness (“Junior Debt”) collateralized by a Mortgage on Real Property that is subordinate to a lien or other indebtedness (“Senior Debt”), except where the amount of such Junior Debt, plus the outstanding amount of Senior Debt, does not exceed 90% of the appraised value of such Real Property, if after giving effect thereto, the value of all such investments (as shown on the books of the Company in accordance with GAAP after all reasonable reserves but before provision for depreciation) would not then exceed 25% of the tangible Assets of the Company. The value of all investments in Junior Debt that does not meet the foregoing requirements shall be limited to 10% of the tangible Assets of the Company (which is included within the foregoing 25% limitation).

(xvi) engage in any short sale, or borrow, on an unsecured basis, if such borrowing will result in “asset coverage” of less than 300%, except that such borrowing limitation shall not apply to a first mortgage trust. For purpose of this provision, “asset coverage” means the ratio that the value of the total Assets of the Company, less all liabilities and indebtedness except indebtedness for unsecured borrowings, bears to the aggregate amount of all unsecured borrowing of the Company.

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(xvii) invest in any foreign currency or bullion or engage in short sales.

(xviii) engage in underwriting or the agency distribution of Securities issued by others or in trading (as compared to investment activities).

ARTICLE 6

CONFLICTS OF INTEREST

SECTION 6.1 Sales and Leases to Company. Prior to Listing, the Company may purchase or lease an Asset or Assets from the Sponsor, the Advisor, a Director, or any Affiliate thereof only upon a finding by a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction that such transaction is fair and reasonable to the Company and at a price to the Company no greater than the cost of the Asset to such Sponsor, Advisor, Director or Affiliate, or, if the price to the Company is in excess of such cost, that substantial justification for such excess exists and such excess is reasonable. In no event shall the purchase price of any such property to the Company exceed its current appraised value.

SECTION 6.2 Sales and Leases to the Sponsor, Advisor, Directors or Affiliates. Prior to Listing, an Advisor, Sponsor, Director or Affiliate thereof may purchase or lease Assets from the Company only if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction determine that the transaction is fair and reasonable to the Company.

SECTION 6.3 Other Transactions. No goods or services will be provided to the Company by the Advisor or its Affiliates except for transactions in which the Advisor or its Affiliates provide goods or services to the Company in accordance with the Articles of Incorporation or, prior to Listing, a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transactions approve such transactions as fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.

ARTICLE 7

SHARES

SECTION 7.1 Authorized Shares. The total number of shares of capital stock which the Company is authorized to issue is one billion six hundred twenty million (1,620,000,000) shares, consisting of one billion one hundred twenty million (1,120,000,000) Common Shares (as described in Section 7.3(ii) hereof), three hundred million (300,000,000) Excess Shares (as described in Section 7.8 hereof) and two hundred million (200,000,000) Preferred Shares (as described in Section 7.4 hereof). The aggregate par value of all authorized shares of stock having par value is $16,200,000. Shares of capital stock of the Company may be issued for such consideration as the Directors determine, or if issued as a result of a stock dividend or stock split, without any consideration. The Board of Directors, with the approval of a majority of the entire Board and without action by the Stockholders, may amend the Articles of Incorporation from time to time to increase or decrease the aggregate number of shares of capital stock of the Company or the number of shares of capital stock of any class or series that the Company has the authority to issue.

SECTION 7.2 Distribution Rights. The Directors from time to time may authorize, and the Company may declare and pay to Stockholders, such dividends or other Distributions in cash or other property (including securities of the Company) as the Directors in their discretion shall determine. The Directors shall endeavor to authorize, and the Company shall endeavor to declare and pay, such dividends and other Distributions as shall be necessary for the Company to qualify as a real estate investment trust under the REIT Provisions of the Code; provided, however, Stockholders shall have no right to any dividend or other Distribution unless and until authorized by the Directors and declared by the Company. The exercise of the powers and rights of the Directors pursuant to this section shall be subject to the provisions of any class or series of Equity Shares at the time outstanding. The receipt of cash or other property by any registered holder of Equity Shares (based on the Company’s records) or by such holder’s duly authorized agent shall be sufficient to discharge the Company’s obligations with respect to the dividend or Distribution of such cash or other property, and the Company shall have

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no liability to inquire further with respect to the application thereof. Prior to Listing, distributions in kind shall not be permitted, except for distributions of readily marketable securities; distributions of beneficial interests in a liquidating trust established for the dissolution of the Company and the liquidation of its assets in accordance with the terms of the Articles of Incorporation; or distributions of in-kind property as long as the Directors: (i) advise each Stockholder of the risks associated with direct ownership of the property; (ii) offer each Stockholder the election of receiving in-kind property distributions; and (iii) distribute in-kind property only to those Stockholders who accept the Directors’ offer.

SECTION 7.3 Common Shares.

(i) Common Shares Subject to Terms of Preferred Shares. The Common Shares shall be subject to the express terms of any series of Preferred Shares.

(ii) Description. Common Shares shall have a par value of $0.01 per share and shall entitle the holders to one (1) vote per share on all matters upon which Stockholders are entitled to vote pursuant to Section 8.2 hereof, and shares of a particular class of issued Common Shares shall have equal dividend, distribution, liquidation and other rights, and shall have no preference, cumulative, preemptive, appraisal, conversion or exchange rights. The Directors are hereby expressly authorized, from time to time, to classify or reclassify and issue any unissued Common Shares by setting or changing the number, designation, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of any such Common Shares and, in such event, the Company shall file for record with the State Department of Assessments and Taxation of Maryland articles supplementary in substance and form as prescribed by Title 2 of the MGCL. Except as otherwise provided by the Board of Directors upon such terms and conditions as may be specified by the Board of Directors, holders of Common Shares shall not have the rights of objecting stockholders under Title 3, Subtitle 2 of the MGCL.

(iii) Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any distribution of the assets of the Company in liquidation, the aggregate assets available for distribution to holders of the Common Shares shall be determined in accordance with applicable law. Subject to Section 7.8(vi) hereof, each holder of Common Shares shall be entitled to receive, ratably with each other holder of Common Shares, that portion of such aggregate assets available for distribution to the Common Shares as the number of the outstanding Common Shares held by such holder bears to the total number of outstanding Common Shares.

(iv) Voting Rights. Except as may be provided in the Articles of Incorporation, and subject to the express terms of any series of Preferred Shares, the holders of the Common Shares shall have the exclusive right to vote on all matters (as to which a common Stockholder shall be entitled to vote pursuant to applicable law) at all meetings of the Stockholders of the Company, and shall be entitled to one (1) vote for each Common Share entitled to vote at such meeting.

SECTION 7.4 Preferred Shares. The Directors are hereby expressly authorized, from time to time, to authorize and issue one or more series of Preferred Shares. Prior to the issuance of each such series, the Board of Directors, by resolution, shall fix the number of shares to be included in each series, and the terms, rights, restrictions and qualifications of the shares of each series. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

(i) The designation of the series, which may be by distinguishing number, letter or title.

(ii) The dividend rate on the shares of the series, if any, whether any dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of the series.

(iii) The redemption rights, including conditions and the price or prices, if any, for shares of the series.

(iv) The terms and amounts of any sinking fund for the purchase or redemption of shares of the series.

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(v) The rights of the shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, and the relative rights of priority, if any, of payment of shares of the series.

(vi) Whether the shares of the series shall be convertible into shares of any other class or series, or any other security, of the Company or any other corporation or other entity, and, if so, the specification of such other class or series of such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates on which such shares shall be convertible and all other terms and conditions upon which such conversion may be made.

(vii) Restrictions on the issuance of shares of the same series or of any other class or series.

(viii) The voting rights of the holders of shares of the series subject to the limitations contained in this Section 7.4.

(ix) Any other relative rights, preferences and limitations on that series.

Subject to the express provisions of any other series of Preferred Shares then outstanding, and notwithstanding any other provision of the Articles of Incorporation, the Board of Directors may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares, or alter the designation or classify or reclassify any unissued shares of a particular series of Preferred Shares, by fixing or altering, in one or more respects, from time to time before issuing the shares, the terms, rights, restrictions and qualifications of the shares of any such series of Preferred Shares.

SECTION 7.5 General Nature of Equity Shares. All Equity Shares shall be personal property entitling the Stockholders only to those rights provided in the Articles of Incorporation, the MGCL or in the resolution creating any class or series of such shares. The legal ownership of the Company Property and the right to conduct the business of the Company are vested exclusively in the Directors; the Stockholders shall have no interest therein other than the interest in the Company conferred by their Equity Shares and shall have no right to compel any partition, division, dividend or Distribution of the Company or any of the Company Property. The death of a Stockholder shall not terminate the Company or give his legal representative any rights against other Stockholders, the Directors or the Company Property, except the right, exercised in accordance with applicable provisions of the Bylaws, to require the Company to reflect on its books the change in ownership of the Equity Shares. Holders of Equity Shares shall not have any preemptive or other right to purchase or subscribe for any class of securities of the Company which the Company may at any time issue or sell.

SECTION 7.6 No Issuance of Share Certificates. The Company shall not issue share certificates except as otherwise provided by the Board of Directors. A Stockholder’s investment shall be recorded on the books of the Company. To transfer his or her Equity Shares, a Stockholder shall submit an executed form to the Company, which form shall be provided by the Company upon request. Such transfer will also be recorded on the books of the Company.

SECTION 7.7 Restrictions on Ownership and Transfer.

(i) Definitions. For purposes of Sections 7.7 and 7.8 and any other provision of the Articles of Incorporation, the following terms shall have the meanings set forth below:

“Acquire” shall mean the acquisition of Beneficial Ownership or Constructive Ownership of Equity Shares by any means, including, without limitation, the exercise of any rights under any option, warrant, convertible security, pledge or other security interest or similar right to acquire Equity Shares, but shall not include the acquisition of any such rights unless, as a result, the acquirer would be considered a Beneficial Owner or a Constructive Owner. The terms “Acquires” and “Acquisition” shall have correlative meanings.

“Beneficial Ownership” when used with respect to ownership of Equity Shares by any Person, shall mean ownership of Equity Shares which are (a) directly owned by such Person, (b) indirectly owned by such Person for purposes of Section 542(a)(2) of the Code, taking into account the constructive ownership rules of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code or (c) beneficially owned by such Person pursuant to Rule 13d-3 under the Exchange Act. Whenever a Person Beneficially Owns Equity Shares that

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are not actually outstanding (e.g., shares issuable upon the exercise of an option or convertible security) (“Option Shares”), then, whenever the Articles of Incorporation require a determination of the percentage of outstanding shares of a class of Equity Shares Beneficially Owned by that Person, the Option Shares Beneficially Owned by that Person shall also be deemed to be outstanding. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have correlative meanings.

“Beneficiary” shall mean, with respect to any Excess Shares Trust, one or more organizations described in each of Section 170(b)(1)(A) (other than clauses (vii) and (viii) thereof) and Section 170(c)(2) of the Code that are named by the Company as the beneficiary or beneficiaries of such Excess Shares Trust, in accordance with the provisions of Section 7.8(iv).

“Business Day” shall mean any weekday that is not an official holiday in the State of Florida.

“Constructive Ownership” shall mean ownership of Equity Shares by a Person who is or would be treated as a direct or indirect owner of such Equity Shares through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Own,” “Constructively Owns” and “Constructively Owned” shall have correlative meanings.

“Excepted Holder” shall mean a Stockholder of the Company for whom an Excepted Holder Limit is created by the Board of Directors of the Company pursuant to Section 7.7(iv)(b) hereof.

“Excepted Holder Limit” shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors of the Company pursuant to Section 7.7(iv)(b), the ownership limit with respect to the Equity Shares of the Company established by the Board of Directors of the Company pursuant to Section 7.7(iv)(b) for or in respect of such holder.

“Excess Shares Trust” shall mean any separate trust created and administered in accordance with the terms of Section 7.8(iv) for the exclusive benefit of any Beneficiary.

“Individual” shall mean (a) an “individual” within the meaning of Section 542(a)(2) of the Code, as modified by Section 856(h)(3) of the Code and/or (b) any beneficiary of a “qualified trust” (as defined in Section 856(h)(3)(E) of the Code) which qualified trust is eligible for look-through treatment under Section 856(h)(3)(A) of the Code for purposes of determining whether a REIT is closely held under Section 856(a)(6) of the Code.

“Market Price” shall mean, until the Common Shares are Listed, the price per Common Share if Equity Shares have been sold during the prior quarter pursuant to a registration statement filed with the Commission and otherwise a price per Common Share determined on the basis of a quarterly valuation of the Company’s assets. Upon Listing, market price shall mean the average of the Closing Prices for the ten (10) consecutive Trading Days immediately preceding such day (or those days during such ten (10)-day period for which Closing Prices are available). The “Closing Price” on any date shall mean (a) where there exists a public market for the Company’s Common Shares, the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Shares are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Shares are listed or admitted to trading or, if the Common Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the OTC Bulletin Board (the “OTCBB”) or, if such system is no longer in use, the principal other automated quotation system that may then be in use or (b) if no public market for the Common Shares exists, the Closing Price will be determined by a single, independent appraiser selected by the Board of Directors of the Company which appraiser shall appraise the Market Price for such Common Shares within such guidelines as shall be determined by the Board of Directors of the Company.

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“Non-Transfer Event” shall mean an event other than a purported Transfer that would cause any Person to Beneficially Own or Constructively Own a greater number of Equity Shares than such Person Beneficially Owned or Constructively Owned immediately prior to such event. Non-Transfer Events include, but are not limited to, (a) the granting of any option or entering into any agreement for the sale, transfer or other disposition of shares (or of Beneficial Ownership of shares) of Equity Shares or (b) the sale, transfer, assignment or other disposition of interests in any Person or of any securities or rights convertible into or exchangeable for Equity Shares or for interests in any Person that directly or indirectly results in changes in Beneficial Ownership or Constructive Ownership of Equity Shares.

“Ownership Limit” shall mean, with respect to each class or series of Equity Shares, 9.8% (by number or value) of the outstanding shares of such Equity Shares.

“Permitted Transferee” shall mean any Person designated as a Permitted Transferee in accordance with the provisions of Section 7.8(viii).

“Prohibited Owner” shall mean, with respect to any purported Transfer or Non-Transfer Event, any Person who is prevented from becoming or remaining the owner of record title to Equity Shares by the provisions of Section 7.8(i).

“Restriction Termination Date” shall mean the first day on which the Board of Directors of the Company determines that it is no longer in the best interests of the Company to attempt to, or continue to, qualify under the Code as a REIT.

“Subsidiary” shall mean any direct or indirect subsidiary, whether a corporation, partnership, limited liability company or other entity, of the Company.

“Trading Day” shall mean a day on which the principal national securities exchange on which any of the Common Shares are listed or admitted to trading is open for the transaction of business or, if none of the Common Shares are listed or admitted to trading on any national securities exchange, any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

“Transfer” (as a noun) shall mean any sale, transfer, gift, assignment, devise or other disposition of shares (or of Beneficial Ownership of shares) of Equity Shares (including but not limited to the initial issuance of Common Shares by the Company), whether voluntary or involuntary, whether of record, constructively or beneficially and whether by operation of law or otherwise. “Transfer” (as a verb) shall have the correlative meaning.

“Trustee” shall mean any Person or entity, unaffiliated with both the Company and any Prohibited Owner (and, if different than the Prohibited Owner, the Person who would have had Beneficial Ownership of the Equity Shares that would have been owned of record by the Prohibited Owner), designated by the Company to act as trustee of any Excess Shares Trust, or any successor trustee thereof.

(ii) Restriction on Ownership and Transfer.

(a) Except as provided in Section 7.7(iv)(a), until the Restriction Termination Date, any Transfer of Equity Shares that, if effective, would cause the Company to Constructively Own a ten percent (10%) or greater ownership interest in a tenant of the Company or any direct or indirect Subsidiary of the Company within the meaning of Section 856(d)(2)(B) of the Code (other than a tenant that is a “taxable REIT subsidiary” (within the meaning of Section 856(l) of the Code) of the Company that satisfies one or more of the exceptions set forth in Section 856(d)(8) of the Code), shall be void ab initio as to the Transfer of that number of Equity Shares that would cause the Company to Constructively Own a ten percent (10%) or greater ownership interest in a tenant of the Company or a Subsidiary within the meaning of Section 856(d)(2)(B) of the Code (other than a tenant that is a “taxable REIT subsidiary” (within the meaning of Section 856(l) of the Code) of the Company that satisfies one or more of the exceptions set forth in Section 856(d)(8) of the Code), and the intended transferee shall acquire no rights in such Equity Shares.

(b) (1) Except as provided in Section 7.7(iv)(b), until the Restriction Termination Date, no Person (other than an Excepted Holder) shall Beneficially Own shares of any class or series of Equity Shares in excess of the Ownership Limit and no Excepted Holder shall Beneficially Own shares of any class or series of Equity Shares in excess of the Excepted Holder Limit for such Excepted Holder.

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(2) Except as provided in Section 7.7(iv)(b), until the Restriction Termination Date, any purported Transfer that, if effective, would result in any Person (other than an Excepted Holder) Beneficially Owning shares of any class or series of Equity Shares in excess of the Ownership Limit shall be void ab initio as to the Transfer of that number of Equity Shares which would be otherwise Beneficially Owned by such Person in excess of the Ownership Limit, and the intended transferee shall acquire no rights in such Equity Shares.

(3) Except as provided in Section 7.7(iv)(b), until the Restriction Termination Date, any purported Transfer that, if effective, would result in any Excepted Holder Beneficially Owning shares of any class or series of Equity Shares in excess of the applicable Excepted Holder Limit shall be void ab initio as to the Transfer of that number of Equity Shares which would be otherwise Beneficially Owned by such Excepted Holder in excess of the applicable Excepted Holder Limit established for such Excepted Holder by the Board of Directors of the Company pursuant to Section 7.7(iv)(b), and the intended transferee shall acquire no rights in such Equity Shares.

(4) Notwithstanding anything to the contrary set forth herein, the provisions of this Section 7.7(ii)(b) shall be applied only insofar as may be necessary to accomplish the intents and purposes of the foregoing.

(c) Until the Restriction Termination Date, any purported Transfer of Equity Shares that, if effective, would result in the Company being “closely held” within the meaning of Section 856(h) of the Code shall be void ab initio as to the Transfer of that number of Equity Shares that would cause the Company to be “closely held” within the meaning of Section 856(h) of the Code, and the intended transferee shall acquire no rights in such Equity Shares.

(d) Until the Restriction Termination Date, any purported Transfer that, if effective, would result in Equity Shares being beneficially owned by fewer than 100 persons for purposes of Section 856(a)(5) of the Code shall be void ab initio and the intended transferee shall acquire no rights in such Equity Shares.

(e) Except as provided in Section 7.7(iv)(a), until the Restriction Termination Date, any purported Transfer that, if effective, would (1) cause any Person (other than a “taxable REIT subsidiary” (within the meaning of Section 856(l) of the Code) of the Company) who renders or furnishes services to one or more tenants of the Company or a Subsidiary which are not “related” to the Company within the meaning of Section 856(d)(2)(B)(i) of the Code (determined without regard to the provisions of Section 856(d)(8) of the Code), to be other than an “independent contractor” for purposes of Section 856(d)(3) of the Code, or (2) cause any Person who renders or furnishes services to a “taxable REIT subsidiary” of the Company which leases directly or indirectly from the Company a “qualified lodging facility” or a “qualified health care property” (each within the meaning of Section 856(d)(8)(B) of the Code) to be other than an “eligible independent contractor” within the meaning of Section 856(d)(9) of the Code, shall be void ab initio as to the Transfer of that number of Equity Shares that would cause such Person to be other than an “independent contractor” for purposes of Section 856(d)(3) of the Code or an “eligible independent contractor” within the meaning of Section 856(d)(9) of the Code, as applicable, and the intended transferee shall acquire no rights in such Equity Shares.

(iii) Owners Required to Provide Information.

Until the Restriction Termination Date:

(a) Every record owner of more than five percent (5%), or such lower percentages as is then required pursuant to regulations under the Code, of the outstanding shares of any class or series of Equity Shares of the Company shall, no later than January 30 of each year, provide to the Company a written statement or affidavit stating the name and address of such record owner, the number of Equity Shares owned by such record owner, and a description of how such shares are held. Each such record owner shall provide to the Company such additional information as the Company may request in order to determine the effect, if any, of such ownership on the Company’s status as a REIT and to ensure compliance with the Ownership Limit.

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(b) Each Person who is a Beneficial Owner of Equity Shares and each Person (including the stockholder of record) who is holding Equity Shares for a Beneficial Owner shall, within thirty (30) days of receiving written request from the Company therefor, provide to the Company a written statement or affidavit stating the name and address of such Beneficial Owner, the number of Equity Shares Beneficially Owned by such Beneficial Owner, a description of how such shares are held, and such other information as the Company may request in order to determine the Company’s status as a REIT and to ensure compliance with the Ownership Limit.

(iv) Exceptions.

(a) The Board of Directors of the Company, upon receipt of a ruling from the Internal Revenue Service or an opinion of counsel or other evidence or undertakings acceptable to the Board of Directors of the Company, may, in its sole discretion, waive the application of Section 7.7(ii)(a) or Section 7.7(ii)(e) to a Person subject, as the case may be, to any such limitations on Transfer, provided that (1) the Board of Directors of the Company obtains such representations and undertakings from such Person as are reasonably necessary (as determined by the Board of Directors of the Company), if any, to ascertain that such Person’s Beneficial Ownership or Constructive Ownership of Equity Shares will not now or in the future result in the Company failing to satisfy the gross income limitations provided for in Sections 856(c)(2) and (3) of the Code and (2) insofar as required by the Board of Directors of the Company, such Person agrees in writing that any violation or attempted violation of (A) such other limitation as the Board of Directors of the Company may establish at the time of such waiver with respect to such Person or (B) such other restrictions and conditions as the Board of Directors of the Company may in its sole discretion impose at the time of such waiver with respect to such Person, will result, as of the time of such violation even if discovered after such violation, in the designation of such shares in excess of the original limit applicable to such Person as Excess Shares subject to the treatment provided in Section 7.8(i).

(b) The Board of Directors of the Company, upon receipt of a ruling from the Internal Revenue Service or an opinion of counsel or other evidence or undertakings acceptable to the Board of Directors of the Company, may, in its sole discretion, waive the application of the Ownership Limit to a Person otherwise subject to any such limit, provided that (1) the Board of Directors of the Company obtains such representations and undertakings from such Person as are reasonably necessary (as determined by the Board of Directors of the Company), if any, to ascertain that such Person’s Beneficial Ownership or Constructive Ownership of Equity Shares will not now or in the future (A) result in the Company being “closely held” within the meaning of Section 856(h) of the Code, (B) cause the Company to Constructively Own a ten percent (10%) or greater ownership interest in a tenant of the Company or a Subsidiary within the meaning of Section 856(d)(2)(B) of the Code (other than a “taxable REIT subsidiary” (within the meaning of Section 856(l) of the Code) of the Company that satisfies one or more of the exceptions set forth in Section 856(d)(8) of the Code) and to fail either the seventy-five percent (75%) gross income test of Section 856(c)(3) of the Code or the ninety-five percent (95%) gross income test of Section 856(c)(2) of the Code, (C) result in the Equity Shares of the Company being beneficially owned by fewer than 100 persons within the meaning of Section 856(a)(5) of the Code, or (D) cause the Company to receive “impermissible tenant service income” within the meaning of Section 856(d)(7) of the Code, and (2) such Person provides to the Board of Directors of the Company such representations and undertakings, if any, as the Board of Directors of the Company, may in its sole and absolute discretion, require (including, without limitation, an agreement as to a reduced Ownership Limit or Excepted Holder Limit for such Person with respect to the Beneficial Ownership of one or more other classes of Equity Shares not subject to the exception), and, insofar as required by the Board of Directors of the Company, such Person agrees in writing that any violation or attempted violation of (A) such other limitation as the Board of Directors of the Company may establish at the time of such waiver with respect to such Person or (B) such other restrictions and conditions as the Board of Directors of the Company may in its sole discretion impose at the time of such waiver with respect to such Person, will result, as of the time of such violation even if discovered after such violation, in the designation of such shares in excess of the original limit applicable to such Person as Excess Shares subject to the treatment provided in Section 7.8(i).

(c) The Board of Directors of the Company may only reduce the Excepted Holder Limit for an Excepted Holder (1) with the written consent of such Excepted Holder at any time or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Ownership Limit. Notwithstanding the foregoing, nothing in this Section 7.7(iv)(c) is intended to limit or modify the restrictions on ownership contained in Section 7.7(ii)(b) and the authority of the Board of Directors of the Company under Section 7.7(iv)(a).

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(v) Public Market. Notwithstanding any provision contained herein to the contrary, nothing in the Articles of Incorporation shall preclude the settlement of any transaction entered into through the facilities of any national securities exchange or any automated quotation system. In no event, however, shall the existence or application of the preceding sentence have the effect of deterring or preventing the designation of Equity Shares as Excess Shares as contemplated herein.

(vi) Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 7.7, including any definition contained in Section 7.7(i) above, the Board of Directors of the Company shall have the power and authority, in its sole discretion, to determine the application of the provisions of this Section 7.7 with respect to any situation based on the facts known to it.

(vii) Remedies Not Limited. Except as set forth in Section 7.7(v) above, nothing contained in this Section 7.7 or Section 7.8 shall limit the authority of the Company to take such other action as it deems necessary or advisable to protect the Company and the interests of its stockholders by preservation of the Company’s status as a REIT and to ensure compliance with the Ownership Limit or the Excepted Holder Limit.

(viii) Notice to Stockholders Upon Issuance or Transfer. Upon issuance or transfer of Equity Shares, the Company shall provide the recipient with a notice containing information about the shares purchased or otherwise transferred, in lieu of issuance of a share certificate, in a form substantially similar to the following:

“The securities issued or transferred are subject to restrictions on transfer and ownership for the purpose of maintenance of the Company’s status as a real estate investment trust (a “REIT”) under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the “Code”). Except as otherwise provided pursuant to the Articles of Incorporation of the Company, no Person may (a) Beneficially or Constructively Own Common Shares of the Company in excess of 9.8% (or such greater percent as may be determined by the Board of Directors of the Company) of the outstanding Common Shares; (b) Beneficially or Constructively Own shares of any series of Preferred Shares of the Company in excess of 9.8% (or such greater percent as may be determined by the Board of Directors of the Company) of the outstanding shares of such series of Preferred Shares; or (c) Beneficially or Constructively Own Common Shares or Preferred Shares (of any class or series) which would result in the Company being “closely held” under Section 856(h) of the Code or which otherwise would cause the Company to fail to qualify as a REIT. Any Person who has Beneficial or Constructive Ownership, or who Acquires or attempts to Acquire Beneficial or Constructive Ownership, of Common Shares and/or Preferred Shares in excess of the above limitations must immediately notify the Company in writing or, in the event of a proposed or attempted Transfer or Acquisition or purported change in Beneficial or Constructive Ownership, must give written notice to the Company at least 15 days prior to the proposed or attempted Transfer, transaction or other event. Any purported Transfer of Common Shares and/or Preferred Shares which results in violation of the ownership or transfer limitations set forth in the Company’s Articles of Incorporation shall be void ab initio and the intended transferee shall not have or acquire any rights in such Common Shares and/or Preferred Shares. If the transfer and ownership limitations referred to herein are violated, the Common Shares or Preferred Shares represented hereby will constitute Excess Shares to the extent of violation of such limitations, and such Excess Shares will be automatically transferred to an Excess Shares Trust, all as provided by the Articles of Incorporation of the Company. All defined terms used in this legend have the meanings identified in the Company’s Articles of Incorporation, as the same may be amended from time to time, a copy of which, including the restrictions on transfer, will be sent without charge to each Stockholder who so requests.”

SECTION 7.8 Excess Shares.

(i) Excess Shares.

(a) If, notwithstanding the other provisions contained in the Articles of Incorporation, prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event such that any Person (other than an Excepted Holder) would Beneficially Own shares of any class or series of Equity Shares in excess of the Ownership Limit, or such that any Person that is an Excepted Holder would Beneficially Own shares of any class or series of Equity Shares in excess of the applicable Excepted Holder Limit, then, except as otherwise provided in Section 7.7(iv), (1) the purported transferee shall be deemed to be a Prohibited Owner except as otherwise provided in this Section 7.8 and shall acquire no right or interest (or, in the case of a Non-Transfer Event, the Person holding record title to the Equity Shares Beneficially Owned by such Beneficial Owner shall cease to own any right or interest) in such number of Equity Shares the ownership of which by a Beneficial Owner would cause (A) a Person

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to Beneficially Own shares of any class or series of Equity Shares in excess of the Ownership Limit or (B) an Excepted Holder to Beneficially Own shares of any class or series of Equity Shares in excess of the applicable Excepted Holder Limit, as the case may be, (2) such number of Equity Shares in excess of the Ownership Limit or the applicable Excepted Holder Limit, as the case may be (rounded up to the nearest whole share), shall automatically be exchanged for “Excess Shares” and shall be treated as provided in this Section 7.8 and (3) the Prohibited Owner shall submit the certificates, if any, representing such number of Equity Shares to the Company, accompanied by all requisite and duly executed assignments of transfer thereof, for registration in the name of the Trustee of the Excess Shares Trust. Such designation and treatment shall be effective as of the close of trading on the Business Day prior to the date of the purported Transfer or Non-Transfer Event, as the case may be, even though the certificates, if any, representing such Equity Shares may be submitted to the Company at a later date.

(b) If, notwithstanding the other provisions contained in the Articles of Incorporation, (1) prior to the Restriction Termination Date there is a purported Transfer or Non-Transfer Event that, if effective, would result in the Company being “closely held” within the meaning of Section 856(h) of the Code, (2) prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event that, if effective, would cause the Company to Constructively Own a ten percent (10%) or greater ownership interest in a tenant of the Company or a Subsidiary for purposes of Section 856(d)(2)(B) of the Code (other than a tenant that is a “taxable REIT Subsidiary” (within the meaning of Section 856(l) of the Code) of the Company that satisfies one or more of the exceptions set forth in Section 856(d)(8) of the Code), (3) prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event, that, if effective, would result in the Equity Shares being beneficially owned by fewer than 100 persons for purposes of Section 856(a)(5) of the Code, or (4) prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event that, if effective, would (A) cause any Person (other than a “taxable REIT subsidiary” (within the meaning of Section 856(l) of the Code) of the Company) who renders or furnishes services to one or more tenants of the Company or a Subsidiary which are not “related” to the Company within the meaning of Section 856(d)(2)(B)(i) of the Code (determined without regard to the provisions of Section 856(d)(8) of the Code), to be other than an “independent contractor” for purposes of Section 856(d)(3) of the Code, or (B) cause any Person who renders or furnishes services to a “taxable REIT subsidiary” of the Company which leases, directly or indirectly from the Company, a “qualified lodging facility” or a “qualified health care property” within the meaning of Section 856(d)(8)(B) of the Code, to be other than an “eligible independent contractor” within the meaning of Section 856(d)(9) of the Code, then, except to the extent a waiver was obtained with respect to such restriction pursuant to Section 7.7(iv), (X) the purported transferee shall be deemed to be a Prohibited Owner and except as otherwise provided in this Section 7.8 shall acquire no right or interest (or, in the case of a Non-Transfer Event, the Person holding record title of the Equity Shares with respect to which such Non-Transfer Event occurred shall cease to own any right or interest) in such number of Equity Shares, the ownership of which by such purported transferee or record holder would (AA) result in the Company being “closely held” within the meaning of Section 856(h) of the Code, (BB) cause the Company to Constructively Own a ten percent (10%) or greater ownership interest in a tenant of the Company or a Subsidiary for purposes of Section 856(d)(2)(B) of the Code (other than a “taxable REIT Subsidiary” (within the meaning of Section 856(l) of the Code) of the Company that satisfies one or more of the exceptions set forth in Section 856(d)(8) of the Code), (CC) result in the Equity Shares being beneficially owned by fewer than 100 persons for purposes of Section 856(a)(5) of the Code, or (DD)(i) cause any Person (other than a “taxable REIT subsidiary” (within the meaning of Section 856(l) of the Code) of the Company) who renders or furnishes services to one or more tenants of the Company or a Subsidiary which are not “related” to the Company within the meaning of Section 856(d)(2)(B)(i) of the Code (determined without regard to the provisions of Section 856(d)(8) of the Code), to be other than an “independent contractor” for purposes of Section 856(d)(3) of the Code, or (ii) cause any Person who renders or furnishes services to a “taxable REIT subsidiary” of the Company which leases from the Company, directly or indirectly, a “qualified lodging facility” or a “qualified health care property” within the meaning of Section 856(d)(8)(B) of the Code, to be other than an “eligible independent contractor” within the meaning of Section 856(d)(9) of the Code, (Y) such number of Equity Shares (rounded up to the nearest whole share) shall constitute “Excess Shares” and shall be treated as provided in this Section 7.8 and (Z) the Prohibited Owner shall submit certificates, if any, representing such number of Equity Shares to the Company, accompanied by all requisite and duly executed assignments of transfer thereof, for registration in the name of the Trustee of the Excess Shares Trust. Such designation and treatment shall be effective as of the close business on the Business Day prior to the date of the purported Transfer or Non-Transfer Event, as the case may be, even though the certificates, if any, representing such Equity Shares may be submitted to the Company at a later date.

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(ii) Remedies for Breach. If the Company, or its designees, shall at any time determine in good faith that a Transfer has taken place in violation of Section 7.7(ii) or that a Person intends to Acquire or has attempted to Acquire Beneficial Ownership or Constructive Ownership of any Equity Shares in violation of Section 7.7(ii), the Company shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or Acquisition, including, but not limited to, refusing to give effect to such Transfer on the stock transfer books of the Company or instituting proceedings to enjoin such Transfer or Acquisition, but the failure to take any such action shall not affect the automatic designation of Equity Shares as Excess Shares and their transfer to an Excess Shares Trust in accordance with Section 7.8(i) and Section 7.8(iv).

(iii) Notice of Restricted Transfer. Any Person who Acquires or attempts to Acquire Equity Shares in violation of Section 7.6(ii), or any Person whose Equity Shares were designated as Excess Shares and transferred to an Excess Shares Trust pursuant to Sections 7.8(i) and 7.8(iv), shall immediately give written notice to the Company, or, in the event of a proposed or attempted Transfer, Acquisition or purported change in Beneficial Ownership or Constructive Ownership, shall give at least fifteen (15) days prior written notice to the Company, of such event and shall provide to the Company such other information as the Company, in its sole discretion, may request in order to determine the effect, if any, of such Transfer, Acquisition, or Non-Transfer Event, as the case may be, on the Company’s status as a REIT.

(iv) Ownership in Excess Shares Trust. Upon any purported Transfer, Acquisition, or Non-Transfer Event that results in Excess Shares pursuant to Section 7.8(i), such Excess Shares shall be automatically and by operation of law transferred to one or more Trustees as trustee of one or more Excess Shares Trusts to be held for the exclusive benefit of one or more Beneficiaries. Any designation of Equity Shares as Excess Shares and transfer to an Excess Shares Trust shall be effective as of the close of business on the Business Day prior to the date of the purported Transfer, Acquisition or Non-Transfer Event that results in the conversion. Excess Shares so held in trust shall remain issued and outstanding shares of capital stock of the Company.

(v) Dividend Rights. Each Excess Share shall be entitled to the same dividends and other distributions (as to both timing and amount) as may be authorized by the Board of Directors and declared by the Company with respect to shares of the same class and series as the Equity Shares that were designated as Excess Shares. The Trustee, as record holder of the Excess Shares, shall be entitled to receive all dividends and other distributions and shall hold all such dividends and other distributions in trust for the benefit of the Beneficiary. The Prohibited Owner with respect to such Excess Shares shall repay to the Excess Shares Trust the amount of any dividends or other distributions received by it (a) that are attributable to any Equity Shares that have been designated as Excess Shares and (b) which were distributed by the Company to stockholders of record on a record date which was on or after the date that such shares were designated as Excess Shares. The Company shall have the right to take all measures that it determines reasonably necessary to recover the amount of any such dividend or other distribution paid to a Prohibited Owner, including, if necessary, withholding any portion of future dividends or other distributions payable on Equity Shares Beneficially Owned by the Person who, but for the provisions of Sections 7.7 and 7.8, would Constructively Own or Beneficially Own the Equity Shares that were designated as Excess Shares; and, as soon as reasonably practicable following the Company’s receipt or withholding thereof, shall pay over to the Excess Shares Trust for the benefit of the Beneficiary the dividends so received or withheld, as the case may be.

(vi) Rights upon Liquidation. In the event of any voluntary or involuntary liquidation of, or winding up of, or any distribution of the assets of, the Company, each holder of Excess Shares shall be entitled to receive, ratably with each holder of Equity Shares of the same class and series as the shares which were designated as Excess Shares and other holders of such Excess Shares, that portion of the assets of the Company that is available for distribution to the holders of such Equity Shares. The Excess Shares Trust shall distribute to the Prohibited Owner the amounts received upon such liquidation, dissolution, winding up or distribution; provided, however, that the Prohibited Owner shall not be entitled to receive amounts in excess of, in the case of a purported Transfer or Acquisition in which the Prohibited Owner gave value for Equity Shares and which Transfer or Acquisition resulted in Excess Shares, the product of (a) the price per share, if any, such Prohibited Owner paid for the Equity Shares and (b) the number of Equity Shares which were so designated as Excess Shares and held by the Excess Shares Trust, and, in the case of a Non-Transfer Event or purported Transfer or Acquisition in which the Prohibited Owner did not give value for such shares (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or purported Transfer or Acquisition, as the case may be, resulted in Excess Shares, the product of (1) the price per share equal to the Market Price for the shares that were so designated as such Excess Shares on the date of such Non-Transfer Event or purported Transfer or Acquisition and (2) the number of Equity Shares which were so

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designated as Excess Shares. Any remaining amount in such Excess Shares Trust shall be distributed to the Beneficiary; provided, however, that in the event of any voluntary or involuntary liquidation of, or winding up of, or any distribution of the Assets of, the Company that occurs during the period in which the Company has the right to accept the offer to purchase Excess Shares under Section 7.8(x) hereof (but with respect to which the Company has not yet accepted such offer), then (A) the Company shall be deemed to have accepted such offer immediately prior to the time at which the liquidating distribution is to be determined for the holders of Equity Shares of the same class and series as the shares which were designated as Excess Shares (or such earlier time as is necessary to permit such offer to be accepted) and to have simultaneously purchased such shares at the price per share set forth in Section 7.8(x), (B) the Prohibited Owner with respect to such Excess Shares shall receive in connection with such deemed purchase the compensation amount set forth Section 7.8(ix) (as if such shares were purchased by the Company directly from the Excess Shares Trust), (C) the amount, if any, by which the deemed purchase price exceeds such compensation amount shall be distributed to the Beneficiary and (D) accordingly, any amounts that would have been distributed with respect to such Excess Shares in such liquidation, winding-up or distribution (if such deemed purchase had not occurred) in excess of the deemed purchase price shall be distributed to the holders of the Equity Shares and holders of Excess Shares resulting from such Equity Shares entitled to such distribution.

(vii) Voting Rights. The holders of Excess Shares shall not be entitled to voting rights with respect to such shares. Any vote by a Prohibited Owner as a purported holder of Equity Shares prior to the discovery by the Company that such Equity Shares have been designated as Excess Shares shall, subject to applicable law, be rescinded and shall be void ab initio with respect to such Excess Shares; provided, however, that if the Company has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind such vote.

(viii) Designation of Permitted Transferee.

(a) As soon as practicable after the Trustee acquires Excess Shares, but in an orderly fashion so as not to materially adversely affect the price of Equity Shares, the Trustee shall designate one or more Persons as Permitted Transferees and sell to such Permitted Transferees any Excess Shares held by the Trustee; provided, however, that (1) any Permitted Transferee so designated purchases for valuable consideration (whether in a public or private sale) the Excess Shares and (2) any Permitted Transferee so designated may acquire such Excess Shares without violating any of the restrictions set forth in Section 7.7(ii) (assuming for this purpose the automatic re-designation of such Excess Shares into Equity Shares pursuant to clause (b) below) and without such acquisition resulting in the re-designation of the Equity Shares underlying the Excess Shares so acquired as Excess Shares and the transfer of such shares to an Excess Shares Trust pursuant to Sections 7.8(i) and 7.8(iv). The Trustee shall have the exclusive and absolute right to designate Permitted Transferees of any and all Excess Shares. Prior to any transfer by the Trustee of Excess Shares to a Permitted Transferee, the Trustee shall give not less than five (5) Business Days’ prior written notice to the Company of such intended transfer to enable the Company to determine whether to exercise or waive its purchase rights under Section 7.8(x). No such transfer by the Trustee of Excess Shares to a Permitted Transferee shall be consummated unless the Trustee has received a written waiver of the Company’s purchase rights under Section 7.8(x).

(b) Upon the designation by the Trustee of a Permitted Transferee and compliance with the provisions of this Section 7.8(viii), the Trustee shall cause to be transferred to the Permitted Transferee the Excess Shares acquired by the Trustee pursuant to Section 7.8(iv). Upon such transfer of Excess Shares to the Permitted Transferee, such Excess Shares shall no longer constitute Excess Shares. The Trustee shall (1) cause to be recorded on the stock transfer books of the Company that the Permitted Transferee is the holder of record of such number of Equity Shares, and (2) distribute to the Beneficiary any and all amounts held with respect to such Excess Shares after making payment to the Prohibited Owner pursuant to Section 7.8(ix).

(c) If the Transfer of Excess Shares to a purported Permitted Transferee would or does violate any of the transfer restrictions set forth in Section 7.7(ii) (assuming for this purpose that such Excess Shares shall no longer constitute Excess Shares pursuant to clause (b) above), such Transfer shall be void ab initio as to that number of Excess Shares that cause the violation of any such restriction when such shares are not Excess Shares (as described in clause (b) above) and the purported Permitted Transferee shall be deemed to be a Prohibited Owner and shall acquire no rights in such Excess Shares and such shares shall be automatically re-designated as Excess Shares and transferred to the Excess Shares Trust from which they were originally Transferred. Such designation and transfer to the Excess Shares Trust shall be effective as of the close of trading on the Business Day prior to the date of the Transfer to the purported Permitted Transferee and the provisions of this Section 7.8 shall apply to such shares, including, without limitation, the provisions of Sections 7.8(viii) through 7.8(x) with respect to any future Transfer of such shares by the Excess Shares Trust.

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(ix) Compensation to Record Holder of Excess Shares. Any Prohibited Owner shall be entitled (following acquisition of the Excess Shares and subsequent designation of and sale of Excess Shares to a Permitted Transferee in accordance with Section 7.8(viii) or following the acceptance of the offer to purchase such shares in accordance with Section 7.8(x)) to receive from the Trustee following the sale or other disposition of such Excess Shares the lesser of (a)(1) in the case of a purported Transfer or Acquisition in which the Prohibited Owner gave value for Equity Shares and which Transfer or Acquisition resulted in the Excess Shares, the product of (A) the price per share, if any, such Prohibited Owner paid for the Equity Shares and (B) the number of Equity Shares which were so designated as Excess Shares and (2) in the case of a Non-Transfer Event or purported Transfer or Acquisition in which the Prohibited Owner did not give value for such shares (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or purported Transfer or Acquisition, as the case may be, resulted in the Excess Shares, the product of (A) the price per share equal to the Market Price for the shares that were designated as Excess Shares on the date of such Non-Transfer Event or purported Transfer or Acquisition and (B) the number of Equity Shares which were so designated, (b) the proceeds received by the Trustee from the sale or other disposition of such Excess Shares in accordance with Section 7.8(viii) or Section 7.8(x) or (c) the pro-rata amount of such Prohibited Owner’s initial capital investment in the Company properly allocated to such Excess Shares (determined by multiplying the Prohibited Owner’s total initial capital investment in the Company by a fraction, the numerator of which is the number of shares of the Prohibited Owner’s Excess Shares and the denominator of which is the total number of Equity Shares held (or purported to be held) by the Prohibited Owner immediately prior to such designation as Excess Shares (including such Excess Shares)). Any amounts received by the Trustee in respect of such Excess Shares that is in excess of such amounts to be paid to the Prohibited Owner pursuant to this Section 7.8(ix) shall be distributed to the Beneficiary. Each Beneficiary and Prohibited Owner shall be deemed to have waived and, if requested, shall execute a written confirmation of the waiver of, any and all claims that it may have against the Trustee and the Excess Shares Trust arising out of the disposition of Excess Shares, except for claims arising out of the gross negligence or willful misconduct of such Trustee or any failure to make payments in accordance with this Section 7.8 by such Trustee.

(x) Purchase Right in Excess Shares. Excess Shares shall be deemed to have been offered for sale to the Company or its designee, at a price per share equal to the lesser of (a) the price per share of Equity Shares in the transaction that created such Excess Shares (or, in the case of a Non-Transfer Event, Transfer or Acquisition in which the Prohibited Owner did not give value for the shares (e.g., if the shares were received through a gift or devise), the Market Price for the shares that were designated as Excess Shares on the date of such Non-Transfer Event, Transfer or Acquisition or (b) the Market Price for the shares that were designated as Excess Shares on the date the Company, or its designee, accepts such offer. The Company shall have the right to accept such offer for a period of ninety (90) days following the later of (1) the date of the Acquisition, Non-Transfer Event or purported Transfer which results in such Excess Shares or (2) the first to occur of (A) the date the Board of Directors of the Company first determined that an Acquisition, Transfer or Non-Transfer Event resulting in Excess Shares has occurred and (B) the date that the Company received a notice of such Acquisition, Transfer or Non-Transfer Event pursuant to Section 7.8(iii).

(xi) Nothing in this Section 7.8 shall limit the authority of the Board of Directors of the Company to take such other action as it deems necessary or advisable to protect the Company and the interests of its Stockholders in preserving the Company’s status as a REIT.

SECTION 7.9 Severability. If any provision of this Article VII or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions of this Article VII shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

SECTION 7.10 Waiver. The Company shall have authority at any time to waive the requirements that Equity Shares be designated and treated as Excess Shares or be deemed outstanding in accordance with the provisions of this Article VII if the Company determines, based on an opinion of nationally recognized tax counsel, that the designation and treatment of such shares as Excess Shares or the fact that such Excess Shares are deemed to be outstanding, would jeopardize the status of the Company as a REIT (as that term is defined in Section 1.5).

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ARTICLE 8

STOCKHOLDERS

SECTION 8.1 Voting Limitations on Equity Shares held by the Advisor, Directors and Affiliates. With respect to Equity Shares owned by the Advisor, the Directors, or any of their Affiliates, neither the Advisor, nor the Directors, nor any of their Affiliates may, prior to Listing, vote or consent on matters submitted to the Stockholders regarding the removal of the Advisor, the Directors or any of their Affiliates or any transaction between the Company and any of them. In determining the requisite percentage in interest of Equity Shares necessary to approve a matter on which the Advisor, Directors and any of their Affiliates may not vote or consent, any Equity Shares owned by any of them shall not be included.

SECTION 8.2 Extraordinary Actions. Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of Equity Shares entitled to cast a greater number of votes, any such action shall be effective and valid if taken or approved by the affirmative vote of holders of Equity Shares entitled to cast a majority of all the votes entitled to be cast on the matter.

SECTION 8.3 Right of Inspection. Any Stockholder and any designated representative thereof shall be permitted access to all records of the Company to which he or she is entitled under applicable law at all reasonable times, and may inspect and copy any of them for a reasonable charge. Inspection of the Company books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours.

SECTION 8.4 Suitability of Stockholders.

(i) Income and Net Worth Standards. Prior to Listing, Stockholders shall have (a) a minimum annual gross income of $70,000 and a minimum net worth (not including home, home furnishings and automobiles) of $70,000, or (b) a minimum net worth (not including home, home furnishings and automobiles) of $250,000. Suitability standards may vary from state to state. In the case of sales to fiduciary accounts, these minimum standards shall be met by the beneficiary, the fiduciary account, or by the donor or grantor who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary.

(ii) Determination of Suitability of Sale. Prior to Listing, the Sponsor and each Person selling Common Shares on behalf of the Sponsor or the Company shall make every reasonable effort to determine that the purchase of Common Shares is a suitable and appropriate investment for each Stockholder. In making this determination, the Sponsor or each Person selling Common Shares on behalf of the Sponsor or the Company shall ascertain that the prospective Stockholder: (a) meets the minimum income and net worth standards established for the Company; (b) can reasonably benefit from the Company based on the prospective Stockholder’s overall investment objectives and portfolio structure; (c) is able to bear the economic risk of the investment based on the prospective Stockholder’s overall financial situation; and (d) has apparent understanding of (1) the fundamental risks of the investment; (2) the risk that the Stockholder may lose the entire investment; (3) the lack of liquidity of the Common Shares; (4) the restrictions on transferability of the Common Shares; (5) the background and qualifications of the Sponsor or the Advisor; and (6) the tax consequences of the investment.

The Sponsor or each Person selling Common Shares on behalf of the Sponsor or the Company shall make this determination on the basis of information it has obtained from a prospective Stockholder. Relevant information for this purpose will include at least the age, investment objectives, investment experience, income, net worth, financial situation, and other investments of the prospective Stockholder, as well as any other pertinent factors.

The Sponsor or each Person selling Common Shares on behalf of the Sponsor or the Company shall cause to be maintained for at least six years records of the information used to determine that an investment in Shares is suitable and appropriate for a Stockholder.

The Sponsor and each Person selling Common Shares on behalf of the Sponsor or the Company may each rely, for satisfaction of all of its obligations under this Section 8.8(ii), upon (x) the Person directly selling such Shares if that Person is an Financial Industry Regulatory Authority member broker dealer which has entered into a selling agreement with the Sponsor or the Company or their Affiliates or (y) a registered investment adviser that has entered into an agreement with the Sponsor or the Company or their Affiliates to make suitability determinations with respect to the clients of the registered investment adviser who may purchase Shares.

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(iii) Minimum Investment. Until the Common Shares are Listed, each issuance of Common Shares shall comply with the requirements regarding minimum initial and subsequent cash investment amounts set forth in the Company’s registration statements filed under the Securities Act for the Offerings of the Company as such registration statements have been amended or supplemented as of the date of such issuance.

SECTION 8.5 Reinvestment Plan. The Company may adopt a Reinvestment Plan, on the terms and conditions approved by the Directors.

(a) All material information regarding the Distributions reinvested and the effect of reinvesting such Distributions, including the tax consequences thereof, shall be provided to each Stockholder participating in any Reinvestment Plan at least annually.

(b) Each Stockholder participating in any Reinvestment Plan shall have a reasonable opportunity to withdraw from the Reinvestment Plan at least annually after receipt of the information required in subparagraph (i) above.

SECTION 8.6 Tender Offers. If any Person makes a tender offer, including, without limitation, a “mini-tender” offer, such Person must comply with all of the provisions set forth in Regulation 14D of the Securities Exchange Act of 1934, as amended, including, without limitation, disclosure and notice requirements, that would be applicable if the tender offer was for more than five percent (5%) of the outstanding Securities of the Company, provided, however, that such documents are not required to be filed with the Commission. In addition, any such Person must provide notice to the Company at least ten (10) business days prior to initiating any such tender offer. If any Person initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”), the Company, in its sole discretion, shall have the right to redeem such non-compliant Person’s Equity Shares and any Equity Shares acquired in such tender offer (collectively, the “Tendered Shares”) at a per share price equal to the lowest of (i) the price then being paid per Common Share purchased in the Company’s latest Offering at full purchase price (not discounted for commission or other reductions nor for reductions in sale price permitted pursuant to the Reinvestment Plan), (ii) the fair market value of an Equity Share as determined by an independent valuation obtained by the Company or (iii) the lowest tender offer price offered in such Non-Compliant Tender Offer. The Company may purchase such Tendered Shares upon delivery of the purchase price to the Person initiating such Non-Compliant Tender Offer, and, upon such delivery, the Company may instruct any transfer agent to transfer such purchased shares to the Company. In addition, any Person who makes a Non-Compliant Tender Offer shall be responsible for all expenses incurred by the Company in connection with the enforcement of the provisions of this Section 8.10, including, without limitation, expenses incurred in connection with the review of all documents related to such tender offer and expenses incurred in connection with any purchase of Tendered Shares by the Company. The Company maintains the right to offset any such expenses against the dollar amount to be paid by the Company for the purchase of Tendered Shares pursuant to this Section 8.10. In addition to the remedies provided herein, the Company may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer. This Section 8.10 shall be of no force or effect with respect to any Equity Shares that are then Listed.

SECTION 8.7 Redemption Plan. The Company may adopt a Redemption Plan on the terms and conditions approved by the Directors. Any Redemption Plan shall allow the Company to repurchase shares if such repurchase does not impair the capital or operations of the Company. No fee may be paid to the Advisor, Sponsors, Directors or their Affiliates in connection with the repurchase of shares.

ARTICLE 9

LIABILITY OF STOCKHOLDERS, DIRECTORS, ADVISORS AND AFFILIATES; TRANSACTIONS

BETWEEN AFFILIATES AND THE COMPANY

SECTION 9.1 Limitation of Stockholder Liability. No Stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of his being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Company’s assets or the affairs of the Company by reason of his being a Stockholder.

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SECTION 9.2 Limitation of Director and Officer Liability; Indemnification.

(i) To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former Director or officer of the Company shall be liable to the Company or the Stockholders for money damages.

(ii) To the maximum extent permitted by Maryland law in effect from time to time, the Company shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former Director or officer of the Company and who is made or threatened to be made a party to or witness in the proceeding by reason of his or her service in that capacity or (b) any individual who, while a Director or officer of the Company and at the request of the Company, serves or has served as a Director, officer, partner, trustee, member or manager of another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to or witness in the proceeding by reason of his or her service in that capacity. The rights to indemnification and advance of expenses provided by the Articles of Incorporation and the Bylaws shall vest immediately upon election of a Director or officer. The Company may, with the approval of the Board of Directors, provide such indemnification and advance for expenses to an individual who served a predecessor of the Company in any of the capacities described in (a) or (b) above and to any employee or agent of the Company or a predecessor of the Company. The indemnification and payment or reimbursement of expenses provided in the Articles of Incorporation or Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise.

(iii) Neither the amendment nor repeal of Sections 9.2(i) and/or 9.2(ii) hereof, nor the adoption or amendment of any other provision of the Articles of Incorporation or the Bylaws inconsistent with Sections 9.2(i) and/or 9.2(ii) hereof, shall apply to or affect in any respect the applicability of said sections with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

SECTION 9.3 Express Exculpatory Clauses in Instruments. Neither the Stockholders nor the Directors, officers, employees or agents of the Company shall be liable under any written instrument creating an obligation of the Company by reason of their being Stockholders, Directors, officers, employees or agents of the Company, and all Persons shall look solely to the Company’s assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Stockholder, Director, officer, employee or agent liable thereunder to any third party, nor shall the Directors or any officer, employee or agent of the Company be liable to anyone as a result of such omission.

SECTION 9.4 Agreements with Affiliates. Any agreement between the Company and a Sponsor, the Advisor, a Director or an Affiliate thereof, the approval of which is not the subject of another provision of the Articles of Incorporation, may be effected only if, prior to Listing, a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such agreement approve such agreement as fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.

ARTICLE 10

AMENDMENT; REORGANIZATION; MERGER, ETC.

SECTION 10.1 Amendment. The Company reserves the right from time to time to make any amendment to the Articles of Incorporation, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Articles of Incorporation, of any Equity Shares. All rights and powers conferred by the Articles of Incorporation on Stockholders, Directors and officers are granted subject to this reservation.

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SECTION 10.2 Merger, Consolidation or Sale of Company Property. Subject to the provisions of any class or series of Equity Shares at the time outstanding, the Directors shall have the power to (i) merge the Company with or into another entity, (ii) consolidate the Company with one (1) or more other entities into a new entity; (iii) sell or otherwise dispose of all or substantially all of the Company Property; or (iv) dissolve or liquidate the Company; provided, however, that, except as otherwise permitted by law, such action shall have been approved, at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Equity Shares then outstanding and entitled to vote thereon. Prior to Listing, any such transaction involving an Affiliate of the Company or the Advisor also must be approved by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction as fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.

ARTICLE 11

DURATION OF COMPANY

The Company shall continue perpetually unless terminated pursuant to the provisions contained herein or pursuant to any applicable provision of the MGCL.

* * * * * * * * * *

THIRD: There are five directors of the Company. The names of the directors are:

James M. Seneff, Jr.

Thomas K. Sittema

Michael P. Haggerty

J. Douglas Holladay

J. Chandler Martin

FOURTH: The current address of the principal office of the Company is as set forth in Article I of the foregoing amendment and restatement of the charter of the Company.

FIFTH: The name and address of the Company’s current resident agent is as set forth in Article I of the foregoing amendment and restatement of the charter of the Company.

SIXTH: The amendment and restatement of the charter of the Company as hereinabove set forth has been duly advised by the Board of Directors and approved by the stockholders of the Company as required by law.

SEVENTH: The undersigned acknowledges these Third Articles of Amendment and Restatement to be the corporate act of the Company and as to all matters or facts required to be verified under oath, the undersigned acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

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IN WITNESS WHEREOF, the Company has caused these Third Articles of Amendment and Restatement to be signed in its name and on its behalf by its Senior Vice President and attested to by its Assistant Secretary on this             day of June, 2016.

CNL HEALTHCARE PROPERTIES, INC.

By:

Name:	Holly J. Greer
Title:	Senior Vice President

Attest:

By:

Name:	Tracey B. Bracco
Title:	Assistant Secretary

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Exhibit A-II

~~SECOND~~THIRD ARTICLES OF AMENDMENT AND RESTATEMENT

OF

CNL HEALTHCARE PROPERTIES, INC.

CNL Healthcare Properties, Inc., a Maryland corporation ~~having its principal office at 351 West Camden Street, Baltimore, Maryland 21201~~ (hereinafter, the “Company”), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

FIRST: The Company desires to amend and restate its charter as currently in effect (the “Articles of Incorporation”).

SECOND: The provisions of the ~~charter~~Articles of Incorporation as now in effect and as amended hereby, in accordance with the Maryland General Corporation Law, are as follows.

* * * * * * * * * *

ARTICLE 1

THE COMPANY; DEFINITIONS

SECTION 1.1 Name. The name of the corporation (the “Company”) is:

CNL Healthcare Properties, Inc.

~~So far as may be practicable, the business of the Company shall be conducted and transacted under that name, which name (and the word “Company” wherever used in the charter of CNL Healthcare Properties, Inc. (the “Articles of Incorporation”), except where the context otherwise requires) shall refer to the Company.~~

~~Under circumstances in which the Directors determine that the use of the name “CNL Healthcare Properties, Inc.” is not practicable, they may use any other designation or name for the Company.~~

SECTION 1.2 Resident Agent. The name and address of the resident agent of the Company in the State of Maryland are National Registered Agents, Inc. of MD, 351 West Camden Street, Baltimore, Maryland 21201. The address of the principal office of the Company in the State of Maryland is c/o National Registered Agents, Inc. of MD, 351 West Camden Street, Baltimore, Maryland 21201.

The Company may also have such other offices or places of business within or without the State of Maryland as the Directors may from time to time determine.

SECTION 1.3 Nature of Company. The Company is a Maryland corporation within the meaning of the MGCL.

SECTION 1.4 Purposes. The purposes for which the Company is formed are to conduct any business for which corporations may be organized under the laws of the State of Maryland including, but not limited to, the following: (i) to acquire, hold, own, develop, construct, improve, maintain, sell, lease, transfer, encumber, convey, exchange and otherwise dispose of, deal with or invest in real and personal property; (ii) to engage in the business of offering financing including mortgage financing secured by Real Property; and (iii) to enter into any partnership, joint venture or other similar arrangement to engage in any of the foregoing.

SECTION 1.5 Definitions. As used in the Articles of Incorporation, the following terms shall have the following meanings unless the context otherwise requires (certain other terms used in Article VII hereof are defined in Section 7.7(i) hereof):

“Acquisition Expenses” means any and all expenses, exclusive of Acquisition Fees, incurred by the Company, the Operating Partnership, the Advisor, or any of their Affiliates in connection with the selection, acquisition, development or construction of any investment, including any Real Property, Real Estate Related Securities, Loans or Permitted Investments, whether or not acquired, including, without limitation, legal fees and expenses, travel and communications expenses, costs of appraisals, nonrefundable option payments or deposits on property not acquired, accounting fees and expenses, title insurance premiums, and the costs of performing due diligence.

“Acquisition Fees” means any and all fees and commissions, exclusive of Acquisition Expenses, paid by any Person to any other Person (including any fees or commissions paid by or to any Affiliate of the Company, the Operating Partnership or the Advisor) in connection with the selection, evaluation, structure, purchase, development, construction or renovation of Real Property or with making or investing in Loans, Real Estate Related Securities or Permitted Investments, including real estate commissions, selection fees, investment services fees, Development Fees, Construction Fees, nonrecurring management fees, loan fees, points or any other fees of a similar nature. Excluded shall be Development Fees and Construction Fees paid to any Person not affiliated with the Advisor in connection with the actual development and construction of a project.

“Advisor” or “Advisors” means the Person or Persons, if any, appointed, employed or contracted with by the Company pursuant to Section 4.1 hereof and responsible for directing or performing the day-to-day business affairs of the Company, including any Person to whom the Advisor subcontracts substantially all such functions.

“Advisory Agreement” means that certain agreement among the Company, the Advisor and the Operating Partnership pursuant to which the Advisor will act as the advisor to the Company and provide specified services to the Company.

“Affiliate” or “Affiliated” or any derivation thereof means with respect to any Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, ten percent (10%) or more of the outstanding voting securities of such other Person; (ii) any Person ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee or general partner of such other Person; or (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.

“Articles of Incorporation” ~~has the meaning set forth in Section 1.1 hereof~~means the charter of the Company, as the same is in effect and may be amended from time to time.

“Asset” means any Real Property, Real Estate Related Security, Loan, Permitted Investment or other investment (other than investments in bank accounts or money market funds) owned by the Company, directly or indirectly through one or more of its Joint Ventures or Subsidiaries, and any other investment made by the Company, directly or indirectly through one or more of its Joint Ventures or Subsidiaries.

“Asset Management Fee” has the meaning set forth in Section 4.13 hereof.

“Average Invested Assets” means, for a specified period, the average of the aggregate book value of the Assets before deducting depreciation, bad debts or other non-cash reserves, computed by taking the average of such values at the end of each month during such period.

“Bylaws” means the bylaws of the Company, as the same are in effect and may be amended from time to time.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto. Reference to any provision of the Code shall mean such provision as in effect from time to time, as the same may be amended, and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Shares” means the common stock, par value $0.01 per share, of the Company that may be issued from time to time in accordance with the terms of the Articles of Incorporation and applicable law, as described in Section 7.3(ii) hereof.

“Company Property” means any and all property, real, personal or otherwise, tangible or intangible, which is transferred or conveyed to the Company, the Operating Partnership, any Subsidiary or any Joint Venture of any of the foregoing (including all rents, income, profits and gains therefrom), and which is owned or held by, or for the account of, the Company, the Operating Partnership, any Subsidiary or any Joint Venture of any of the foregoing.

“Competitive Real Estate Commission” means a real estate or brokerage commission for the purchase or sale of property which is reasonable, customary, and competitive in light of the size, type, and location of the property.

“Contract Purchase Price” means the amount actually paid in respect of the purchase of a Real Property, and the amount budgeted in respect of the development, construction or improvement of a Real Property, the amount of funds advanced with respect to a Loan or the amount actually paid with respect to the purchase of other Real Estate Related Securities or Permitted Investments, in each case exclusive of Acquisition Fees and Acquisition Expenses.

“Construction Fee” means a fee or other remuneration for acting as general contractor and/or construction manager to construct improvements, supervise and coordinate projects or provide major repairs or rehabilitation of a Company Property.

“Development Fee” means a fee for the packaging of a Company Property, including negotiating and approving plans and assisting in obtaining zoning and necessary variances and financing for a specific Company Property to be developed or under development, either initially or at a later date.

“Directors,” “Board of Directors” or “Board” means, collectively, the individuals named in Section 2.5 of the Articles of Incorporation so long as they continue in office and all other individuals who have been duly elected and qualify as Directors of the Company hereunder.

“Disposition Fee” means the fee payable to the Advisor under Section 4.6 hereof.

“Distributions” means any distributions (as such term is defined in Section 2-301 of the MGCL) of money or other property, pursuant to Section 7.2 hereof, by the Company to owners of Equity Shares, including distributions that may constitute a return of capital for federal income tax purposes.

“Equity Shares” means shares of stock of the Company of any class or series, including Common Shares or Preferred Shares. The use of the term “Equity Shares” or any term defined by reference to the term “Equity Shares” shall refer to the particular class or series of capital stock of the Company which is appropriate under the context.

“Excess Shares” means the excess shares, par value $0.01 per share, exchanged for shares of Common Stock or Preferred Stock, as the case may be, transferred or proposed to be transferred in excess of the Ownership Limit or which would otherwise jeopardize the Company’s status as a REIT under the Code.

“Expense Year” means four consecutive fiscal quarters.

“FINRA” means the Financial Industry Regulatory Authority.

“GAAP” means generally accepted accounting principles as in effect in the United States of America from time to time or such other accounting basis mandated by the Commission.

“Gross Proceeds” means the purchase price of all Equity Shares sold for the account of the Company through all Offerings, without deduction for Organizational and Offering Expenses or volume or other discounts. For the purpose of computing Gross Proceeds, the purchase price of any Equity Share for which reduced or no Selling Commissions or Marketing Support Fees are paid to the Managing Dealer or a Participating Broker shall be deemed to be the full amount of the Offering price per Equity Share pursuant to the Prospectus for such Offering, with the exception of Equity Shares purchased pursuant to the Company’s Reinvestment Plan, which will be factored into the calculation using their actual purchase price.

“Incentive Fees” means the Subordinated Share of Net Sales Proceeds, the Subordinated Incentive Fee and the Performance Fee.

“Indemnitee” has the meaning set forth in Section 9.2(iii) hereof.

“Independent Appraiser” means a Person with no material current or prior business or personal relationship with the Advisor or the Directors and who is engaged to a substantial extent in the business of rendering opinions regarding the value of Real Property and/or other Assets of the type held by the Company. Membership in a nationally recognized appraisal society such as the American Institute of Real Estate Appraisers or the Society of Real Estate Appraisers shall be conclusive evidence of being engaged to a substantial extent in the business of rendering opinions regarding the value of Real Property.

“Independent Director” means a Director who is not, and within the last two years has not been, directly or indirectly associated with the Sponsor or Advisor by virtue of (i) ownership of an interest in the Sponsor, Advisor or any of their Affiliates, (ii) employment by the Sponsor, Advisor or any of their Affiliates, (iii) service as an officer or director of the Sponsor, Advisor or any of their Affiliates, (iv) performance of services, other than as a Director, for the Company, (v) service as a director or trustee of more than three REITs sponsored by the Sponsor or advised by the Advisor, or (vi) maintenance of a material business or professional relationship with the Sponsor, Advisor or any of their Affiliates. ~~A business or professional relationship is considered material if the gross revenue derived by the Director from the Sponsor, Advisor and their Affiliates exceeds five percent (5%) of either the Director’s annual gross revenue during either of the last two years or the Director’s net worth on a fair market value basis.~~ An indirect relationship shall include circumstances in which a Director’s spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law, or brothers- or sisters-in-law is or has been associated with the Sponsor, Advisor, any of their Affiliates, or the Company. Notwithstanding the foregoing, after Listing, “Independent Director” shall have the meaning given to such term in Section 303A.02 of the New York Stock Exchange Listed Company Manual.

“Initial Effective Date” has the meaning set forth in Section 4.9 hereof.

“Initial Public Offering” means the Company’s first public offering of Equity Shares pursuant to an effective registration statement filed under the Securities Act.

“Invested Capital” means the amount calculated by multiplying the total number of Common Shares issued and outstanding by the Offering price per share, without deduction for volume or other discounts or Organizational and Offering Expenses (which price per Common Share, in the case of Common Shares purchased pursuant to the Reinvestment Plan, shall be deemed to be the actual purchase price), reduced by the amount paid to redeem Common Shares pursuant to the Company’s redemption plan.

“Joint Venture” or “Joint Ventures” means those joint venture or partnership arrangements in which the Company, the Operating Partnership or any of its subsidiaries is a co-venturer or partner and which are established to acquire Real Properties, Real Estate Related Securities, Loans or Permitted Investments.

“Leverage” means the aggregate amount of indebtedness of the Company for money borrowed (including purchase money mortgage loans and excluding accounts payable) outstanding at any time, both secured and unsecured.

“Liquidity Event” means a Listing or any merger, reorganization, business combination, share exchange, acquisition by any Person or related group of Persons of beneficial ownership of all or substantially all of the Equity Shares in one or more related transactions, or similar transaction involving the Company or the Operating Partnership pursuant to which the Stockholders receive for their Equity Shares, as full or partial consideration, cash, Listed or non-Listed equity Securities or combination thereof.

“Listing” or “Listed” means the listing of the Common Shares of the Company (or any successor thereof) on a national securities exchange or the receipt by the Company’s Stockholders of securities that are approved for trading on a national securities exchange in exchange for the Company’s Common Shares. With regard to the Company’s Common Shares, upon commencement of trading of the Common Shares of the Company on a national securities exchange, the Company’s Common Shares shall be deemed Listed.

“Loans” means Mortgage Loans and other types of debt financing provided by or held by the Company from time to time.

“Managing Dealer” means CNL Securities Corp., an Affiliate of the Advisor, or such other Person or entity selected by the Board of Directors to act as the managing dealer for a securities offering by the Company. CNL Securities Corp. is a member of FINRA.

“Marketing Support Fee” means the fees payable to the Managing Dealer in connection with the sale of Equity Shares for marketing support.

“Market Value” means the value of the Company measured in connection with an applicable Liquidity Event determined as follows: (i) in the case of the Listing of the Common Shares of the Company on a national securities exchange, by taking the average closing price or average of bid and asked price thereof, as the case may be, over a period of 30 days during which the Common Shares are traded, with such period beginning 180 days after Listing of the Company’s Common Shares, (ii) in the case of the receipt by Stockholders of securities of another entity that are approved for trading on a national securities exchange in connection with the consummation of such Liquidity Event, by taking the average closing price or average of bid and asked price thereof, as the case may be, over a period of 30 days during which such securities are traded, with such period beginning 180 days after the commencement of trading of such securities or (iii) in the case of the receipt by Stockholders of securities of another entity that are trading on a national securities exchange prior to the consummation of the Liquidity Event, by taking the average closing price or average of bid and asked price thereof, as the case may be, over a period of 30 days ending on the effective date of the Liquidity Event. Any cash consideration received by the Stockholders in connection with any Liquidity Event shall be added to the Market Value determined in accordance with clause (i), (ii) or (iii). In the event that the Stockholders receive non-Listed equity Securities as full or partial consideration with respect to any Liquidity Event, no value shall be attributed to such non-Listed equity Securities and the Market Value in any such Liquidity Event shall be solely with respect to Listed securities and/or cash received in such Liquidity Event, if any, as determined above.

“MGCL” means the Maryland General Corporation Law.

“Mortgage Loans” means, in connection with mortgage financing provided by or held by the Company, notes or other evidences of indebtedness or obligations that are secured or collateralized by Real Property owned by the borrowers.

“Mortgages” means mortgages, deeds of trust or other security interests on or applicable to Real Property.

“NASAA REIT Guidelines” means the Statement of Policy Regarding Real Estate Investment Trusts adopted by the North American Securities Administrators Association on May 7, 2007.

“Net Assets” means the total assets of the Company (other than intangibles), at cost, before deducting depreciation or other non-cash reserves, less total liabilities, calculated quarterly by the Company on a basis consistently applied.

“Net Income” means, for any period, the Company’s total revenues determined in accordance with GAAP applicable to such period, less the total expenses determined in accordance with GAAP applicable to such period other than additions to reserves for depreciation, bad debts or other similar non-cash reserves and Acquisition Expenses and Acquisition Fees to the extent not capitalized, excluding any gain from the sale of Assets.

“Net Sales Proceeds” means in the case of a transaction described in clause (i) of the definition of Sale, the proceeds of any such transaction less the amount of all selling expenses incurred by or on behalf of the Company or the Operating Partnership, including all real estate commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (ii) of such definition, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Company or the Operating Partnership, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (iii) of such definition, Net Sales Proceeds means the Company’s or the Operating Partnership’s pro rata share of the proceeds of any such transaction received by the Joint Venture, less the Company’s or the Operating Partnership’s pro rata share of the amount of any selling expenses incurred by or on behalf of the Joint Venture, less the amount of any selling expenses, including legal fees and expenses, incurred by or on behalf of the Company or the Operating Partnership. In the case of a transaction or series of transactions described in clause (iv) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction (including the aggregate of all payments under a Mortgage on or in satisfaction thereof other than regularly scheduled interest payments) less the amount of selling expenses incurred by or on behalf of the Company, the Operating Partnership or any Joint Venture, including all commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (v) of such definition, Net Sales Proceeds means the proceeds of any such transaction received by the Company or the Operating Partnership less the amount of selling expenses incurred in connection with such transaction. With respect to each of the transactions or series of transactions described above in this definition, Net Sales Proceeds means the proceeds of such transaction or series of transactions less the amount of any real estate commissions, closing costs, and legal fees and expenses and other selling expenses incurred by or allocated to the Company, the Operating Partnership or any Joint Venture in connection with such transaction or series of transactions. Net Sales Proceeds shall also include any amounts that the Company determines, in its discretion, to be economically equivalent to proceeds of a Sale. The repayment of debt shall be deducted from the proceeds of a transaction for the purpose of calculating Net Sales Proceeds.

“Non-Compliant Tender Offer” has the meaning set forth in Section ~~8.10~~8.6 hereof.

“Offering” means the public offering of Equity Shares pursuant to a Prospectus.

“Operating Partnership” means CHP Partners, LP, a Delaware limited partnership.

“Organizational and Offering Expenses” means any and all costs and expenses, including Selling Commissions and the Marketing Support Fee incurred by the Company or any of its Affiliates in connection with the formation, qualification and registration of the Company and the marketing and distribution of Equity Shares in an Offering, including, without limitation, the following: legal, accounting and escrow fees; due diligence expenses; printing, amending, supplementing, mailing and distributing costs; personnel costs associated with processing investor subscriptions and the preparation and dissemination of organizational and offering documents and sales materials; telecopy and telephone costs; charges of transfer agents, registrars, trustees, depositories, and experts; and fees, expenses and taxes related to the filing, registration and qualification of the Equity Shares under federal and state laws.

“Participating Broker” means a broker-dealer who is a member of FINRA or who is exempt from broker-dealer registration, and who, in either case, has executed a participating broker or other agreement with the Managing Dealer to sell Equity Shares.

“Performance Fee” means the fee payable to the Advisor under Section 4.9 hereof.

“Permitted Investments” means all investments that are permitted to be made by a REIT under the Code.

“Person” means an individual, corporation, partnership, trust, joint venture, limited liability company or other entity or association.

“Preferred Shares” means any class or series of preferred stock, par value $0.01 per share, of the Company that may be issued from time to time in accordance with the terms of the Articles of Incorporation and applicable law, as described in Section 7.4 hereof.

“Priority Return” means, as of any date, an aggregate amount equal to a 6% cumulative, non-compounded, annual return on Invested Capital, prorated for any partial year. For purposes of calculating the Priority Return for any calendar year or portion thereof, the Company will use the daily weighted average amount of Invested Capital for such period.

“Prospectus” means the most recent final prospectus of the Company relating to the Common Shares as filed with the Commission pursuant to Rule 424(b) under the Securities Act.

“Real Estate Related Securities” means the real estate related securities investments, or such investments the Board of Directors and the Advisor mutually designate as Real Estate Related Securities to the extent such investments could be classified as either Real Estate Related Securities or Real Property, which are owned from time to time by the Company, the Operating Partnership, Subsidiaries or Joint Ventures.

“Real Property” means (i) land (including, without limitation, interests deriving from fee simple ownership, as tenant pursuant to a ground lease, or as permittee pursuant to a United States Forest Service Permit), including the buildings located thereon, (ii) land only, including, without limitation, interests deriving from fee simple ownership, as tenant pursuant to a ground lease, or as permittee pursuant to a United States Forest Service Permit, and/or (iii) the buildings only, which are owned from time to time by the Company or the Operating Partnership, in each instance with respect to the foregoing items (i)-(iii) whether acquired directly or through subsidiaries, joint venture arrangements or other partnerships, or (iv) such investments the Board of Directors and the Advisor mutually designate as Real Property to the extent such investments could be classified as either Real Property or Real Estate Related Securities, and including, with respect to each of the above-referenced items (i)-(iv), all tangible personal property used or usable in connection with the operation of any business on or about the applicable property. Properties sold by the Company, the Operating Partnership or any of their Subsidiaries to tenancy-in-common investors shall be deemed Real Property for the purposes of this definition so long as (a) such properties are being leased by the Company, the Operating Partnership or any of their Subsidiaries from the tenancy-in-common investors, and (b) such properties are reflected as assets of the Company in accordance with GAAP.

“Reinvestment Plan” means any reinvestment plan pursuant to which Stockholders may elect to have the full amount of their cash Distributions from the Company reinvested in additional Equity Shares of the Company.

“REIT” means a “real estate investment trust” as defined pursuant to sections 856 through 860 of the Code.

“REIT Provisions of the Code” means Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to real estate investment trusts (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

~~“Roll-Up Entity” means a partnership, REIT, corporation, trust or similar entity that would be created or that would survive after the successful completion of a proposed Roll-Up Transaction.~~

~~“Roll-Up Transaction” means a transaction involving the acquisition, merger, conversion, or consolidation, directly or indirectly, of the Company and the issuance of securities of a Roll-Up Entity. Such term does not include (i) a transaction involving securities of the Roll-Up Entity that have been listed on a national securities exchange for at least twelve (12) months; or (ii) a transaction involving the conversion to corporate, trust, or association form of only the Company if, as a consequence of the transaction, there will be no significant adverse change in Stockholder voting rights, the term of existence of the Company, compensation to the Advisor or the investment objectives of the Company.~~

“Sale” or “Sales” means any transaction or series of transactions whereby: (i) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any Real Property, or portion thereof, and including any event with respect to any Real Property which gives rise to a significant amount of insurance proceeds or condemnation awards; (ii) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of all or substantially all of the interest of the Company or the Operating Partnership in any Joint Venture in which it is a co-venturer or partner; (iii) any Joint Venture directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any Real Property or portion thereof, including any event with respect to any Real Property which gives rise to insurance claims or condemnation awards; (iv) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, conveys or relinquishes its interest in any Mortgage or portion thereof (including with respect to any Mortgage, all payments thereunder or in satisfaction thereof other than regularly scheduled interest payments) of amounts owed pursuant to such Mortgage and any event which gives rise to a significant amount of insurance proceeds or similar awards; or (v) the Company, the Operating Partnership or any Joint Venture directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any or all of the Company’s (i) Assets, or (ii) other asset or assets not previously described in this definition or any portion thereof.

“Securities” means Equity Shares, any other stock, shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing, if and only if any such item is treated as a “security” under the Securities Exchange Act of 1934 or applicable state securities laws, and to the extent that such item has not otherwise been designated as Real Property by the Board of Directors and the Advisor as contemplated herein.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Commissions” means any and all commissions payable to underwriters, managing dealers, or other broker-dealers in connection with the sale of Equity Shares, through Offerings, including, without limitation, selling commissions payable to the Managing Dealer.

“Sponsor” means, for purposes of the obligations imposed under the NASAA REIT Guidelines, any Person directly or indirectly instrumental in organizing, wholly or in part, the Company or any Person who will control, manage or participate in the management of the Company, and any Affiliate of such Person. Not included is any Person whose only relationship with the Company is as that of an independent property manager of the Assets, and whose only compensation is as such. “Sponsor” does not include wholly independent third parties, such as attorneys, accountants and underwriters, whose only compensation is for professional services. A Person may also be deemed a sponsor of the Company by (i) taking the initiative, directly or indirectly, in founding or organizing the business or enterprise of the Company, either alone or in conjunction with one or more other Persons, (ii) receiving a material participation in the Company in connection with the founding or organizing of the business of the Company, in consideration of services or property, or both services and property, (iii) having a substantial number of relationships and contacts with the Company, (iv) possessing significant rights to control Company properties, (v) receiving fees for providing services to the Company which are paid on a basis that is not customary in the industry, or (vi) providing goods or services to the Company on a basis which was not negotiated at arm’s length with the Company.

“Stock Option Plan” means a plan that provides for the matters set forth in Rule 260.140.41 of Section 25140 of the Corporations Code of California, as in effect as of the date of the Articles of Incorporation.

~~“Stockholder List” shall have the meaning as provided in Section 8.6 hereof.~~

“Stockholders” means the registered holders of the Company’s Equity Shares.

“Subordinated Incentive Fee” means the fee payable to the Advisor under Section 4.8 hereof.

“Subordinated Share of Net Sales Proceeds” means the fee payable to the Advisor under Section 4.7 hereof.

“Subsidiary” means any corporation, limited liability company, partnership, business trust or other entity of which the Company, directly or indirectly, owns or controls at least fifty percent (50%) of the voting securities or economic interests.

“Tendered Shares” has the meaning set forth in Section ~~8.10~~8.6 hereof.

“Termination Date” means the date of termination of the Advisory Agreement.

“Total Operating Expenses” means all costs and expenses paid or incurred by the Company, as determined under GAAP, that relate in any way to the operation of the Company or to corporate business, including Asset Management Fees and other fees paid to the Advisor, but excluding (i) the expenses of raising capital such as Organizational and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration, and other fees, printing and other such expenses and tax incurred in connection with the issuance, distribution, transfer, registration and Listing of Equity Shares, (ii) interest payments, (iii) taxes, (iv) non-cash expenditures such as depreciation, amortization and bad debt reserves, (v) the Performance Fee, the Subordinated Incentive Fee, the Subordinated Share of Net Sales Proceeds and any other incentive fees paid in compliance with the NASAA REIT Guidelines, (vi) Acquisition Fees and Acquisition Expenses, (vii) real estate commissions on the Sale of Real Property, (viii) Disposition Fees (however any Disposition Fee paid to an Affiliate or related party of the Advisor in connection with the disposition of Securities as provided in Section 4.6 shall not be so excluded), (ix) property management fees and leasing commissions or other amounts incurred pursuant to the property management agreement, (x) property or investment direct operating expenses, and (xi) other fees and expenses connected with the acquisition, disposition, management and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair, and improvement of property). The definition of Total Operating Expenses set forth above is intended to encompass only those expenses which are required to be treated as Total Operating Expenses under the NASAA REIT Guidelines. As a result, and notwithstanding the definition set forth above, any expense of the Company which is not part of Total Operating Expenses under the NASAA REIT Guidelines shall not be treated as part of Total Operating Expenses for purposes hereof.

“Unimproved Real Property” means property in which the Company or the Operating Partnership has a direct or indirect equity interest that is not acquired for the purpose of producing rental or other operating income, that has no development or construction in process and for which no development or construction is planned, in good faith, to commence within one year.

ARTICLE 2

BOARD OF DIRECTORS

SECTION 2.1 Number. The total number of Directors shall be five (5), which number may be increased or decreased from time to time by resolution of the Directors then in office, subject to any express rights of any holders of any series of Preferred Shares to elect additional Directors under specified circumstances; provided, however, that the total number of Directors shall not be fewer than three (3) and not more than eleven (11). ~~A~~Until Listing, a majority of the Board of Directors will be Independent Directors ~~upon such time as the Company is subject to the NASAA REIT Guidelines~~, except for a period of ninety (90) days after the death, removal or resignation of an Independent Director. Independent Directors shall nominate replacements for vacancies in the Independent Director positions. No reduction in the number of Directors shall cause the removal of any Director from office prior to the expiration of his or her term. Any vacancy created by an increase in the number of Directors will be filled, at any regular meeting or at any special meeting of the Directors called for that purpose, by a majority of the entire Board of Directors. Any other vacancy will be filled at any regular meeting or at any special meeting of the Directors called for that purpose, by a majority of the remaining Directors, whether or not sufficient to constitute a quorum. For the purposes of voting for Directors, at any annual meeting or at any special meeting of the Stockholders called for that purpose, each Equity Share of stock entitled to vote generally in the election of Directors may be voted for as many individuals as there are Directors to be elected and for whose election such Equity Share is entitled to be voted, or as may otherwise be required by the MGCL or other applicable law as in effect from time to time.

SECTION 2.2 Experience. ~~A~~Until Listing, a Director shall have had at least three (3) years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Company. At least one of the Independent Directors shall have three (3) years of relevant real estate experience.

SECTION 2.3 Committees. Subject to the MGCL, the Directors may establish such committees as they deem appropriate, in their discretion, provided that, until Listing, the majority of the members of each committee are Independent Directors.

SECTION 2.4 Board; Term. The current Directors are James M. Seneff, Jr., Thomas K. Sittema, Michael P. Haggerty, J. Douglas ~~J.~~ Holladay and J. Chandler Martin. Each Director shall hold office for one (1) year from the date of his or her election, until the next annual meeting of Stockholders and until his or her successor shall have been duly elected and shall have qualified. Directors may be elected to an unlimited number of successive terms.

SECTION 2.5 Approval by Independent Directors. ~~A~~Until Listing, a majority of the Independent Directors must approve all matters which are specified in sections II.A, II.C, II.F, II.G, IV.A, IV.B, IV.C, IV.D, IV.E, IV.F, IV.G, V.E, V.H, V.J, VI.A, VI.B.4 and VI.G. of the NASAA REIT Guidelines.

SECTION 2.6 Resignation, Removal or Death. Any Director may resign by written notice to the Board of Directors, effective upon execution and delivery to the Company of such written notice or upon any future date specified in the notice. A Director may be removed from office with or without cause only at a meeting of the

Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Equity Shares then outstanding and entitled to vote, without the necessity for concurrence by the Directors, subject to the rights of any Preferred Shares to vote for such Directors. The notice of such meeting shall indicate that the purpose, or one of the purposes, of such meeting is to determine if a Director should be removed.

SECTION 2.7 Control Share Acquisition Statute. Notwithstanding any other provision of the Articles of Incorporation or any contrary provision of law, the Maryland Control Share Acquisition Statute, found in Title 3, subtitle 7 of the MGCL, as amended from time to time, or any successor statute thereto shall not apply to any acquisition of Securities of the Company by any Person.

ARTICLE 3

POWERS OF DIRECTORS

SECTION 3.1 General. The Directors shall have fiduciary duties to the Company and to the stockholders in accordance with the MGCL. Subject to the express limitations herein or in the Bylaws and to the general standard of care required of directors under the MGCL and other applicable law, (i) the business and affairs of the Company shall be managed under the direction of the Board of Directors and (ii) the Directors shall have full, exclusive and absolute power, control and authority over the Company Property and over the business of the Company as if they, in their own right, were the sole owners thereof, except as otherwise limited by the Articles of Incorporation. The Directors have established the written policies on investments and borrowing set forth in this Article III and Article V hereof and shall monitor the administrative procedures, investment operations and performance of the Company and the Advisor to assure that such policies are carried out. The Directors may take any actions that, in their sole judgment and discretion, are necessary or desirable to conduct the business of the Company. Any construction of the Articles of Incorporation or determination made in good faith by the Directors concerning their powers and authority hereunder shall be conclusive. The enumeration and definition of particular powers of the Directors included in this Article III shall in no way be limited or restricted by reference to or inference from the terms of this or any other provision of the Articles of Incorporation or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Directors under the general laws of the State of Maryland as now or hereafter in force.

SECTION 3.2 Specific Powers and Authority. Subject only to the express limitations herein, and in addition to all other powers and authority conferred by the Articles of Incorporation or by law, the Board of Directors, without any vote, action or consent by the Stockholders, shall have and may exercise, at any time or times, in the name of the Company or on its behalf the following powers and authorities:

(i) Investments. Subject to Article V and Section ~~9.5~~9.4 hereof, to invest in, purchase or otherwise acquire and to hold Company Property of any kind wherever located, or rights or interests therein or in connection therewith, all without regard to whether such Company Property, interests or rights are authorized by law for the investment of funds held by trustees or other fiduciaries, or whether obligations the Company acquires have a term greater or lesser than the term of office of the Directors or the possible termination of the Company, for such consideration as the Directors may deem proper (including cash, property of any kind or Securities of the Company); provided, however, that the Directors shall take such actions as they deem necessary and desirable to comply with any requirements of the MGCL relating to the types of Assets held by the Company.

(ii) REIT Qualification. The Board of Directors shall use its best efforts to cause the Company to qualify for U.S. federal income tax treatment in accordance with the provisions of the Code applicable to REITs (as those terms are defined in Section 1.5 hereof). In furtherance of the foregoing, the Board of Directors shall use its best efforts to take such actions as are necessary, and may take such actions as it deems desirable (in its sole discretion) to preserve the status of the Company as a REIT until such time as the Board of Directors determines that it no longer is in the best interests of the Company to qualify as a REIT.

(iii) Sale, Disposition and Use of Company Property. Subject to Article V and Sections ~~9.5~~9.4 and 10.2 hereof, the Board of Directors shall have the authority to sell, rent, lease, hire, exchange, release, partition, assign, mortgage, grant security interests in, encumber, negotiate, dedicate, grant easements in and options with respect to, convey, transfer (including transfers to entities wholly or partially owned by the Company, the Directors, the Advisor or their Affiliates) or otherwise dispose of any or all of the Company Property by deeds (including deeds in lieu of foreclosure with or without consideration), trust deeds, assignments, bills of sale, transfers, leases, mortgages, financing statements, security agreements and other instruments for any of such purposes executed and delivered for and on behalf of the Company or the Directors by one or more of the Directors or by a duly authorized officer, employee, agent or nominee of the Company, on such terms as they deem appropriate; to give consents and make contracts relating to the Company Property and its use or other property or matters; to develop, improve, manage, use, alter or otherwise deal with the Company Property; and to rent, lease or hire from others property of any kind; provided, however, that the Company may not use or apply land for any purposes not permitted by applicable law.

(iv) Financings. To borrow or, in any other manner, raise money for the purposes and on the terms they determine, which terms may (a) include evidencing the same by issuance of Securities of the Company and (b) may have such provisions as the Directors determine; to guarantee, indemnify or act as surety with respect to payment or performance of obligations of any Person; to mortgage, pledge, assign, grant security interests in or otherwise encumber the Company Property to secure any such Securities of the Company, contracts or obligations (including guarantees, indemnifications and suretyships); and to renew, modify, release, compromise, extend, consolidate or cancel, in whole or in part, any obligation to or of the Company or participate in any reorganization of obligors to the Company; provided, however, until Listing, that the Company’s Leverage may not exceed three hundred percent (300%) of Net Assets except as provided in the following sentence. Any excess in borrowing over such three hundred percent (300%) level shall be approved by a majority of the Independent Directors and disclosed to Stockholders in the next quarterly report of the REIT, along with justification for such excess.

(v) Lending. Subject to the provisions of Sections 5.6(vii) and ~~9.5~~9.4 hereof, to lend money or other Company Property on such terms, for such purposes and to such Persons as they may determine.

(vi) Issuance of Securities. Subject to the provisions of Article VII hereof, to create and authorize and direct the issuance (on either a pro rata or a non-pro rata basis) by the Company, in shares, units or amounts of one or more types, series or classes, of Securities of the Company, which may have such voting rights, dividend or interest rates, preferences, subordinations, conversion or redemption prices or rights, maturity dates, distribution, exchange, or liquidation rights or other rights as the Directors may determine, without vote of or other action by the Stockholders, to such Persons for such consideration, at such time or times and in such manner and on such terms as the Directors determine; to list any of the Securities of the Company on any securities exchange; to purchase or otherwise acquire, hold, cancel, reissue, sell and transfer any Securities of the Company; and to acquire Excess Shares from the Excess Shares Trust pursuant to Section 7.8(x).

(vii) Expenses and Taxes. To pay any charges, expenses or liabilities necessary or desirable, in the sole discretion of the Directors, for carrying out the purposes of the Articles of Incorporation and conducting business of the Company, including compensation or fees to Directors, officers, employees and agents of the Company, and to Persons contracting with the Company (including the Advisor and other Affiliates), and any taxes, levies, charges and assessments of any kind imposed upon or chargeable against the Company, the Company Property or the Directors in connection therewith; and to prepare and file any tax returns, reports or other documents and take any other appropriate action relating to the payment of any such charges, expenses or liabilities.

(viii) Collection and Enforcement. To collect, sue for and receive money or other property due to the Company; to consent to extensions of the time for payment, or to the renewal, of any Securities or obligations; to engage or to intervene in, prosecute, defend, compound, enforce, compromise, release, abandon or adjust any actions, suits, proceedings, disputes, claims, demands, security interests or things relating to the Company, the Company Property or the Company’s affairs; and to exercise any rights and enter into any agreements and take any other action necessary or desirable in connection with the foregoing.

(ix) Deposits. To deposit funds or Securities constituting part of the Company Property in banks, trust companies, savings and loan associations, financial institutions and other depositories, whether or not such deposits will draw interest, subject to withdrawal on such terms and in such manner as the Directors determine.

(x) Allocation; Accounts. To determine whether moneys, profits or other Assets of the Company shall be charged or credited to, or allocated between, income and capital, including whether or not to amortize any premium or discount and to determine in what manner any expenses or disbursements are to be borne as between income and capital (regardless of how such items would normally or otherwise be charged to or allocated between income and capital without such determination); to treat any dividend or other distribution on any investment as, or apportion it between, income and capital; in their discretion to provide reserves for depreciation, amortization, obsolescence or other purposes in respect of any Company Property in such amounts and by such methods as they determine; to determine what constitutes net earnings, profits or surplus; to determine the method or form in which the accounts and records of the Company shall be maintained; and to allocate to the Stockholders’ equity account less than all of the consideration paid for Securities and to allocate the balance to paid-in capital or capital surplus.

(xi) Valuation of Property. To determine the value of all or any part of the Company Property and of any services, Securities, or other consideration to be furnished to or acquired by the Company, and to revalue all or any part of the Company Property, all in accordance with such appraisals or other information as are reasonable, in their sole judgment.

(xii) Ownership and Voting Powers. To exercise all of the rights, powers, options and privileges as the general partner of the Operating Partnership and pertaining to the ownership of any Mortgages, Securities, Real Estate Related Securities and other Company Property to the same extent that an individual owner might, including without limitation to vote or give any consent, request or notice or waive any notice, either in person or by proxy or power of attorney, which proxies and powers of attorney may be for any general or special meetings or action, and may include the exercise of discretionary powers.

(xiii) Officers, Etc.; Delegation of Powers. To elect, appoint or employ such officers for the Company and such committees of the Board of Directors with such powers and duties as the Directors may determine, the Company’s Bylaws provide or the MGCL requires; to engage, employ or contract with and pay compensation to any Person (including subject to Section ~~9.5~~9.4 hereof, the Advisor or any Director and Person who is an Affiliate of any Director or the Advisor) as agent, representative, Advisor, member of an advisory board, employee or independent contractor (including advisors, consultants, transfer agents, registrars, underwriters, accountants, attorneys-at-law, real estate agents, property and other managers, appraisers, brokers, architects, engineers, construction managers, general contractors or otherwise) in one or more capacities, to perform such services on such terms as the Directors may determine; to delegate to one or more Directors, officers or other Persons engaged or employed as aforesaid or to committees of Directors or to the Advisor, the performance of acts or other things (including granting of consents), the making of decisions and the execution of such deeds, contracts, leases or other instruments, either in the names of the Company, the Board of Directors or as its attorneys or otherwise, as the Directors may determine; and to establish such committees as they deem appropriate.

(xiv) Associations. Subject to Section ~~9.5~~9.4 hereof, to cause the Company to enter into joint ventures, general or limited partnerships, participation or agency arrangements or any other lawful combinations, relationships or associations of any kind.

(xv) Reorganizations, Etc. Subject to Section 10.2 hereof, to cause to be organized or assist in organizing any Person under the laws of any jurisdiction to acquire all or any part of the Company Property, carry on any business in which the Company shall have an interest or otherwise exercise the powers the Directors deem necessary, useful or desirable to carry on the business of the Company or to carry out the provisions of the Articles of Incorporation; to merge or consolidate the Company with any Person; to sell, rent, lease, hire, convey, negotiate, assign, exchange or transfer all or any part of the Company Property to or with any Person in exchange for Securities of such Person or otherwise; and to lend money to, subscribe for and purchase the Securities of, and enter into any contracts with, any Person in which the Company holds, or is about to acquire, Securities or any other interests.

(xvi) Insurance. To purchase and pay for out of Company Property insurance policies insuring the Stockholders, the Company and the Company Property against any and all risks, and insuring the officers, Directors, Advisors and Affiliates of the Company individually (each an “Insured”) against all claims and liabilities of every nature arising by reason of holding or having held any such status, office or position or by reason of any action alleged to have been taken or omitted by the Insured in such capacity. Nothing contained herein shall preclude the Company from purchasing and paying for such types of insurance, including extended coverage liability and casualty and workers’ compensation, as would be customary for any Person owning comparable assets and engaged in a similar business, or from naming the Insured as an additional insured party thereunder.

(xvii) Distributions. To authorize the Company to declare and pay dividends or other Distributions to Stockholders, subject to the provisions of Section 7.2 hereof.

(xviii) Discontinue Operations; Bankruptcy. To discontinue the operations of the Company (subject to Section 10.2 hereof); to petition or apply for relief under any provision of federal or state bankruptcy, insolvency or reorganization laws or similar laws for the relief of debtors; to permit any Company Property to be foreclosed upon without raising any legal or equitable defenses that may be available to the Company or the Directors or otherwise defending or responding to such foreclosure; or to take such other action with respect to indebtedness or other obligations of the Directors, the Company Property or the Company as the Directors, in such capacity, and in their discretion may determine.

(xix) Termination of Status. To terminate the status of the Company as a real estate investment trust under the REIT Provisions of the Code.

(xx) Fiscal Year. Subject to the Code, to adopt, and from time to time change, a fiscal year for the Company.

(xxi) Seal. To adopt and use a seal, but the use of a seal shall not be required for the execution of instruments or obligations of the Company.

(xxii) Bylaws. To adopt, implement and from time to time alter, amend or repeal the Bylaws of the Company relating to the business and organization of the Company, provided that such amendments are not inconsistent with the provisions of the Articles of Incorporation.

(xxiii) Listing of Common Shares. To cause the Listing at any time after completion or termination of the Initial Public Offering.

(xxiv) Further Powers. To do all other acts and things and execute and deliver all instruments incident to the foregoing powers, and to exercise all powers which they deem necessary, useful or desirable to carry on the business of the Company or to carry out the provisions of the Articles of Incorporation, even if such powers are not specifically provided hereby.

SECTION 3.3 Determination of Best Interest of Company. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Directors consistent with the Articles of Incorporation, shall be final and conclusive and shall be binding upon the Company and every Stockholder: (i) the amount of the Net Income of the Company for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its capital stock or the payment of other Distributions; (ii) the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operation, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (iii) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); (iv) any interpretation of the provisions of the Articles of Incorporation, including the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or distributions, qualifications or terms or conditions of redemption of any class or series of shares; (v) the fair value, or any sale, bid or ask price to be applied in determining the fair value, of any asset owned or held by the Company or the Operating Partnership or of any Equity Shares; (vi) the number of shares of any class; (vii) any matter relating to the acquisition, holding and disposition of any Assets by the Company or the Operating Partnership; (viii) any matter relating to the qualification of the Company as a REIT or election of a different tax status for the Company; or (ix) any other matter relating to the business and affairs of the Company or the Operating Partnership or required or permitted by applicable law, the Articles of Incorporation, the Bylaws or otherwise to be determined by the Directors.

ARTICLE 4

ADVISOR

SECTION 4.1 Appointment and Initial Investment of Advisor. The Directors are responsible for setting the general policies of the Company and for the general supervision of its business conducted by officers, agents, employees, advisors or independent contractors of the Company. However, the Directors are not required personally to conduct the business of the Company, and they may (but need not) appoint, employ or contract with any Person (including a Person Affiliated with the Company or any Director) as an Advisor and may grant or delegate such authority to the Advisor as the Directors may, in their sole discretion, deem necessary or desirable. The term of retention of any Advisor shall not exceed one year, although there is no limit to the number of times that a particular Advisor may be retained. Notwithstanding the foregoing, a Person hired or retained by the Company or the Advisor to perform the property or other asset management and related services for the Company or the Operating Partnership that is not hired or retained to perform substantially all of the functions of the Advisor with respect to the Company or the Operating Partnership as a whole shall not be deemed to be an Advisor.

SECTION 4.2 Supervision of Advisor. The Directors shall evaluate the performance of the Advisor before entering into or renewing an Advisory Agreement, and the criteria used in such evaluation shall be reflected in the minutes of the meetings of the Board. The Directors may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Company, to act as agent for the Company, to execute documents on behalf of the Company and to make executive decisions that conform to general policies and principles established by the Directors. The Directors shall establish written policies on investments and borrowings and shall monitor the Advisor to assure that the administrative procedures, operations and programs of the Company are in the best interests of the Stockholders and are fulfilled. The Independent Directors are responsible for reviewing the fees and expenses of the Company at least annually or with sufficient frequency to determine that the expenses incurred are reasonable in light of the investment performance of the Company, its Net Assets, its Net Income and the fees and expenses of other comparable unaffiliated REITs. Each such determination shall be reflected in the minutes of the meetings of the Board. The Independent Directors also will be responsible for reviewing, from time to time and at least annually, the performance of the Advisor and determining that compensation to be paid to the Advisor is reasonable in relation to the nature and quality of services performed and the investment performance of the Company and that the provisions of the Advisory Agreement are being carried out. Specifically, the Independent Directors will consider factors such as (i) the amount of the fees paid to the Advisor in relation to the size, composition and performance of the Assets, (ii) the success of the Advisor in generating opportunities that meet the investment objectives of the Company, (iii) rates charged to other REITs and to investors other than REITs by advisors performing the same or similar services, (iv) additional revenues realized by the Advisor and its Affiliates through their relationship with the Company, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Company or by others with whom the Company does business, (v) the quality and extent of service and advice furnished by the Advisor, (vi) the performance of the Assets, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations, and (vii) the quality of the Assets relative to the investments generated by the Advisor for its own account. The Independent Directors may also consider all other factors that it deems relevant, and the findings of the Independent Directors on each of the factors considered shall be recorded in the minutes of the Board. The Directors shall determine whether any successor Advisor possesses sufficient qualifications to perform the advisory function for the Company and whether the compensation provided for in its contract with the Company is justified.

SECTION 4.3 Fiduciary Obligations. The Advisor shall have a fiduciary responsibility and duty to the Company and to the Stockholders.

SECTION 4.4 Affiliation and Functions. The Directors, by resolution or in the Bylaws, may provide guidelines, provisions or requirements concerning the affiliation and functions of the Advisor.

SECTION 4.5 Termination. Either a majority of the Independent Directors or the Advisor may terminate the Advisory Agreement on sixty (60) days’ written notice without cause or penalty, and, in such event, the Advisor will cooperate with the Company and the Directors in making an orderly transition of the advisory function.

SECTION 4.6 Disposition Fee. If the Advisor, its Affiliates or related parties provide a substantial amount of the services (as determined in good faith by a majority of the Independent Directors) in connection with either a Liquidity Event or the Sale or transfer of one or more Assets of the Company, the Advisor, Affiliate or related party shall receive a disposition fee (the “Disposition Fee”) in an amount equal to (a) one percent (1%) of the total market capitalization of the Company upon the occurrence of a Listing, or one percent (1%) of the gross consideration paid to the Company or its Stockholders upon the occurrence of any other Liquidity Event (including the Sale or transfer of the Company or a portion thereof), or (b) one percent (1%) of the gross sales price upon the

Sale or transfer of one or more Assets (including a Sale of all of the Assets). When a real estate or brokerage commission is payable in connection with a particular transaction, the total Disposition Fee paid by the Company to all Persons, as applicable, when added to the sum of all real estate and brokerage fees and commissions paid to unaffiliated parties, shall not exceed the lesser of (x) a Competitive Real Estate Commission or (y) six percent (6%) of the gross sales price. Notwithstanding the foregoing, upon the occurrence of a Liquidity Event or the Sale of all of the Company’s Assets, in no event shall the Disposition Fee payable to the Advisor exceed one percent (1%) of the gross market capitalization or the gross sales price, respectively. Any such Disposition Fee deemed to be earned by the Advisor, Affiliate or related party shall be paid by the Company or the Operating Partnership to the Advisor, Affiliate or related party upon the closing of the transaction. In the event of a Sale of all the Company’s Assets, or the Sale or transfer of the Company or a portion thereof, the Company shall have the option to pay the Disposition Fee in cash, Listed equity Securities received by Stockholders in connection with Sale of all of the Company’s Assets or the Sale or transfer of the Company, if applicable, or non-Listed equity Securities received by Stockholders in connection with the Sale of all of the Company’s Assets or the Sale or transfer of the Company, if applicable. Notwithstanding the foregoing, no Disposition Fee will be paid to the Advisor in connection with the Sale by the Company or the Operating Partnership of Real Estate Related Securities that are Securities, Permitted Investments that are Securities, or Loans that are Securities, but only to the extent that the foregoing items are held by the Company as investments; provided, however, a Disposition Fee in the form of a usual and customary brokerage fee may be paid by the Company or the Operating Partnership to an Affiliate or related party of the Advisor in connection with the disposition of Securities, if, at the time of such payment, such Affiliate or related party is a properly registered and licensed broker dealer (or equivalent) in the jurisdiction in which the Securities are being sold and has provided substantial services in connection with the disposition of the Securities. Any such Disposition Fee deemed to be earned by such Affiliate or related party shall be paid by the Company or the Operating Partnership to such Affiliate or related party upon the closing of the Sale of the Securities. Any Disposition Fee paid to an Affiliate or related party of the Advisor in connection with the Sale of Securities shall be included in Total Operating Expenses for purposes of calculating conformance with the 2%/25% Guidelines.

SECTION 4.7 Subordinated Share of Net Sales Proceeds. The Subordinated Share of Net Sales Proceeds (the “Subordinated Share of Net Sales Proceeds”) shall be payable to the Advisor in an amount equal to fifteen percent (15%) of the amount by which (i) the sum of (A) Net Sales Proceeds from Sales, and (B) the total Distributions paid to holders of Common Shares from the Company’s inception through the measurement date, and (C) the total of any Incentive Fees paid from inception through the measurement date exceeds (ii) the sum of (A) one hundred percent (100%) of Invested Capital and (B) the total Distributions required to pay the holders of Common Shares a Priority Return from the Company’s inception until the measurement date, including those paid prior to the date of payment. Such amount shall be calculated on the sooner of (X) the day that the Sale generating Net Sales Proceeds closes, or (Y) as applicable, the date of the determination of Market Value (to the extent that the Company elects to pay the Subordinated Share of Net Sales Proceeds in Listed equity Securities as contemplated herein) and shall be paid no later than 30 days thereafter; provided that any amount that may be payable shall be reduced by all prior Incentive Fees paid. Following Listing, no Subordinated Share of Net Sales Proceeds will be paid to the Advisor. The Company shall have the option to pay the Subordinated Share of Net Sales Proceeds in the form of cash, Listed equity Securities received by Stockholders in connection with the Sale generating Net Sales Proceeds priced at Market Value (exclusive of the amount of any cash consideration included in the calculation thereof), if applicable, or non-Listed equity Securities received by Stockholders in connection with the Sale generating Net Sales Proceeds, if applicable.

SECTION 4.8 Subordinated Incentive Fee. Following a Liquidity Event, and within thirty (30) days following the calculation of Market Value as set forth herein, the Subordinated Incentive Fee shall be calculated and paid to the Advisor in an amount equal to 15% of the amount by which (i) the sum of (A) the Market Value, and (B) the total Distributions declared (and payable with respect to a record date prior to the effective date of the applicable Liquidity Event and a payment date after the date of such Liquidity Event) or paid to holders of Common Shares from the Company’s inception until the effective date of the Liquidity Event, and (C) the total of any Incentive Fees paid from inception through the effective date of the Liquidity Event exceeds (ii) the sum of (A) 100% of Invested Capital and (B) the total Distributions required to pay the holders of Common Shares a Priority Return from the Company’s inception through the effective date of the Liquidity Event, including those paid prior to such date of determination. Such amount shall be reduced by all prior Incentive Fees paid. The Company shall have the option to pay such fee in the form of cash or Listed Equity Shares (subject to reasonable and customary lock-up provisions) or any combination of the foregoing.

SECTION 4.9 Performance Fee. Upon termination of the Advisory Agreement other than for Cause (as defined in the Advisory Agreement), the Advisor shall be entitled to receive a Performance Fee (the “Performance Fee”). The Performance Fee shall be calculated upon a Liquidity Event or Sale following the termination of the Advisory Agreement and (A) in the event of a Liquidity Event, the Performance Fee shall be calculated and paid in the same manner as the Subordinated Incentive Fee described in Section 4.8 above and (B) in the case of one or more Sales, the Performance Fee shall be calculated and paid in the same manner as the Subordinated Share of Net Sales Proceeds as described in Section 4.7 above; provided, however, that the amount of the Performance Fee paid to the Advisor shall be equal to the amount as calculated above multiplied by the quotient of (1) the number of days elapsed from the initial effective date of the Advisory Agreement (the “Initial Effective Date”) to the effective date of the Termination Event, divided by (2) the number of days elapsed from the Initial Effective Date through the date of the Liquidity Event or the Sale, as applicable. The Company shall have the option to pay the Performance Fee in cash, Listed Equity Shares priced at the Market Value (exclusive of the amount of any cash consideration included in the calculation thereof) or Listed equity Securities received by Stockholders in exchange for their Common Shares priced at Market Value (exclusive of the amount of any cash consideration included in the calculation thereof), such fee to be payable within thirty (30) days following final determination of the Performance Fee. If the Subordinated Incentive Fee or the Subordinated Share of Net Sales Proceeds is payable to the Advisor in connection with a Liquidity Event or Sale, then the Advisor shall not also receive a Performance Fee under this Section 4.9.

SECTION 4.10 Limitation on Organizational and Offering Expenses. The total Organizational and Offering Expenses paid by the Company shall be reasonable and shall not exceed fifteen percent (15%) of the Gross Proceeds from the Company’s Offerings.

SECTION 4.11 Limitation on Acquisition Fees and Expenses. The total of all Acquisition Fees and Acquisition Expenses paid in connection with the acquisition of an Asset by the Company shall be reasonable, and shall in no event exceed in the aggregate, in the case of an Asset other than a Loan, an amount equal to six percent (6%) of the Contract Purchase Price of any Asset acquired or, in the case of a Loan, six percent (6%) of the funds advanced; provided, however, that a majority of the Directors (including the majority of the Independent Directors) not otherwise interested in the transaction may approve fees and expenses exceeding these limits if they determine the transaction to be commercially competitive, fair and reasonable to the Company.

SECTION 4.12 Limitation on Total Operating Expenses. In any Expense Year commencing with the expiration of the fourth full fiscal quarter following the effective date of the Company’s Initial Public Offering, Total Operating Expenses shall not exceed the greater of two percent (2%) of Average Invested Assets or twenty-five percent (25%) of Net Income for that Expense Year unless approved by the Board of Directors as described in this Section 4.12. The Independent Directors shall have the fiduciary responsibility of limiting Total Operating Expenses to amounts that do not exceed the limitations described above unless the Independent Directors have made a finding that, based on such unusual and non-recurring factors which they deem sufficient, a higher level of Total Operating Expenses is justified for a particular period. Any such finding by the Independent Directors, and the reasons in support thereof, shall be recorded in the minutes of a meeting of the Board of Directors. The Company shall send written notice to each record holder of Equity Shares within sixty (60) days after the end of any fiscal quarter if Total Operating Expenses (for the twelve (12) months then ended) exceed two percent (2%) of Average Invested Assets or twenty-five percent (25%) of Net Income, whichever is greater, and the Independent Directors determine that the Company’s payment of such higher Total Operating Expenses is justified. In such cases, the notice must also contain an explanation of the factors the Independent Directors considered in arriving at the conclusion that such higher Total Operating Expenses are justified. If Total Operating Expenses exceed the limits described above, and if the Independent Directors are unable to conclude that the excess was justified then, within sixty (60) days after the end of the Company’s applicable Expense Year, the Advisor shall reimburse the Company the amount by which the aggregate Total Operating Expenses paid or incurred by the Company exceed the greater of the limitations set forth in this Section 4.12.

SECTION 4.13 Asset Management Fee. The Company may pay the Advisor an Asset Management Fee as approved by the Board of Directors (the “Asset Management Fee”). The Asset Management Fee shall be reasonable in relation to the nature and quality of services performed by the Advisor. All or any portion of the Asset Management Fee not paid in any fiscal year shall be deferred without interest and may be paid in the succeeding fiscal year(s).

ARTICLE 5

INVESTMENT OBJECTIVES AND LIMITATIONS

SECTION 5.1 Investment Objectives. The Company’s primary investment objectives are to invest in a diversified portfolio of assets that will allow the Company to: (i) pay attractive and steady cash distributions; (ii) preserve, protect and grow the Invested Capital; and (iii) explore liquidity options in the future, including the sale of either the Company or the Company’s Assets, potential merger opportunities, or the Listing of the Common Shares.

SECTION 5.2 Minimum Capital. Prior to the effectiveness of the Company’s Initial Public Offering, the Sponsor or any Affiliate shall contribute to the Company an amount no less than the lesser of: (i) ten percent (10%) of the Net Assets upon completion of the Offering; or (ii) $200,000 as an initial investment. ~~The~~Until Listing, the Sponsor or any Affiliate may not sell this initial investment while the Sponsor remains a Sponsor, but may transfer Equity Shares to other Affiliates.

SECTION 5.3 Review of Objectives. ~~The~~Until Listing, the Board, including the Independent Directors, shall review the investment policies of the Company with sufficient frequency and at least annually to determine that the policies being followed by the Company are in the best interests of its Stockholders. Each such determination and the basis therefor shall be set forth in the minutes of the meetings of the Directors.

SECTION 5.4 Appraisal of Real Property. ~~The~~Until Listing, the consideration paid for Real Property acquired by the Company shall ordinarily be based on the fair market value of the Real Property as determined by a majority of the Directors. In cases in which a majority of the Independent Directors so determine, and in all cases in which Assets are acquired from the Advisor, Directors, Sponsor, or Affiliates thereof, such fair market value shall be determined by an Independent Appraiser selected by the Independent Directors.

SECTION 5.5 Certain Permitted Investments. Other than investments prohibited by Section 5.6 hereof, the Company may make investments which it may lawfully make under applicable law and which shall include without limitation:

(i) Assets, as defined in Article I hereof.

(ii) Joint Ventures with the Sponsor, Advisor, one or more Directors or any Affiliate, ~~only if~~provided that, prior to Listing, a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction, must approve such investment as being fair and reasonable to the Company and on substantially the same terms and conditions as those received by the other joint venturers.

(iii) bank accounts, money market funds or other current assets.

SECTION 5.6 Investment Limitations. Until such time as the Common Shares are Listed, the Company may not:

(i) invest more than ten percent of its total assets in Unimproved Real Property or Mortgage Loans on Unimproved Real Property.

(ii) invest in commodities or commodity future contracts, except for futures contracts, when used solely for hedging purposes in connection with the Company’s ordinary business of investing in real estate assets and mortgages.

(iii) invest in or make any Mortgage Loan (excluding any investment in mortgage programs, commercial mortgage-backed securities or residential mortgage-backed securities) unless an appraisal is obtained concerning the underlying property except for those loans insured or guaranteed by a government or government agency. In cases in which a majority of Independent Directors so determine, and in all cases in which the transaction is with the Advisor, Sponsor, Directors, or any Affiliates thereof, such appraisal of the underlying property must be obtained from an Independent Appraiser. Such appraisal shall be maintained in the Company’s records for at least five years and shall be available for inspection and duplication by any Stockholder. In addition to the appraisal, a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or condition of the title must be obtained.

(iv) make or invest in any Mortgage Loan (excluding any investment in mortgage programs, commercial mortgage-backed securities or residential mortgage-backed securities), including a construction loan, on any one property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company, would exceed an amount equal to eighty-five percent (85%) of the appraised value of the property as determined by appraisal unless the Board concludes that substantial justification exists because of the presence of other underwriting criteria. For purposes of this subsection, the “aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company” will include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds five percent per annum of the principal balance of the loan.

(v) make or invest in any Mortgage Loan secured by a Mortgage on real property which is subordinate to the lien or other indebtedness of the Advisor, any Director, the Sponsor or any Affiliate of the Company.

(vi) issue (a) equity Securities redeemable solely at the option of the holder (except that Stockholders may offer their Common Shares to the Company pursuant to any repurchase plan adopted by the Board); (b) debt Securities unless the historical debt service coverage in the most recently completed fiscal year as adjusted for known changes is sufficient to properly service that higher level of debt; (c) equity Securities on a deferred payment basis or under similar arrangements; (d) non-voting or assessable equity Securities; or (e) options warrants or other similar evidences of a right to buy equity Securities (collectively, “Options”); provided, however, that Options may be issued: (1) to all of the Stockholders of the Company ratably, (2) as part of a financing arrangement, or (3) as part of a Stock Option Plan available to the Directors, executive officers or employees of the Company, or the Advisor or its Affiliates. Options or warrants may not be issued at exercise prices less than the fair market value of the underlying Securities on the date of grant and not for consideration (which may include services) that in the judgment of the Independent Directors has a market value less than the value of such option or warrant on the date of grant. Options or warrants issuable to the Advisor, Directors, Sponsor or any Affiliate thereof shall not exceed ten percent of the outstanding Shares on the date of grant. The voting rights per Common Share (other than any publicly held Share) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Common Share as the consideration paid to the Company for each privately offered Common Share bears to the book value of each outstanding publicly held Common Share.

(vii) make loans to the Sponsor, Advisor, Directors, or any Affiliate thereof, except as otherwise provided for in this Section 5.6 or to wholly owned subsidiaries of the Company, Joint Ventures or partnerships in which the Company owns an interest.

(viii) borrow money from the Sponsor, Advisor, Directors or any Affiliate thereof, unless a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction conclude that the transaction is fair, competitive and commercially reasonable and no less favorable to the Company than loans between unaffiliated parties under the same circumstances.

(ix) incur Leverage that is unreasonable in relation to the Net Assets and that exceeds three hundred percent (300%) of Net Assets, except as approved by a majority of the Independent Directors and disclosed to Stockholders in the next quarterly report of the Company following such borrowing, along with justification for the excess.

(x) invest in real estate contracts of sale unless such contracts of sale are in recordable form and appropriately recorded in the chain of title.

(xi) invest in equity Securities unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in the transaction approve the transaction as being fair, competitive and commercially reasonable and determine that the transaction will not jeopardize the Company’s ability to qualify and remain qualified as a REIT; provided, however, that the requirements of this section shall not apply to the purchase by the Company of its own Securities pursuant to its redemption plan or, when traded on a secondary market or on a national securities exchange or inter-dealer quotation system, if a majority of the Directors (including a majority of the Independent Directors) determine the purchase to be in the best interests of the Company.

(xii) invest in any Security of any entity holding investments or engaging in activities prohibited by the Articles of Incorporation.

(xiii) operate so as to be classified as an “investment company” under the Investment Company Act of 1940, as amended.

(xiv) make any investment that the Company believes will be inconsistent with its objectives of qualifying and remaining qualified as a REIT.

(xv) invest in indebtedness (“Junior Debt”) collateralized by a Mortgage on Real Property that is subordinate to a lien or other indebtedness (“Senior Debt”), except where the amount of such Junior Debt, plus the outstanding amount of Senior Debt, does not exceed 90% of the appraised value of such Real Property, if after giving effect thereto, the value of all such investments (as shown on the books of the Company in accordance with GAAP after all reasonable reserves but before provision for depreciation) would not then exceed 25% of the tangible Assets of the Company. The value of all investments in Junior Debt that does not meet the foregoing requirements shall be limited to 10% of the tangible Assets of the Company (which is included within the foregoing 25% limitation).

(xvi) engage in any short sale, or borrow, on an unsecured basis, if such borrowing will result in “asset coverage” of less than 300%, except that such borrowing limitation shall not apply to a first mortgage trust. For purpose of this provision, “asset coverage” means the ratio that the value of the total Assets of the Company, less all liabilities and indebtedness except indebtedness for unsecured borrowings, bears to the aggregate amount of all unsecured borrowing of the Company.

(xvii) invest in any foreign currency or bullion or engage in short sales.

(xviii) engage in underwriting or the agency distribution of Securities issued by others or in trading (as compared to investment activities).

ARTICLE 6

CONFLICTS OF INTEREST

SECTION 6.1 Sales and Leases to Company. ~~The~~Prior to Listing, the Company may purchase or lease an Asset or Assets from the Sponsor, the Advisor, a Director, or any Affiliate thereof only upon a finding by a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction that such transaction is fair and reasonable to the Company and at a price to the Company no greater than the cost of the Asset to such Sponsor, Advisor, Director or Affiliate, or, if the price to the Company is in excess of such cost, that substantial justification for such excess exists and such excess is reasonable. In no event shall the purchase price of any such property to the Company exceed its current appraised value.

SECTION 6.2 Sales and Leases to the Sponsor, Advisor, Directors or Affiliates. ~~An~~Prior to Listing, an Advisor, Sponsor, Director or Affiliate thereof may purchase or lease Assets from the Company only if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction determine that the transaction is fair and reasonable to the Company.

SECTION 6.3 Other Transactions. No goods or services will be provided to the Company by the Advisor or its Affiliates except for transactions in which the Advisor or its Affiliates provide goods or services to the Company in accordance with the Articles of Incorporation or, prior to Listing, a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transactions approve such transactions as fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.

ARTICLE 7

SHARES

SECTION 7.1 Authorized Shares. The total number of shares of capital stock which the Company is authorized to issue is one billion six hundred twenty million (1,620,000,000) shares, consisting of one billion one hundred twenty million (1,120,000,000) Common Shares (as described in Section 7.3(ii) hereof), three hundred million (300,000,000) Excess Shares (as described in Section 7.8 hereof) and two hundred million (200,000,000) Preferred Shares (as described in Section 7.4 hereof). The aggregate par value of all authorized shares of stock having par value is $16,200,000. ~~All such shares shall be fully paid and non-assessable when issued.~~ Shares of capital stock of the Company may be issued for such consideration as the Directors determine, or if issued as a result of a stock dividend or stock split, without any consideration. The Board of Directors, with the approval of a majority of the entire Board and without action by the Stockholders, may amend the Articles of Incorporation from time to time to increase or decrease the aggregate number of shares of capital stock of the Company or the number of shares of capital stock of any class or series that the Company has the authority to issue.

SECTION 7.2 Distribution Rights. The Directors from time to time may authorize, and the Company may declare and pay to Stockholders, such dividends or other Distributions in cash or other property (including securities of the Company) as the Directors in their discretion shall determine. The Directors shall endeavor to authorize, and the Company shall endeavor to declare and pay, such dividends and other Distributions as shall be necessary for the Company to qualify as a real estate investment trust under the REIT Provisions of the Code; provided, however, Stockholders shall have no right to any dividend or other Distribution unless and until authorized by the Directors and declared by the Company. The exercise of the powers and rights of the Directors pursuant to this section shall be subject to the provisions of any class or series of Equity Shares at the time outstanding. The receipt of cash or other property by any registered holder of Equity Shares (based on the Company’s records) or by such holder’s duly authorized agent shall be sufficient to discharge the Company’s obligations with respect to the dividend or Distribution of such cash or other property, and the Company shall have no liability to inquire further with respect to the application thereof. ~~Distributions~~Prior to Listing, distributions in kind shall not be permitted, except for distributions of readily marketable securities; distributions of beneficial interests in a liquidating trust established for the dissolution of the Company and the liquidation of its assets in accordance with the terms of the Articles of Incorporation; or distributions of in-kind property as long as the Directors: (i) advise each Stockholder of the risks associated with direct ownership of the property; (ii) offer each Stockholder the election of receiving in-kind property distributions; and (iii) distribute in-kind property only to those Stockholders who accept the Directors’ offer.

SECTION 7.3 Common Shares.

(i) Common Shares Subject to Terms of Preferred Shares. The Common Shares shall be subject to the express terms of any series of Preferred Shares.

(ii) Description. Common Shares shall have a par value of $0.01 per share and shall entitle the holders to one (1) vote per share on all matters upon which Stockholders are entitled to vote pursuant to Section 8.2 hereof, and shares of a particular class of issued Common Shares shall have equal dividend, distribution, liquidation and other rights, and shall have no preference, cumulative, preemptive, appraisal, conversion or exchange rights. The Directors are hereby expressly authorized, from time to time, to classify or reclassify and issue any unissued Common Shares by setting or changing the number, designation, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of any such Common Shares and, in such event, the Company shall file for record with the State Department of Assessments and Taxation of Maryland articles supplementary in substance and form as prescribed by Title 2 of the MGCL. Except as otherwise provided by the Board of Directors upon such terms and conditions as may be specified by the Board of Directors, holders of Common Shares shall not have the rights of objecting stockholders under Title 3, Subtitle 2 of the MGCL.

(iii) Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any distribution of the assets of the Company in liquidation, the aggregate assets available for distribution to holders of the Common Shares shall be determined in accordance with applicable law. Subject to Section 7.8(vi) hereof, each holder of Common Shares shall be entitled to receive, ratably with each other holder of Common Shares, that portion of such aggregate assets available for distribution to the Common Shares as the number of the outstanding Common Shares held by such holder bears to the total number of outstanding Common Shares.

(iv) Voting Rights. Except as may be provided in the Articles of Incorporation, and subject to the express terms of any series of Preferred Shares, the holders of the Common Shares shall have the exclusive right to vote on all matters (as to which a common Stockholder shall be entitled to vote pursuant to applicable law) at all meetings of the Stockholders of the Company, and shall be entitled to one (1) vote for each Common Share entitled to vote at such meeting.

SECTION 7.4 Preferred Shares. The Directors are hereby expressly authorized, from time to time, to authorize and issue one or more series of Preferred Shares. Prior to the issuance of each such series, the Board of Directors, by resolution, shall fix the number of shares to be included in each series, and the terms, rights, restrictions and qualifications of the shares of each series. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

(i) The designation of the series, which may be by distinguishing number, letter or title.

(ii) The dividend rate on the shares of the series, if any, whether any dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of the series.

(iii) The redemption rights, including conditions and the price or prices, if any, for shares of the series.

(iv) The terms and amounts of any sinking fund for the purchase or redemption of shares of the series.

(v) The rights of the shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, and the relative rights of priority, if any, of payment of shares of the series.

(vi) Whether the shares of the series shall be convertible into shares of any other class or series, or any other security, of the Company or any other corporation or other entity, and, if so, the specification of such other class or series of such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates on which such shares shall be convertible and all other terms and conditions upon which such conversion may be made.

(vii) Restrictions on the issuance of shares of the same series or of any other class or series.

(viii) The voting rights of the holders of shares of the series subject to the limitations contained in this Section 7.4.

(ix) Any other relative rights, preferences and limitations on that series.

Subject to the express provisions of any other series of Preferred Shares then outstanding, and notwithstanding any other provision of the Articles of Incorporation, the Board of Directors may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares, or alter the designation or classify or reclassify any unissued shares of a particular series of Preferred Shares, by fixing or altering, in one or more respects, from time to time before issuing the shares, the terms, rights, restrictions and qualifications of the shares of any such series of Preferred Shares.

SECTION 7.5 General Nature of Equity Shares. All Equity Shares shall be personal property entitling the Stockholders only to those rights provided in the Articles of Incorporation, the MGCL or in the resolution creating any class or series of such shares. The legal ownership of the Company Property and the right to conduct the business of the Company are vested exclusively in the Directors; the Stockholders shall have no interest therein other than the interest in the Company conferred by their Equity Shares and shall have no right to compel any partition, division, dividend or Distribution of the Company or any of the Company Property. The death of a

Stockholder shall not terminate the Company or give his legal representative any rights against other Stockholders, the Directors or the Company Property, except the right, exercised in accordance with applicable provisions of the Bylaws, to require the Company to reflect on its books the change in ownership of the Equity Shares. Holders of Equity Shares shall not have any preemptive or other right to purchase or subscribe for any class of securities of the Company which the Company may at any time issue or sell.

SECTION 7.6 No Issuance of Share Certificates. The Company shall not issue share certificates except ~~to Stockholders who make a written request to the Company~~as otherwise provided by the Board of Directors. A Stockholder’s investment shall be recorded on the books of the Company. To transfer his or her Equity Shares, a Stockholder shall submit an executed form to the Company, which form shall be provided by the Company upon request. Such transfer will also be recorded on the books of the Company.

SECTION 7.7 Restrictions on Ownership and Transfer.

(i) Definitions. For purposes of Sections 7.7 and 7.8 and any other provision of the Articles of Incorporation, the following terms shall have the meanings set forth below:

“Acquire” shall mean the acquisition of Beneficial Ownership or Constructive Ownership of Equity Shares by any means, including, without limitation, the exercise of any rights under any option, warrant, convertible security, pledge or other security interest or similar right to acquire Equity Shares, but shall not include the acquisition of any such rights unless, as a result, the acquirer would be considered a Beneficial Owner or a Constructive Owner. The terms “Acquires” and “Acquisition” shall have correlative meanings.

“Beneficial Ownership” when used with respect to ownership of Equity Shares by any Person, shall mean ownership of Equity Shares which are (a) directly owned by such Person, (b) indirectly owned by such Person for purposes of Section 542(a)(2) of the Code, taking into account the constructive ownership rules of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code or (c) beneficially owned by such Person pursuant to Rule 13d-3 under the Exchange Act. Whenever a Person Beneficially Owns Equity Shares that are not actually outstanding (e.g., shares issuable upon the exercise of an option or convertible security) (“Option Shares”), then, whenever the Articles of Incorporation require a determination of the percentage of outstanding shares of a class of Equity Shares Beneficially Owned by that Person, the Option Shares Beneficially Owned by that Person shall also be deemed to be outstanding. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have correlative meanings.

“Beneficiary” shall mean, with respect to any Excess Shares Trust, one or more organizations described in each of Section 170(b)(1)(A) (other than clauses (vii) and (viii) thereof) and Section 170(c)(2) of the Code that are named by the Company as the beneficiary or beneficiaries of such Excess Shares Trust, in accordance with the provisions of Section 7.8(iv).

“Business Day” shall mean any weekday that is not an official holiday in the State of Florida.

“Constructive Ownership” shall mean ownership of Equity Shares by a Person who is or would be treated as a direct or indirect owner of such Equity Shares through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Own,” “Constructively Owns” and “Constructively Owned” shall have correlative meanings.

“Excepted Holder” shall mean a Stockholder of the Company for whom an Excepted Holder Limit is created by the Board of Directors of the Company pursuant to Section 7.7(iv)(b) hereof.

“Excepted Holder Limit” shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors of the Company pursuant to Section 7.7(iv)(b), the ownership limit with respect to the Equity Shares of the Company established by the Board of Directors of the Company pursuant to Section 7.7(iv)(b) for or in respect of such holder.

“Excess Shares Trust” shall mean any separate trust created and administered in accordance with the terms of Section 7.8(iv) for the exclusive benefit of any Beneficiary.

“Individual” shall mean (a) an “individual” within the meaning of Section 542(a)(2) of the Code, as modified by Section 856(h)(3) of the Code and/or (b) any beneficiary of a “qualified trust” (as defined in Section 856(h)(3)(E) of the Code) which qualified trust is eligible for look-through treatment under Section 856(h)(3)(A) of the Code for purposes of determining whether a REIT is closely held under Section 856(a)(6) of the Code.

“Market Price” shall mean, until the Common Shares are Listed, the price per Common Share if Equity Shares have been sold during the prior quarter pursuant to a registration statement filed with the Commission and otherwise a price per Common Share determined on the basis of a quarterly valuation of the Company’s assets. Upon Listing, market price shall mean the average of the Closing Prices for the ten (10) consecutive Trading Days immediately preceding such day (or those days during such ten (10)-day period for which Closing Prices are available). The “Closing Price” on any date shall mean (a) where there exists a public market for the Company’s Common Shares, the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Shares are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Shares are listed or admitted to trading or, if the Common Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the OTC Bulletin Board (the “OTCBB”) or, if such system is no longer in use, the principal other automated quotation system that may then be in use or (b) if no public market for the Common Shares exists, the Closing Price will be determined by a single, independent appraiser selected by the Board of Directors of the Company which appraiser shall appraise the Market Price for such Common Shares within such guidelines as shall be determined by the Board of Directors of the Company.

“Non-Transfer Event” shall mean an event other than a purported Transfer that would cause any Person to Beneficially Own or Constructively Own a greater number of Equity Shares than such Person Beneficially Owned or Constructively Owned immediately prior to such event. Non-Transfer Events include, but are not limited to, (a) the granting of any option or entering into any agreement for the sale, transfer or other disposition of shares (or of Beneficial Ownership of shares) of Equity Shares or (b) the sale, transfer, assignment or other disposition of interests in any Person or of any securities or rights convertible into or exchangeable for Equity Shares or for interests in any Person that directly or indirectly results in changes in Beneficial Ownership or Constructive Ownership of Equity Shares.

“Ownership Limit” shall mean, with respect to each class or series of Equity Shares, 9.8% (by number or value) of the outstanding shares of such Equity Shares.

“Permitted Transferee” shall mean any Person designated as a Permitted Transferee in accordance with the provisions of Section 7.8(viii).

“Prohibited Owner” shall mean, with respect to any purported Transfer or Non-Transfer Event, any Person who is prevented from becoming or remaining the owner of record title to Equity Shares by the provisions of Section 7.8(i).

“Restriction Termination Date” shall mean the first day on which the Board of Directors of the Company determines that it is no longer in the best interests of the Company to attempt to, or continue to, qualify under the Code as a REIT.

“Subsidiary” shall mean any direct or indirect subsidiary, whether a corporation, partnership, limited liability company or other entity, of the Company.

“Trading Day” shall mean a day on which the principal national securities exchange on which any of the Common Shares are listed or admitted to trading is open for the transaction of business or, if none of the Common Shares are listed or admitted to trading on any national securities exchange, any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

“Transfer” (as a noun) shall mean any sale, transfer, gift, assignment, devise or other disposition of shares (or of Beneficial Ownership of shares) of Equity Shares (including but not limited to the initial issuance of Common Shares by the Company), whether voluntary or involuntary, whether of record, constructively or beneficially and whether by operation of law or otherwise. “Transfer” (as a verb) shall have the correlative meaning.

“Trustee” shall mean any Person or entity, unaffiliated with both the Company and any Prohibited Owner (and, if different than the Prohibited Owner, the Person who would have had Beneficial Ownership of the Equity Shares that would have been owned of record by the Prohibited Owner), designated by the Company to act as trustee of any Excess Shares Trust, or any successor trustee thereof.

(ii) Restriction on Ownership and Transfer.

(a) Except as provided in Section 7.7(iv)(a), until the Restriction Termination Date, any Transfer of Equity Shares that, if effective, would cause the Company to Constructively Own a ten percent (10%) or greater ownership interest in a tenant of the Company or any direct or indirect Subsidiary of the Company within the meaning of Section 856(d)(2)(B) of the Code (other than a tenant that is a “taxable REIT subsidiary” (within the meaning of Section 856(l) of the Code) of the Company that satisfies one or more of the exceptions set forth in Section 856(d)(8) of the Code), shall be void ab initio as to the Transfer of that number of Equity Shares that would cause the Company to Constructively Own a ten percent (10%) or greater ownership interest in a tenant of the Company or a Subsidiary within the meaning of Section 856(d)(2)(B) of the Code (other than a tenant that is a “taxable REIT subsidiary” (within the meaning of Section 856(l) of the Code) of the Company that satisfies one or more of the exceptions set forth in Section 856(d)(8) of the Code), and the intended transferee shall acquire no rights in such Equity Shares.

(b) (1) Except as provided in Section 7.7(iv)(b), until the Restriction Termination Date, no Person (other than an Excepted Holder) shall Beneficially Own shares of any class or series of Equity Shares in excess of the Ownership Limit and no Excepted Holder shall Beneficially Own shares of any class or series of Equity Shares in excess of the Excepted Holder Limit for such Excepted Holder.

(2) Except as provided in Section 7.7(iv)(b), until the Restriction Termination Date, any purported Transfer that, if effective, would result in any Person (other than an Excepted Holder) Beneficially Owning shares of any class or series of Equity Shares in excess of the Ownership Limit shall be void ab initio as to the Transfer of that number of Equity Shares which would be otherwise Beneficially Owned by such Person in excess of the Ownership Limit, and the intended transferee shall acquire no rights in such Equity Shares.

(3) Except as provided in Section 7.7(iv)(b), until the Restriction Termination Date, any purported Transfer that, if effective, would result in any Excepted Holder Beneficially Owning shares of any class or series of Equity Shares in excess of the applicable Excepted Holder Limit shall be void ab initio as to the Transfer of that number of Equity Shares which would be otherwise Beneficially Owned by such Excepted Holder in excess of the applicable Excepted Holder Limit established for such Excepted Holder by the Board of Directors of the Company pursuant to Section 7.7(iv)(b), and the intended transferee shall acquire no rights in such Equity Shares.

(4) Notwithstanding anything to the contrary set forth herein, the provisions of this Section 7.7(ii)(b) shall be applied only insofar as may be necessary to accomplish the intents and purposes of the foregoing.

(c) Until the Restriction Termination Date, any purported Transfer of Equity Shares that, if effective, would result in the Company being “closely held” within the meaning of Section 856(h) of the Code shall be void ab initio as to the Transfer of that number of Equity Shares that would cause the Company to be “closely held” within the meaning of Section 856(h) of the Code, and the intended transferee shall acquire no rights in such Equity Shares.

(d) Until the Restriction Termination Date, any purported Transfer that, if effective, would result in Equity Shares being beneficially owned by fewer than 100 persons for purposes of Section 856(a)(5) of the Code shall be void ab initio and the intended transferee shall acquire no rights in such Equity Shares.

(e) Except as provided in Section 7.7(iv)(a), until the Restriction Termination Date, any purported Transfer that, if effective, would (1) cause any Person (other than a “taxable REIT subsidiary” (within the meaning of Section 856(l) of the Code) of the Company) who renders or furnishes services to one or more tenants of the Company or a Subsidiary which are not “related” to the Company within the meaning of Section 856(d)(2)(B)(i) of the Code (determined without regard to the provisions of Section 856(d)(8) of the Code), to be other than an “independent contractor” for purposes of Section 856(d)(3) of the Code, or (2) cause any Person who renders or furnishes services to a “taxable REIT subsidiary” of the Company which leases directly or indirectly from the Company a “qualified lodging facility” or a “qualified health care property” (each within the meaning of Section 856(d)(8)(B) of the Code) to be other than an “eligible independent contractor” within the meaning of Section 856(d)(9) of the Code, shall be void ab initio as to the Transfer of that number of Equity Shares that would cause such Person to be other than an “independent contractor” for purposes of Section 856(d)(3) of the Code or an “eligible independent contractor” within the meaning of Section 856(d)(9) of the Code, as applicable, and the intended transferee shall acquire no rights in such Equity Shares.

(iii) Owners Required to Provide Information.

Until the Restriction Termination Date:

(a) Every record owner of more than five percent (5%), or such lower percentages as is then required pursuant to regulations under the Code, of the outstanding shares of any class or series of Equity Shares of the Company shall, no later than January 30 of each year, provide to the Company a written statement or affidavit stating the name and address of such record owner, the number of Equity Shares owned by such record owner, and a description of how such shares are held. Each such record owner shall provide to the Company such additional information as the Company may request in order to determine the effect, if any, of such ownership on the Company’s status as a REIT and to ensure compliance with the Ownership Limit.

(b) Each Person who is a Beneficial Owner of Equity Shares and each Person (including the stockholder of record) who is holding Equity Shares for a Beneficial Owner shall, within thirty (30) days of receiving written request from the Company therefor, provide to the Company a written statement or affidavit stating the name and address of such Beneficial Owner, the number of Equity Shares Beneficially Owned by such Beneficial Owner, a description of how such shares are held, and such other information as the Company may request in order to determine the Company’s status as a REIT and to ensure compliance with the Ownership Limit.

(iv) Exceptions.

(a) The Board of Directors of the Company, upon receipt of a ruling from the Internal Revenue Service or an opinion of counsel or other evidence or undertakings acceptable to the Board of Directors of the Company, may, in its sole discretion, waive the application of Section 7.7(ii)(a) or Section 7.7(ii)(e) to a Person subject, as the case may be, to any such limitations on Transfer, provided that (1) the Board of Directors of the Company obtains such representations and undertakings from such Person as are reasonably necessary (as determined by the Board of Directors of the Company), if any, to ascertain that such Person’s Beneficial Ownership or Constructive Ownership of Equity Shares will not now or in the future result in the Company failing to satisfy the gross income limitations provided for in Sections 856(c)(2) and (3) of the Code and (2) insofar as required by the Board of Directors of the Company, such Person agrees in writing that any violation or attempted violation of (A) such other limitation as the Board of Directors of the Company may establish at the time of such waiver with respect to such Person or (B) such other restrictions and conditions as the Board of Directors of the Company may in its sole discretion impose at the time of such waiver with respect to such Person, will result, as of the time of such violation even if discovered after such violation, in the designation of such shares in excess of the original limit applicable to such Person as Excess Shares subject to the treatment provided in Section 7.8(i).

(b) The Board of Directors of the Company, upon receipt of a ruling from the Internal Revenue Service or an opinion of counsel or other evidence or undertakings acceptable to the Board of Directors of the Company, may, in its sole discretion, waive the application of the Ownership Limit to a Person otherwise subject to any such limit, provided that (1) the Board of Directors of the Company obtains such representations and undertakings from such Person as are reasonably necessary (as determined by the Board of Directors of the Company), if any, to ascertain that such Person’s Beneficial Ownership or Constructive Ownership of Equity Shares will not now or in the future (A) result in the Company being “closely held” within the meaning of Section 856(h) of the Code, (B) cause the Company to Constructively Own a ten percent (10%) or greater ownership interest in a tenant of the Company or a Subsidiary within the meaning of Section 856(d)(2)(B) of the Code (other than a

“taxable REIT subsidiary” (within the meaning of Section 856(l) of the Code) of the Company that satisfies one or more of the exceptions set forth in Section 856(d)(8) of the Code) and to fail either the seventy-five percent (75%) gross income test of Section 856(c)(3) of the Code or the ninety-five percent (95%) gross income test of Section 856(c)(2) of the Code, (C) result in the Equity Shares of the Company being beneficially owned by fewer than 100 persons within the meaning of Section 856(a)(5) of the Code, or (D) cause the Company to receive “impermissible tenant service income” within the meaning of Section 856(d)(7) of the Code, and (2) such Person provides to the Board of Directors of the Company such representations and undertakings, if any, as the Board of Directors of the Company, may in its sole and absolute discretion, require (including, without limitation, an agreement as to a reduced Ownership Limit or Excepted Holder Limit for such Person with respect to the Beneficial Ownership of one or more other classes of Equity Shares not subject to the exception), and, insofar as required by the Board of Directors of the Company, such Person agrees in writing that any violation or attempted violation of (A) such other limitation as the Board of Directors of the Company may establish at the time of such waiver with respect to such Person or (B) such other restrictions and conditions as the Board of Directors of the Company may in its sole discretion impose at the time of such waiver with respect to such Person, will result, as of the time of such violation even if discovered after such violation, in the designation of such shares in excess of the original limit applicable to such Person as Excess Shares subject to the treatment provided in Section 7.8(i).

(c) The Board of Directors of the Company may only reduce the Excepted Holder Limit for an Excepted Holder (1) with the written consent of such Excepted Holder at any time or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Ownership Limit. Notwithstanding the foregoing, nothing in this Section 7.7(iv)(c) is intended to limit or modify the restrictions on ownership contained in Section 7.7(ii)(b) and the authority of the Board of Directors of the Company under Section 7.7(iv)(a).

(v) Public Market. Notwithstanding any provision contained herein to the contrary, nothing in the Articles of Incorporation shall preclude the settlement of any transaction entered into through the facilities of any national securities exchange or any automated quotation system. In no event, however, shall the existence or application of the preceding sentence have the effect of deterring or preventing the designation of Equity Shares as Excess Shares as contemplated herein.

(vi) Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 7.7, including any definition contained in Section 7.7(i) above, the Board of Directors of the Company shall have the power and authority, in its sole discretion, to determine the application of the provisions of this Section 7.7 with respect to any situation based on the facts known to it.

(vii) Remedies Not Limited. Except as set forth in Section 7.7(v) above, nothing contained in this Section 7.7 or Section 7.8 shall limit the authority of the Company to take such other action as it deems necessary or advisable to protect the Company and the interests of its stockholders by preservation of the Company’s status as a REIT and to ensure compliance with the Ownership Limit or the Excepted Holder Limit.

(viii) Notice to Stockholders Upon Issuance or Transfer. Upon issuance or transfer of Equity Shares, the Company shall provide the recipient with a notice containing information about the shares purchased or otherwise transferred, in lieu of issuance of a share certificate, in a form substantially similar to the following:

“The securities issued or transferred are subject to restrictions on transfer and ownership for the purpose of maintenance of the Company’s status as a real estate investment trust (a “REIT”) under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the “Code”). Except as otherwise provided pursuant to the Articles of Incorporation of the Company, no Person may (a) Beneficially or Constructively Own Common Shares of the Company in excess of 9.8% (or such greater percent as may be determined by the Board of Directors of the Company) of the outstanding Common Shares; (b) Beneficially or Constructively Own shares of any series of Preferred Shares of the Company in excess of 9.8% (or such greater percent as may be determined by the Board of Directors of the Company) of the outstanding shares of such series of Preferred Shares; or (c) Beneficially or Constructively Own Common Shares or Preferred Shares (of any class or series) which would result in the Company being “closely held” under Section 856(h) of the Code or which otherwise would cause the Company to fail to qualify as a REIT. Any Person who has Beneficial or Constructive Ownership, or who Acquires or

attempts to Acquire Beneficial or Constructive Ownership, of Common Shares and/or Preferred Shares in excess of the above limitations must immediately notify the Company in writing or, in the event of a proposed or attempted Transfer or Acquisition or purported change in Beneficial or Constructive Ownership, must give written notice to the Company at least 15 days prior to the proposed or attempted Transfer, transaction or other event. Any purported Transfer of Common Shares and/or Preferred Shares which results in violation of the ownership or transfer limitations set forth in the Company’s Articles of Incorporation shall be void ab initio and the intended transferee shall not have or acquire any rights in such Common Shares and/or Preferred Shares. If the transfer and ownership limitations referred to herein are violated, the Common Shares or Preferred Shares represented hereby will constitute Excess Shares to the extent of violation of such limitations, and such Excess Shares will be automatically transferred to an Excess Shares Trust, all as provided by the Articles of Incorporation of the Company. All defined terms used in this legend have the meanings identified in the Company’s Articles of Incorporation, as the same may be amended from time to time, a copy of which, including the restrictions on transfer, will be sent without charge to each Stockholder who so requests.”

SECTION 7.8 Excess Shares.

(i) Excess Shares.

(a) If, notwithstanding the other provisions contained in the Articles of Incorporation, prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event such that any Person (other than an Excepted Holder) would Beneficially Own shares of any class or series of Equity Shares in excess of the Ownership Limit, or such that any Person that is an Excepted Holder would Beneficially Own shares of any class or series of Equity Shares in excess of the applicable Excepted Holder Limit, then, except as otherwise provided in Section 7.7(iv), (1) the purported transferee shall be deemed to be a Prohibited Owner except as otherwise provided in this Section 7.8 and shall acquire no right or interest (or, in the case of a Non-Transfer Event, the Person holding record title to the Equity Shares Beneficially Owned by such Beneficial Owner shall cease to own any right or interest) in such number of Equity Shares the ownership of which by a Beneficial Owner would cause (A) a Person to Beneficially Own shares of any class or series of Equity Shares in excess of the Ownership Limit or (B) an Excepted Holder to Beneficially Own shares of any class or series of Equity Shares in excess of the applicable Excepted Holder Limit, as the case may be, (2) such number of Equity Shares in excess of the Ownership Limit or the applicable Excepted Holder Limit, as the case may be (rounded up to the nearest whole share), shall automatically be exchanged for “Excess Shares” and shall be treated as provided in this Section 7.8 and (3) the Prohibited Owner shall submit the certificates, if any, representing such number of Equity Shares to the Company, accompanied by all requisite and duly executed assignments of transfer thereof, for registration in the name of the Trustee of the Excess Shares Trust. Such designation and treatment shall be effective as of the close of trading on the Business Day prior to the date of the purported Transfer or Non-Transfer Event, as the case may be, even though the certificates, if any, representing such Equity Shares may be submitted to the Company at a later date.

(b) If, notwithstanding the other provisions contained in the Articles of Incorporation, (1) prior to the Restriction Termination Date there is a purported Transfer or Non-Transfer Event that, if effective, would result in the Company being “closely held” within the meaning of Section 856(h) of the Code, (2) prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event that, if effective, would cause the Company to Constructively Own a ten percent (10%) or greater ownership interest in a tenant of the Company or a Subsidiary for purposes of Section 856(d)(2)(B) of the Code (other than a tenant that is a “taxable REIT Subsidiary” (within the meaning of Section 856(l) of the Code) of the Company that satisfies one or more of the exceptions set forth in Section 856(d)(8) of the Code), (3) prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event, that, if effective, would result in the Equity Shares being beneficially owned by fewer than 100 persons for purposes of Section 856(a)(5) of the Code, or (4) prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event that, if effective, would (A) cause any Person (other than a “taxable REIT subsidiary” (within the meaning of Section 856(l) of the Code) of the Company) who renders or furnishes services to one or more tenants of the Company or a Subsidiary which are not “related” to the Company within the meaning of Section 856(d)(2)(B)(i) of the Code (determined without regard to the provisions of Section 856(d)(8) of the Code), to be other than an “independent contractor” for purposes of Section 856(d)(3) of the Code, or (B) cause any Person who renders or furnishes services to a “taxable REIT subsidiary” of the Company which leases, directly or indirectly from the Company, a “qualified lodging facility” or a “qualified health care property” within the meaning of Section 856(d)(8)(B) of the Code, to be other than an “eligible independent contractor” within the meaning of Section 856(d)(9) of the Code, then, except to the extent a waiver was obtained with respect to such restriction pursuant to Section 7.7(iv), (X) the purported transferee shall be deemed to be a Prohibited Owner and except as otherwise provided in this Section 7.8 shall acquire no right or interest (or, in the case of a Non-Transfer Event, the Person holding record title of the Equity Shares with respect to which such Non-Transfer Event occurred shall cease to own any right or interest) in such number of Equity Shares, the ownership of which by such purported transferee or record holder would (AA) result in the Company being “closely held” within the meaning of Section 856(h) of the Code, (BB) cause the Company to Constructively Own a ten percent (10%) or greater ownership interest in a tenant of the Company or a Subsidiary for purposes of Section 856(d)(2)(B) of the Code (other than a “taxable REIT Subsidiary” (within the meaning of Section 856(l) of the Code) of the Company that satisfies one or more of the exceptions set forth in Section 856(d)(8) of the Code), (CC) result in the Equity Shares being beneficially owned by fewer than 100 persons for purposes of Section 856(a)(5) of the Code, or (DD)(i) cause any Person (other than a “taxable REIT subsidiary” (within the meaning of Section 856(l) of the Code) of the Company) who renders or furnishes services to one or more tenants of the Company or a Subsidiary which are not “related” to the Company within the meaning of Section 856(d)(2)(B)(i) of the Code (determined without regard to the provisions of Section 856(d)(8) of the Code), to be other than an “independent contractor” for purposes of Section 856(d)(3) of the Code, or (ii) cause any Person who renders or furnishes services to a “taxable REIT subsidiary” of the Company which leases from the Company, directly or indirectly, a “qualified lodging facility” or a “qualified health care property” within the meaning of Section 856(d)(8)(B) of the Code, to be other than an “eligible independent contractor” within the meaning of Section 856(d)(9) of the Code, (Y) such number of Equity Shares (rounded up to the nearest whole share) shall constitute “Excess Shares” and shall be treated as provided in this Section 7.8 and (Z) the Prohibited Owner shall submit certificates, if any, representing such number of Equity Shares to the Company, accompanied by all requisite and duly executed assignments of transfer thereof, for registration in the name of the Trustee of the Excess Shares Trust. Such designation and treatment shall be effective as of the close business on the Business Day prior to the date of the purported Transfer or Non-Transfer Event, as the case may be, even though the certificates, if any, representing such Equity Shares may be submitted to the Company at a later date.

(ii) Remedies for Breach. If the Company, or its designees, shall at any time determine in good faith that a Transfer has taken place in violation of Section 7.7(ii) or that a Person intends to Acquire or has attempted to Acquire Beneficial Ownership or Constructive Ownership of any Equity Shares in violation of Section 7.7(ii), the Company shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or Acquisition, including, but not limited to, refusing to give effect to such Transfer on the stock transfer books of the Company or instituting proceedings to enjoin such Transfer or Acquisition, but the failure to take any such action shall not affect the automatic designation of Equity Shares as Excess Shares and their transfer to an Excess Shares Trust in accordance with Section 7.8(i) and Section 7.8(iv).

(iii) Notice of Restricted Transfer. Any Person who Acquires or attempts to Acquire Equity Shares in violation of Section 7.6(ii), or any Person whose Equity Shares were designated as Excess Shares and transferred to an Excess Shares Trust pursuant to Sections 7.8(i) and 7.8(iv), shall immediately give written notice to the Company, or, in the event of a proposed or attempted Transfer, Acquisition or purported change in Beneficial Ownership or Constructive Ownership, shall give at least fifteen (15) days prior written notice to the Company, of such event and shall provide to the Company such other information as the Company, in its sole discretion, may request in order to determine the effect, if any, of such Transfer, Acquisition, or Non-Transfer Event, as the case may be, on the Company’s status as a REIT.

(iv) Ownership in Excess Shares Trust. Upon any purported Transfer, Acquisition, or Non-Transfer Event that results in Excess Shares pursuant to Section 7.8(i), such Excess Shares shall be automatically and by operation of law transferred to one or more Trustees as trustee of one or more Excess Shares Trusts to be held for the exclusive benefit of one or more Beneficiaries. Any designation of Equity Shares as Excess Shares and transfer to an Excess Shares Trust shall be effective as of the close of business on the Business Day prior to the date of the purported Transfer, Acquisition or Non-Transfer Event that results in the conversion. Excess Shares so held in trust shall remain issued and outstanding shares of capital stock of the Company.

(v) Dividend Rights. Each Excess Share shall be entitled to the same dividends and other distributions (as to both timing and amount) as may be authorized by the Board of Directors and declared by the Company with respect to shares of the same class and series as the Equity Shares that were designated as Excess Shares. The Trustee, as record holder of the Excess Shares, shall be entitled to receive all dividends and other distributions and shall hold all such dividends and other distributions in trust for the benefit of the Beneficiary. The

Prohibited Owner with respect to such Excess Shares shall repay to the Excess Shares Trust the amount of any dividends or other distributions received by it (a) that are attributable to any Equity Shares that have been designated as Excess Shares and (b) which were distributed by the Company to stockholders of record on a record date which was on or after the date that such shares were designated as Excess Shares. The Company shall have the right to take all measures that it determines reasonably necessary to recover the amount of any such dividend or other distribution paid to a Prohibited Owner, including, if necessary, withholding any portion of future dividends or other distributions payable on Equity Shares Beneficially Owned by the Person who, but for the provisions of Sections 7.7 and 7.8, would Constructively Own or Beneficially Own the Equity Shares that were designated as Excess Shares; and, as soon as reasonably practicable following the Company’s receipt or withholding thereof, shall pay over to the Excess Shares Trust for the benefit of the Beneficiary the dividends so received or withheld, as the case may be.

(vi) Rights upon Liquidation. In the event of any voluntary or involuntary liquidation of, or winding up of, or any distribution of the assets of, the Company, each holder of Excess Shares shall be entitled to receive, ratably with each holder of Equity Shares of the same class and series as the shares which were designated as Excess Shares and other holders of such Excess Shares, that portion of the assets of the Company that is available for distribution to the holders of such Equity Shares. The Excess Shares Trust shall distribute to the Prohibited Owner the amounts received upon such liquidation, dissolution, winding up or distribution; provided, however, that the Prohibited Owner shall not be entitled to receive amounts in excess of, in the case of a purported Transfer or Acquisition in which the Prohibited Owner gave value for Equity Shares and which Transfer or Acquisition resulted in Excess Shares, the product of (a) the price per share, if any, such Prohibited Owner paid for the Equity Shares and (b) the number of Equity Shares which were so designated as Excess Shares and held by the Excess Shares Trust, and, in the case of a Non-Transfer Event or purported Transfer or Acquisition in which the Prohibited Owner did not give value for such shares (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or purported Transfer or Acquisition, as the case may be, resulted in Excess Shares, the product of (1) the price per share equal to the Market Price for the shares that were so designated as such Excess Shares on the date of such Non-Transfer Event or purported Transfer or Acquisition and (2) the number of Equity Shares which were so designated as Excess Shares. Any remaining amount in such Excess Shares Trust shall be distributed to the Beneficiary; provided, however, that in the event of any voluntary or involuntary liquidation of, or winding up of, or any distribution of the Assets of, the Company that occurs during the period in which the Company has the right to accept the offer to purchase Excess Shares under Section 7.8(x) hereof (but with respect to which the Company has not yet accepted such offer), then (A) the Company shall be deemed to have accepted such offer immediately prior to the time at which the liquidating distribution is to be determined for the holders of Equity Shares of the same class and series as the shares which were designated as Excess Shares (or such earlier time as is necessary to permit such offer to be accepted) and to have simultaneously purchased such shares at the price per share set forth in Section 7.8(x), (B) the Prohibited Owner with respect to such Excess Shares shall receive in connection with such deemed purchase the compensation amount set forth Section 7.8(ix) (as if such shares were purchased by the Company directly from the Excess Shares Trust), (C) the amount, if any, by which the deemed purchase price exceeds such compensation amount shall be distributed to the Beneficiary and (D) accordingly, any amounts that would have been distributed with respect to such Excess Shares in such liquidation, winding-up or distribution (if such deemed purchase had not occurred) in excess of the deemed purchase price shall be distributed to the holders of the Equity Shares and holders of Excess Shares resulting from such Equity Shares entitled to such distribution.

(vii) Voting Rights. The holders of Excess Shares shall not be entitled to voting rights with respect to such shares. Any vote by a Prohibited Owner as a purported holder of Equity Shares prior to the discovery by the Company that such Equity Shares have been designated as Excess Shares shall, subject to applicable law, be rescinded and shall be void ab initio with respect to such Excess Shares; provided, however, that if the Company has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind such vote.

(viii) Designation of Permitted Transferee.

(a) As soon as practicable after the Trustee acquires Excess Shares, but in an orderly fashion so as not to materially adversely affect the price of Equity Shares, the Trustee shall designate one or more Persons as Permitted Transferees and sell to such Permitted Transferees any Excess Shares held by the Trustee; provided, however, that (1) any Permitted Transferee so designated purchases for valuable consideration (whether in a public or private sale) the Excess Shares and (2) any Permitted Transferee so designated may acquire such Excess

Shares without violating any of the restrictions set forth in Section 7.7(ii) (assuming for this purpose the automatic re-designation of such Excess Shares into Equity Shares pursuant to clause (b) below) and without such acquisition resulting in the re-designation of the Equity Shares underlying the Excess Shares so acquired as Excess Shares and the transfer of such shares to an Excess Shares Trust pursuant to Sections 7.8(i) and 7.8(iv). The Trustee shall have the exclusive and absolute right to designate Permitted Transferees of any and all Excess Shares. Prior to any transfer by the Trustee of Excess Shares to a Permitted Transferee, the Trustee shall give not less than five (5) Business Days’ prior written notice to the Company of such intended transfer to enable the Company to determine whether to exercise or waive its purchase rights under Section 7.8(x). No such transfer by the Trustee of Excess Shares to a Permitted Transferee shall be consummated unless the Trustee has received a written waiver of the Company’s purchase rights under Section 7.8(x).

(b) Upon the designation by the Trustee of a Permitted Transferee and compliance with the provisions of this Section 7.8(viii), the Trustee shall cause to be transferred to the Permitted Transferee the Excess Shares acquired by the Trustee pursuant to Section 7.8(iv). Upon such transfer of Excess Shares to the Permitted Transferee, such Excess Shares shall no longer constitute Excess Shares. The Trustee shall (1) cause to be recorded on the stock transfer books of the Company that the Permitted Transferee is the holder of record of such number of Equity Shares, and (2) distribute to the Beneficiary any and all amounts held with respect to such Excess Shares after making payment to the Prohibited Owner pursuant to Section 7.8(ix).

(c) If the Transfer of Excess Shares to a purported Permitted Transferee would or does violate any of the transfer restrictions set forth in Section 7.7(ii) (assuming for this purpose that such Excess Shares shall no longer constitute Excess Shares pursuant to clause (b) above), such Transfer shall be void ab initio as to that number of Excess Shares that cause the violation of any such restriction when such shares are not Excess Shares (as described in clause (b) above) and the purported Permitted Transferee shall be deemed to be a Prohibited Owner and shall acquire no rights in such Excess Shares and such shares shall be automatically re-designated as Excess Shares and transferred to the Excess Shares Trust from which they were originally Transferred. Such designation and transfer to the Excess Shares Trust shall be effective as of the close of trading on the Business Day prior to the date of the Transfer to the purported Permitted Transferee and the provisions of this Section 7.8 shall apply to such shares, including, without limitation, the provisions of Sections 7.8(viii) through 7.8(x) with respect to any future Transfer of such shares by the Excess Shares Trust.

(ix) Compensation to Record Holder of Excess Shares. Any Prohibited Owner shall be entitled (following acquisition of the Excess Shares and subsequent designation of and sale of Excess Shares to a Permitted Transferee in accordance with Section 7.8(viii) or following the acceptance of the offer to purchase such shares in accordance with Section 7.8(x)) to receive from the Trustee following the sale or other disposition of such Excess Shares the lesser of (a)(1) in the case of a purported Transfer or Acquisition in which the Prohibited Owner gave value for Equity Shares and which Transfer or Acquisition resulted in the Excess Shares, the product of (A) the price per share, if any, such Prohibited Owner paid for the Equity Shares and (B) the number of Equity Shares which were so designated as Excess Shares and (2) in the case of a Non-Transfer Event or purported Transfer or Acquisition in which the Prohibited Owner did not give value for such shares (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or purported Transfer or Acquisition, as the case may be, resulted in the Excess Shares, the product of (A) the price per share equal to the Market Price for the shares that were designated as Excess Shares on the date of such Non-Transfer Event or purported Transfer or Acquisition and (B) the number of Equity Shares which were so designated, (b) the proceeds received by the Trustee from the sale or other disposition of such Excess Shares in accordance with Section 7.8(viii) or Section 7.8(x) or (c) the pro-rata amount of such Prohibited Owner’s initial capital investment in the Company properly allocated to such Excess Shares (determined by multiplying the Prohibited Owner’s total initial capital investment in the Company by a fraction, the numerator of which is the number of shares of the Prohibited Owner’s Excess Shares and the denominator of which is the total number of Equity Shares held (or purported to be held) by the Prohibited Owner immediately prior to such designation as Excess Shares (including such Excess Shares)). Any amounts received by the Trustee in respect of such Excess Shares that is in excess of such amounts to be paid to the Prohibited Owner pursuant to this Section 7.8(ix) shall be distributed to the Beneficiary. Each Beneficiary and Prohibited Owner shall be deemed to have waived and, if requested, shall execute a written confirmation of the waiver of, any and all claims that it may have against the Trustee and the Excess Shares Trust arising out of the disposition of Excess Shares, except for claims arising out of the gross negligence or willful misconduct of such Trustee or any failure to make payments in accordance with this Section 7.8 by such Trustee.

(x) Purchase Right in Excess Shares. Excess Shares shall be deemed to have been offered for sale to the Company or its designee, at a price per share equal to the lesser of (a) the price per share of Equity Shares in the transaction that created such Excess Shares (or, in the case of a Non-Transfer Event, Transfer or Acquisition in which the Prohibited Owner did not give value for the shares (e.g., if the shares were received through a gift or devise), the Market Price for the shares that were designated as Excess Shares on the date of such Non-Transfer Event, Transfer or Acquisition or (b) the Market Price for the shares that were designated as Excess Shares on the date the Company, or its designee, accepts such offer. The Company shall have the right to accept such offer for a period of ninety (90) days following the later of (1) the date of the Acquisition, Non-Transfer Event or purported Transfer which results in such Excess Shares or (2) the first to occur of (A) the date the Board of Directors of the Company first determined that an Acquisition, Transfer or Non-Transfer Event resulting in Excess Shares has occurred and (B) the date that the Company received a notice of such Acquisition, Transfer or Non-Transfer Event pursuant to Section 7.8(iii).

(xi) Nothing in this Section 7.8 shall limit the authority of the Board of Directors of the Company to take such other action as it deems necessary or advisable to protect the Company and the interests of its Stockholders in preserving the Company’s status as a REIT.

SECTION 7.9 Severability. If any provision of this Article VII or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions of this Article VII shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

SECTION 7.10 Waiver. The Company shall have authority at any time to waive the requirements that Equity Shares be designated and treated as Excess Shares or be deemed outstanding in accordance with the provisions of this Article VII if the Company determines, based on an opinion of nationally recognized tax counsel, that the designation and treatment of such shares as Excess Shares or the fact that such Excess Shares are deemed to be outstanding, would jeopardize the status of the Company as a REIT (as that term is defined in Section 1.5).

ARTICLE 8

STOCKHOLDERS

SECTION 8.1 ~~Meetings of Stockholders. There shall be an annual meeting of the Stockholders, to be held at such time and place as shall be determined by or in the manner prescribed in the Bylaws, at which the Directors shall be elected and any other proper business may be conducted. The annual meeting will be held at a location convenient to the Stockholders, on a date which is a reasonable period of time following the distribution of the Company’s annual report to Stockholders but not less than thirty (30) days after delivery of such report. The Directors, including the Independent Directors, shall be required to take reasonable steps to insure that this is accomplished. A majority of the votes cast by the holders of Equity Shares present in person or by proxy at an annual meeting at which a quorum is present, shall, without the necessity for concurrence by the Directors, be sufficient to elect the Directors. A quorum shall be fifty percent (50%) of the then outstanding Equity Shares entitled to vote. Special meetings of Stockholders may be called in the manner provided in the Bylaws, including at any time by the secretary of the Company upon the request of Stockholders holding, in the aggregate, not less than ten percent (10%) of the outstanding Equity Shares entitled to vote on any issue proposed to be considered at any such special meeting. If there are no Directors, the officers of the Company shall promptly call a special meeting of the Stockholders entitled to vote for the election of successor Directors. Any meeting may be adjourned and reconvened as the Directors determine or as provided by the Bylaws.~~

~~SECTION 8.2 Voting Rights of Stockholders. Subject to the provisions of any class or series of Equity Shares then outstanding and the mandatory provisions of any applicable laws or regulations, the Stockholders shall be entitled to vote only on the following matters: (i) election or removal of Directors as provided in Sections 2.6 and 8.1 hereof; (ii) amendment of the Articles of Incorporation as provided in Section 10.1 hereof; (iii) dissolution of the Company as provided in Article XI hereof; (iv) merger, consolidation, sale or other disposition of all or substantially all of the Company Property or similar reorganization, as provided in Section 10.2 hereof; and (v) such other matters with respect to which the Board of Directors has adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to the Stockholders for approval or ratification.~~

~~Notwithstanding the foregoing, for so long as the Company is subject to the NASAA REIT Guidelines, the investment limitations set forth in Section 5.6 hereof may not be modified or amended in any manner that would be inconsistent with section V.K. of the NASAA REIT Guidelines. Except with respect to the foregoing matters, no action taken by the Stockholders at any meeting shall in any way bind the Directors. SECTION 8.3~~ Voting Limitations on Equity Shares held by the Advisor, Directors and Affiliates. With respect to Equity Shares owned by the Advisor, the Directors, or any of their Affiliates, neither the Advisor, nor the Directors, nor any of their Affiliates may, prior to Listing, vote or consent on matters submitted to the Stockholders regarding the removal of the Advisor, the Directors or any of their Affiliates or any transaction between the Company and any of them. In determining the requisite percentage in interest of Equity Shares necessary to approve a matter on which the Advisor, Directors and any of their Affiliates may not vote or consent, any Equity Shares owned by any of them shall not be included.

SECTION ~~8.4~~8.2 Extraordinary Actions. Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of Equity Shares entitled to cast a greater number of votes, any such action shall be effective and valid if taken or approved by the affirmative vote of holders of Equity Shares entitled to cast a majority of all the votes entitled to be cast on the matter.

SECTION ~~8.5~~8.3 Right of Inspection. Any Stockholder and any designated representative thereof shall be permitted access to all records of the Company to which he or she is entitled under applicable law at all reasonable times, and may inspect and copy any of them for a reasonable charge. Inspection of the Company books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours.

SECTION ~~8.6 Access to Stockholder List.~~ 8.4 Suitability of Stockholders.

~~(a) An alphabetical list of the names, addresses and telephone numbers of the Stockholders of the Company, along with the number of Equity Shares held by each of them (the “Stockholder List”), shall be maintained as part of the books and records of the Company and shall be available for inspection by any Stockholder or the Stockholder’s designated agent at the home office of the Company upon the request of the Stockholder. The Stockholder List shall be updated at least quarterly to reflect changes in the information contained therein. A copy of such list shall be mailed to any Stockholder so requesting within ten (10) days of the request. The copy of the Stockholder List shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than 10-point type). The Company may impose a reasonable charge for expenses incurred in reproduction pursuant to the Stockholder request. A holder of Common Shares may request a copy of the Stockholder List in connection with matters relating to Stockholders’ voting rights, the exercise of Stockholder rights under federal proxy laws or for any other proper and legitimate purpose.~~

~~(b) If the Advisor or Directors neglect or refuse to exhibit, produce or mail a copy of the Stockholder List as requested, the Advisor and the Directors shall be liable to any Stockholder requesting the list for the costs, including attorneys’ fees, incurred by that Stockholder for compelling the production of the Stockholder List, and for actual damages suffered by any Stockholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Stockholder List is to secure such list of Stockholders or other information for the purpose of selling such list or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a Stockholder relative to the affairs of the Company. The Company may require the Stockholder requesting the Stockholder List to represent that the list is not requested for a commercial purpose unrelated to the Stockholder’s interest in the Company. The remedies provided hereunder to Stockholders requesting copies of the Stockholder List are in addition, to and shall not in any way limit, other remedies available to Stockholders under federal law, or the laws of any state.~~

~~SECTION 8.7 Reports. The Directors, including the Independent Directors, shall take reasonable steps to insure that the Company shall cause to be prepared and mailed or delivered to each Stockholder as of a record date after the end of the fiscal year and each holder of other publicly held securities of the Company within one hundred twenty (120) days after the end of the fiscal year to which it relates an annual report for each fiscal year ending after the Initial Public Offering of its securities which shall include: (i) financial statements prepared in accordance with GAAP which are audited and reported on by independent certified public accountants; (ii) the ratio of the costs of raising capital during the period to the capital raised; (iii) the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and any Affiliate of the Advisor by the Company and including fees or~~

~~changes paid to the Advisor and any Affiliate of the Advisor by third parties doing business with the Company; (iv) the Total Operating Expenses of the Company, stated as a percentage of Average Invested Assets and as a percentage of its Net Income; (v) a report from the Independent Directors that the policies being followed by the Company are in the best interests of its Stockholders and the basis for such determination; (vi) separately stated, full disclosure of all material terms, factors, and circumstances surrounding any and all transactions involving the Company, Directors, Advisors and any Affiliate thereof occurring in the year for which the annual report is made, and the Independent Directors shall be specifically charged with a duty to examine and comment in the report on the fairness of such transactions; and (vii) Distributions to the Stockholders for the period, identifying the source of such Distributions, and if such information is not available at the time of the distribution, a written explanation of the relevant circumstances will accompany the Distributions (with the statement as to the source of Distributions to be sent to Stockholders not later than sixty (60) days after the end of the fiscal year in which the distribution was made).~~

~~SECTION 8.8 Suitability of Stockholders.~~

(i) Income and Net Worth Standards. ~~According to the NASAA REIT Guidelines~~Prior to Listing, Stockholders shall have (a) a minimum annual gross income of $70,000 and a minimum net worth (not including home, home furnishings and automobiles) of $70,000, or (b) a minimum net worth (not including home, home furnishings and automobiles) of $250,000. Suitability standards may vary from state to state. In the case of sales to fiduciary accounts, these minimum standards shall be met by the beneficiary, the fiduciary account, or by the donor or grantor who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary.

(ii) Determination of Suitability of Sale. ~~The~~Prior to Listing, the Sponsor and each Person selling Common Shares on behalf of the Sponsor or the Company shall make every reasonable effort to determine that the purchase of Common Shares is a suitable and appropriate investment for each Stockholder. In making this determination, the Sponsor or each Person selling Common Shares on behalf of the Sponsor or the Company shall ascertain that the prospective Stockholder: (a) meets the minimum income and net worth standards established for the Company; (b) can reasonably benefit from the Company based on the prospective Stockholder’s overall investment objectives and portfolio structure; (c) is able to bear the economic risk of the investment based on the prospective Stockholder’s overall financial situation; and (d) has apparent understanding of (1) the fundamental risks of the investment; (2) the risk that the Stockholder may lose the entire investment; (3) the lack of liquidity of the Common Shares; (4) the restrictions on transferability of the Common Shares; (5) the background and qualifications of the Sponsor or the Advisor; and (6) the tax consequences of the investment.

The Sponsor or each Person selling Common Shares on behalf of the Sponsor or the Company shall make this determination on the basis of information it has obtained from a prospective Stockholder. Relevant information for this purpose will include at least the age, investment objectives, investment experience, income, net worth, financial situation, and other investments of the prospective Stockholder, as well as any other pertinent factors.

The Sponsor or each Person selling Common Shares on behalf of the Sponsor or the Company shall cause to be maintained for at least six years records of the information used to determine that an investment in Shares is suitable and appropriate for a Stockholder.

The Sponsor and each Person selling Common Shares on behalf of the Sponsor or the Company may each rely, for satisfaction of all of its obligations under this Section 8.8(ii), upon (x) the Person directly selling such Shares if that Person is an Financial Industry Regulatory Authority member broker dealer which has entered into a selling agreement with the Sponsor or the Company or their Affiliates or (y) a registered investment adviser that has entered into an agreement with the Sponsor or the Company or their Affiliates to make suitability determinations with respect to the clients of the registered investment adviser who may purchase Shares.

(iii) Minimum Investment. Until the Common Shares are Listed, each issuance of Common Shares shall comply with the requirements regarding minimum initial and subsequent cash investment amounts set forth in the Company’s registration statements filed under the Securities Act for the Offerings of the Company as such registration statements have been amended or supplemented as of the date of such issuance.

SECTION ~~8.9~~8.5 Reinvestment Plan. The Company may adopt a Reinvestment Plan, on the terms and conditions approved by the Directors.

(a) All material information regarding the Distributions reinvested and the effect of reinvesting such Distributions, including the tax consequences thereof, shall be provided to each Stockholder participating in any Reinvestment Plan at least annually.

(b) Each Stockholder participating in any Reinvestment Plan shall have a reasonable opportunity to withdraw from the Reinvestment Plan at least annually after receipt of the information required in subparagraph (i) above.

SECTION ~~8.10~~8.6 Tender Offers. If any Person makes a tender offer, including, without limitation, a “mini-tender” offer, such Person must comply with all of the provisions set forth in Regulation 14D of the Securities Exchange Act of 1934, as amended, including, without limitation, disclosure and notice requirements, that would be applicable if the tender offer was for more than five percent (5%) of the outstanding Securities of the Company, provided, however, that such documents are not required to be filed with the Commission. In addition, any such Person must provide notice to the Company at least ten (10) business days prior to initiating any such tender offer. If any Person initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”), the Company, in its sole discretion, shall have the right to redeem such non-compliant Person’s Equity Shares and any Equity Shares acquired in such tender offer (collectively, the “Tendered Shares”) at a per share price equal to the lowest of (i) the price then being paid per Common Share purchased in the Company’s latest Offering at full purchase price (not discounted for commission or other reductions nor for reductions in sale price permitted pursuant to the Reinvestment Plan), (ii) the fair market value of an Equity Share as determined by an independent valuation obtained by the Company or (iii) the lowest tender offer price offered in such Non-Compliant Tender Offer. The Company may purchase such Tendered Shares upon delivery of the purchase price to the Person initiating such Non-Compliant Tender Offer, and, upon such delivery, the Company may instruct any transfer agent to transfer such purchased shares to the Company. In addition, any Person who makes a Non-Compliant Tender Offer shall be responsible for all expenses incurred by the Company in connection with the enforcement of the provisions of this Section 8.10, including, without limitation, expenses incurred in connection with the review of all documents related to such tender offer and expenses incurred in connection with any purchase of Tendered Shares by the Company. The Company maintains the right to offset any such expenses against the dollar amount to be paid by the Company for the purchase of Tendered Shares pursuant to this Section 8.10. In addition to the remedies provided herein, the Company may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer. This Section 8.10 shall be of no force or effect with respect to any Equity Shares that are then Listed.

SECTION ~~8.11~~8.7 Redemption Plan. The Company may adopt a Redemption Plan on the terms and conditions approved by the Directors. Any Redemption Plan shall allow the Company to repurchase shares if such repurchase does not impair the capital or operations of the Company. No fee may be paid to the Advisor, Sponsors, Directors or their Affiliates in connection with the repurchase of shares.

~~SECTION 8.12 Voting Requirements. The Company may not take advantage of the following permissive provisions of Title 3, Subtitle 8 of the MGCL such that: (i) the Company may not elect to be subject to a two-thirds voting requirement for removing a director and (ii) the Company may not elect to be subject to a majority requirement for the calling of a special meeting of stockholders.~~

ARTICLE 9

LIABILITY OF STOCKHOLDERS, DIRECTORS, ADVISORS AND AFFILIATES; TRANSACTIONS

BETWEEN AFFILIATES AND THE COMPANY

SECTION 9.1 Limitation of Stockholder Liability. No Stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of his being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Company’s assets or the affairs of the Company by reason of his being a Stockholder.

SECTION 9.2 Limitation of Director and Officer Liability; Indemnification.

(i) ~~Subject to the conditions set forth under~~To the maximum extent that Maryland law ~~or in paragraph (iii) or (iv) below, no~~in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former Director or officer of the Company shall be liable to the Company or ~~its~~the Stockholders for money ~~or other damages. Neither the amendment nor repeal of this Section 9.2(i), nor the adoption or amendment of any other provision of the Articles of Incorporation or Bylaws inconsistent with this Section 9.2(i), shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption~~damages.

(ii) ~~Subject to the conditions set forth under~~To the maximum extent permitted by Maryland law ~~or in paragraph (iii) or (iv) below~~in effect from time to time, the Company shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former Director or officer of the Company and who is made or threatened to be made a party to or witness in the proceeding by reason of his or her service in that capacity~~,~~ or (b) any individual who, while a Director or officer of the Company and at the request of the Company, serves or has served as a ~~director~~Director, officer, partner ~~or~~, trustee, member or manager of ~~such~~another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to or witness in the proceeding by reason of his or her service in that capacity ~~or (c) the Advisor or any of its Affiliates or directors or employees of the foregoing acting as an agent of the Company~~. The rights to indemnification and advance of expenses provided by the Articles of Incorporation and the Bylaws shall vest immediately upon election of a Director or officer. The Company may, with the approval of the Board of Directors ~~or any duly authorized committee thereof~~, provide such indemnification and advance for expenses to ~~a person~~an individual who served a predecessor of the Company in any of the capacities described in (a) or (b) above and to any employee or agent of the Company or a predecessor of the Company. The ~~Board may take such action as is necessary to carry out this Section 9.2(ii). No amendment of~~indemnification and payment or reimbursement of expenses provided in the Articles of Incorporation or ~~repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal~~Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise.

(iii) ~~Notwithstanding anything to the contrary contained in paragraph (i) or (ii) above, the Company shall not provide for indemnification of an officer, a Director, the Advisor or any Affiliate of the Advisor (the “Indemnitee”) for any liability or loss suffered by any of them and the Company shall not provide that an Indemnitee be held harmless for any loss or liability suffered by the Company, unless all of the following conditions are met:~~

~~(a) The Indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Company.~~

~~(b) The Indemnitee was acting on behalf of or performing services for the Company.~~

~~(c) Such liability or loss was not the result of (1) negligence or misconduct, in the case that the Indemnitee is an officer, a Director (other than an Independent Director), the Advisor or an Affiliate of the Advisor or a director or employee of the foregoing acting as an agent of the Company or (2) gross negligence or willful misconduct, in the case that the Indemnitee is an Independent Director.~~

~~(d) Such indemnification or agreement to hold harmless is recoverable only out of Net Assets and not from the Stockholders.~~

~~(iv) Notwithstanding anything to the contrary contained in paragraph (i) or (ii) above, the Company shall not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (a) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the Indemnitee; (b) such claims have been dismissed with prejudice on the merits by a court of~~

~~competent jurisdiction as to the Indemnitee; or (c) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Commission and of the published position of any state securities regulatory authority in which Securities were offered or sold as to indemnification for violations of securities laws.~~ Neither the amendment nor repeal of Sections 9.2(i) and/or 9.2(ii) hereof, nor the adoption or amendment of any other provision of the Articles of Incorporation or the Bylaws inconsistent with Sections 9.2(i) and/or 9.2(ii) hereof, shall apply to or affect in any respect the applicability of said sections with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

SECTION 9.3 ~~Payment of Expenses. The Company shall pay or reimburse reasonable legal expenses and other costs incurred by an Indemnitee in advance of final disposition of a proceeding if all of the following are satisfied: (i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company, (ii) the Indemnitee provides the Company with written affirmation of the Indemnitee’s good faith belief that the Indemnitee has met the standard of conduct necessary for indemnification by the Company as authorized by Section 9.2 hereof, (iii) the legal proceeding was initiated by a third party who is not a Stockholder or, if by a Stockholder of the Company acting in his or her capacity as such, a court of competent jurisdiction approves such advancement, and (iv) the Indemnitee provides the Company with a written agreement to repay the amount paid or reimbursed by the Company, together with the applicable legal rate of interest thereon, if it is ultimately determined that the Indemnitee did not comply with the requisite standard of conduct and is not entitled to indemnification. SECTION 9.4~~ Express Exculpatory Clauses in Instruments. Neither the Stockholders nor the Directors, officers, employees or agents of the Company shall be liable under any written instrument creating an obligation of the Company by reason of their being Stockholders, Directors, officers, employees or agents of the Company, and all Persons shall look solely to the Company’s assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Stockholder, Director, officer, employee or agent liable thereunder to any third party, nor shall the Directors or any officer, employee or agent of the Company be liable to anyone as a result of such omission.

SECTION ~~9.5~~9.4 Agreements with Affiliates. Any agreement between the Company and a Sponsor, the Advisor, a Director or an Affiliate thereof, the approval of which is not the subject of another provision of the Articles of Incorporation, may be effected only if, prior to Listing, a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such agreement approve such agreement as fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.

ARTICLE 10

AMENDMENT; REORGANIZATION; MERGER, ETC.

SECTION 10.1 Amendment. The Company reserves the right from time to time to make any amendment to the Articles of Incorporation, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Articles of Incorporation, of any Equity Shares. All rights and powers conferred by the Articles of Incorporation on Stockholders, Directors and officers are granted subject to this reservation. ~~Notwithstanding anything to the contrary contained herein, a majority of the entire Board without the vote or consent of the Stockholders may at any time amend the Articles of Incorporation (i) to increase or decrease the number of aggregate Equity Shares of the Company or the number of Equity Shares of any class or series that the Company has the authority to issue, (ii) to change the name of the Company, or (iii) to change the name or other designation or the par value of any class or series of Equity Shares and the aggregate par value of the Equity Shares; provided, however, that an amendment of the Articles of Incorporation that adversely affects the rights, preferences and privileges of holders of Common Shares shall require the concurrence of the holders of a majority of the outstanding Common Shares.~~

SECTION 10.2 Merger, Consolidation or Sale of Company Property. Subject to the provisions of any class or series of Equity Shares at the time outstanding, the Directors shall have the power to (i) merge the Company with or into another entity, (ii) consolidate the Company with one (1) or more other entities into a new entity; (iii) sell or otherwise dispose of all or substantially all of the Company Property; or (iv) dissolve or liquidate the

Company; provided, however, that, except as otherwise permitted by law, such action shall have been approved, at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Equity Shares then outstanding and entitled to vote thereon. ~~Any~~Prior to Listing, any such transaction involving an Affiliate of the Company or the Advisor also must be approved by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction as fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.

~~In connection with any proposed Roll-Up Transaction, which, in general terms, is any transaction involving the acquisition, merger, conversion, or consolidation, directly or indirectly, of the Company and the issuance of securities of a Roll-Up Entity that would be created or would survive after the successful completion of the Roll-Up Transaction, an appraisal of all Properties shall be obtained from an Independent Appraiser. The Properties shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the Properties as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of Properties over a twelve (12) month period. The terms of the engagement of the Independent Appraiser shall clearly state that the engagement is for the benefit of the Company and the Stockholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to Stockholders in connection with a proposed Roll-Up Transaction, and if the appraisal will be included in a prospectus used to offer the securities of a Roll-Up Entity, the appraisal shall be filed with the Securities and Exchange Commission and the states as an exhibit to the registration statement for the offering. In connection with a proposed Roll-Up Transaction, the person sponsoring the Roll-Up Transaction shall offer to Stockholders who vote against the proposed Roll-Up Transaction the choice of:~~

~~(a) accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or~~

~~(b) one of the following:~~

~~(1) remaining Stockholders of the Company and preserving their interests therein on the same terms and conditions as existed previously; or~~

~~(2) receiving cash in an amount equal to the Stockholder’s pro rata share of the appraised value of the net assets of the Company.~~

~~The Company is prohibited from participating in any proposed Roll-Up Transaction:~~

~~(a) which would result in the Stockholders having democracy rights in a Roll-Up Entity that are less than the rights provided for in Sections 8.1, 8.2, 8.4, 8.5, 8.6, 8.7 and 9.1 of the Articles of Incorporation;~~

~~(b) which includes provisions that would operate as a material impediment to, or frustration of, the accumulation of shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or which would limit the ability of an investor to exercise the voting rights of its Securities of the Roll-Up Entity on the basis of the number of Equity Shares held by that investor;~~

~~(c) in which investor’s rights to access of records of the Roll-Up Entity will be less than those described in Sections 8.5 and 8.6 hereof; or~~

~~(d) in which any of the costs of the Roll-Up Transaction would be borne by the Company if the Roll-Up Transaction is rejected by the Stockholders.~~

ARTICLE 11

DURATION OF COMPANY

The Company shall continue perpetually unless terminated pursuant to the provisions contained herein or pursuant to any applicable provision of the MGCL.

* * * * * * * * * *

THIRD: There are five directors of the Company. The names of the directors are:

James M. Seneff, Jr.

Thomas K. Sittema

Michael P. Haggerty

J. Douglas ~~J.~~ Holladay

J. Chandler Martin

FOURTH: The current address of the principal office of the Company is as set forth in Article I of the foregoing amendment and restatement of the charter of the Company.

FIFTH: The name and address of the Company’s current resident agent is as set forth in Article I of the foregoing amendment and restatement of the charter of the Company.

SIXTH: The amendment and restatement of the charter of the Company as hereinabove set forth has been duly advised by the Board of Directors and approved by the stockholders of the Company as required by law.

SEVENTH: The undersigned acknowledges these Third Articles of Amendment and Restatement to be the corporate act of the Company and as to all matters or facts required to be verified under oath, the undersigned acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Company has caused these ~~Second~~Third Articles of Amendment and Restatement to be signed in its name and on its behalf by its Senior Vice President and attested to by its Assistant Secretary on this ~~27th~~             day of June, ~~2013.~~2016.

CNL HEALTHCARE PROPERTIES, INC.

By:	~~/S/ HOLLY J. GREER~~
Name:	Holly J. Greer
Title:	Senior Vice President

Attest:

By:	~~/S/ ERIN M. GRAY~~
Name:	~~Erin M~~Tracey B. ~~Gray~~Bracco
Title:	Assistant Secretary

ANNEX 1

2016 FORM OF PROXY

CNL Healthcare Properties, Inc. (Logo)

P.O. Box 4920

Orlando, FL 32802-4920

VOTE BY INTERNET— www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the touch-tone prompts to obtain your records and create an electronic voting instruction form.

VOTE BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the touch-tone prompts.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge Investor Communication Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

Register to receive all future stockholder communications electronically, instead of in print by mail. This means that the annual report, Proxy Statement, and other correspondence can be accessed via the Internet, including distribution statements and tax forms. To sign up to receive these mailings electronically, or to review or change your current delivery preferences, visit our website at www.cnlhealthcareproperties.com/gopaperless.

CNL HEALTHCARE PROPERTIES, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1. Election of five (5) directors, each for a term expiring at the 2017 annual meeting of stockholders and until his successor is duly elected and qualifies.

Nominees

For ☐	Against ☐	Abstain ☐

01) Thomas K. Sittema

02) Stephen H. Mauldin

03) J. Chandler Martin

04) Michael P. Haggerty

05) J. Douglas Holladay

2. Approval of the amendment of certain provisions of our Charter.

2A – Approval of Amendment of our Charter to remove certain provisions included to originally comply with the NASAA REIT Guidelines that are no longer applicable to the Company.

For ☐	Against ☐	Abstain ☐

2B – Amendment of our Charter to remove upon listing of our shares certain provisions included to originally comply with the NASSAA REIT Guidelines.

For ☐	Against ☐	Abstain ☐

2C – Amendment of our Charter to delete certain restrictions on exculpation and indemnification of, and advancement of expenses to, our Officers and Directors and replace them with provisions of applicable Maryland law.

For ☐	Against ☐	Abstain ☐

2D – Amendment of our Charter to clarify that holders of our common shares shall not have the rights of Objecting Stockholders under Title 3, Subtitle 2 of the MGCL and to delete the prohibition on electing to be subject to Title 3, Subtitle 8 of the MGCL.

For ☐	Against ☐	Abstain ☐

3. Ratification of PricewaterhouseCoopers LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2016.

For ☐	Against ☐	Abstain ☐

4. Transaction of such other business as may properly come before the 2016 Annual Meeting or any adjournment or postponement thereof.

For ☐	Against ☐	Abstain ☐

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying proxy statement and notice of the 2016 Annual Meeting and our 2015 Annual Report to Stockholders with respect to our 2015 fiscal year, the terms of each of which are incorporated by reference, and hereby revoke(s) any proxy or proxies heretofore given with respect to the 2016 Annual Meeting. This proxy may be revoked at any time before it is exercised.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

For address changes and/or comments, please check this box and write them on the back where indicated. ¨

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

[PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners) Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY

MATERIALS FOR THE 2016 ANNUAL MEETING OF STOCKHOLDERS

The Proxy Statement and the 2015 Annual Report to Stockholders are available at:

www.proxyvote.com

PROXY

CNL HEALTHCARE PROPERTIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby constitutes and appoints each of Thomas K. Sittema and Stephen H. Mauldin, each of them as proxies with full power of substitution in each to attend, for and in the name of the undersigned to appear and vote all shares of common stock of CNL Healthcare Properties, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on June 22, 2016 at 9:30 a.m. Eastern Time, and at any and all adjournments thereof, with all powers the undersigned would have if personally present, hereby revoking all proxies previously given.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

ADMISSION TICKET

2016 Annual Meeting of Stockholders

Wednesday, June 22, 2016, 9:30 a.m. Eastern Time

CNL City Center

450 S. Orange Avenue

Orlando, Florida 32801

Stockholders who do not present a photo ID and an admission ticket or verification of ownership may not be admitted to the meeting.

Attached below is your proxy card for the 2016 Annual Meeting of Stockholders of

CNL Healthcare Properties, Inc.

You may vote by Telephone, by Internet, or by Mail.

To vote by Telephone or Internet, see instructions on reverse side.

To vote by Mail, please return your proxy in the enclosed Business Reply Envelope.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement is available at www.proxyvote.com

ANNEX 2

Please Vote!

YOUR VOTE IS IMPORTANT. PLEASE SUBMIT YOUR PROXY PROMPTLY. Reduce corporate expenses by submitting your vote by Internet at proxyvote.com.

☑

Read the Enclosed Materials...

Enclosed is the following information for the CNL Healthcare Properties, Inc. Annual Meeting of Stockholders:

•    2015 Annual Report

•    Proxy Statement that describes the proposals to be voted upon

•    Proxy card for each registration*

*  You may have more than one proxy card included in your packet because you have multiple registrations. Please be sure to vote all proxies in your packet.

☑	Vote by Internet… Visit proxyvote.com and follow the online instructions to cast your vote. Your control number is located on the proxy card.

☑	…Or Complete the Proxy Card and Return by Mail… On the proxy card, cast your vote on the proposals, sign and return it in the postage-paid envelope provided. Please note, all parties must sign.

☑	...Or Vote by Telephone Call 800-690-6903 using a touch-tone telephone and follow the simple, recorded instructions. Your control number is located on the proxy card.

If you voted by Internet or by phone, please DO NOT mail back the proxy card.

☑	For Assistance… If you have any questions or need assistance with completing your proxy card, please call our proxy solicitor, Broadridge Investor Communication Solutions, Inc., at 855-928-4482.

Thank you!

We appreciate your participation and support. Again, please be sure to vote. Your vote is important!

Visit cnl.com/gopaperless to sign up for electronic delivery of future stockholder materials.